UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2017 through August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Income Funds

August 31, 2018

JPMorgan Global Bond Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to outpace other developed markets, while geopolitical tensions and rising borrowing costs began to drag on emerging markets during the twelve months ended August 31, 2018.

“While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.” — George C.W. Gatch

Synchronized global economic growth helped the U.S. economy expand during the first half of the reporting period and U.S. equity prices reached record highs in every month from September 2017 through January 2018, a period also marked by low financial market volatility.

However, an early February sell-off in both equity and bond markets in the U.S. rapidly spread to other financial markets. The S&P 500 Index lost more than 10% of its value over several days and a spike in yields on benchmark 10-year U.S. Treasury bonds further roiled markets. U.S. equities recovered somewhat in subsequent months but it wasn’t until August 2018 that the S&P 500 returned to record highs.

In 2018, U.S. gross domestic product (GDP) rose 2.2% in the first quarter and 4.2% in the second quarter, the largest increase in nearly four years. Notably, U.S. corporate earnings and revenues in the first and second quarters of 2018 reached record levels and the U.S. unemployment rate fell to 3.9% in August 2018 from 4.2% in September 2017. The U.S. Federal Reserve responded to job growth and nascent inflationary pressure by raising interest rates in December 2017, and again in March and June. (Subsequent to the end of reporting period, the central bank raised rates in September 2018.)

In the European Union, political uncertainty clouded positive economic growth. While inflation remained below the European Central Bank’s (ECB) target rate, second quarter 2018 GDP grew by 2.1% and the unemployment rate in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008.

However, a new government in Italy threatened to challenge the European Commission’s stability and growth pact, raising investor fears that the commission would enact punitive measures. Also, negotiations over the U.K.’s exit from the European Union continued without resolution during the reporting period, raising political and economic uncertainty.

Against this backdrop, the ECB reiterated it would maintain interest rates at current levels until at least the summer of 2019.

China’s economy continued to drive emerging markets growth in late 2017, but U.S. tariffs on billions of dollars’ worth of Chinese goods in 2018 led to a decline in exports to the U.S. The Chinese government responded in kind to protectionist U.S. trade policies and moved to further stimulate domestic demand.

In other emerging markets, equities and bonds generally provided solid returns for the second half of 2017 but rising U.S. interest rates and a stronger U.S. dollar in 2018 raised borrowing costs and hurt select emerging markets, particularly petroleum importing nations with large current account deficits. Discrete political-economic factors in select nations also weighed on emerging markets debt.

While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.

We believe a long term outlook and a properly diversified portfolio should help investors navigate the changing market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.85%
Bloomberg Barclays Multiverse Index	(1.38)%

Net Assets as of 8/31/2018 (In Thousands)	$3,017,478
Duration as of 8/31/2018	3.0 Years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

During the reporting period, U.S. financial markets largely outperformed other developed markets and emerging markets. Positive economic data, record high corporate earnings and rising interest rates provided support for U.S. equities, while investor uncertainty about overseas markets bolstered U.S. Treasury bonds during the final months of the reporting period.

Within fixed income markets, high yield bonds (also known as “junk bonds”) outperformed investment grade corporate debt and U.S. Treasury bonds. Emerging markets debt was among the worst performers, as rising U.S. interest rates and a stronger U.S. dollar hurt those nations most reliant on foreign borrowing and/or oil imports. Discrete political issues also weighed on bonds issued by Turkey, Brazil, Russia and Italy.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is managed with an unconstrained orientation and is not managed to a benchmark. While the Fund is not managed to a benchmark, its performance is compared with the Bloomberg Barclays Multiverse Index (the “Index”). For the twelve months ended August 31, 2018, the Fund’s Class I shares outperformed the Index.

The Fund’s hedging of foreign currency positions through the use of forward contracts, was a leading contributor to performance relative to the unhedged Index.

The Fund’s allocations to corporate high yield bonds and securitized debt products were the leading contributors to absolute performance. During the reporting period, high yield returns were supported by robust corporate fundamentals, including low default rates, consistently strong earnings and prudent approaches to financing. The Fund’s security selection in shorter duration securitized debt products also helped absolute performance as interest rates rose during the reporting period. Generally, bonds with shorter duration will experience a smaller decrease in price as interest rates rise versus bonds with longer duration.

The Fund’s allocation to emerging markets debt was the leading detractor from absolute performance. Emerging markets came under pressure in the second half of the reporting period due to rising U.S. interest rates, a stronger U.S. dollar and discrete political-economic issues in select nations. The Fund’s allocation to investment grade corporate credit also detracted from absolute performance amid slower demand and excess supply in the sector.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s managers increased their allocation to asset-backed securities in order to take advantage of a strong U.S. consumer and short duration positioning. The Fund also added an allocation to the European periphery (Italy, Spain, and Portugal). The managers decreased their allocations to investment grade and high yield corporate credit.

The managers modestly decreased the length of the Fund’s overall duration through a reduction in long end high yield and investment grade credit, as well as emerging markets local currency debt. The Fund’s duration decreased to 2.95 years at August 31, 2018 from 3.01 years at August 31, 2017.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

PORTFOLIO COMPOSITION***
Corporate Bonds	51.3%
Foreign Government Securities	16.7
Asset-Backed Securities	10.2
Commercial Mortgage-Backed Securities	5.3
Collateralized Mortgage Obligations	3.7
Loan Assignments	3.6
Convertible Bonds	3.1
Others (each less than 1.0%)	0.6
Short-Term Investments	5.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	48.2%
Portugal	4.2
Spain	3.8
France	3.1
United Kingdom	3.0
Cayman Islands	2.8
Indonesia	2.4
Luxembourg	2.3
Italy	1.9
Germany	1.8
Mexico	1.6
Ireland	1.5
Australia	1.4
Netherlands	1.4
South Africa	1.2
Canada	1.1
Switzerland	1.1
Greece	1.1
Others (each less than 1.0%)	10.6
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 4, 2012
With Sales Charge*		(3.29)%	2.96%	3.51%
Without Sales Charge		0.50	3.76	4.17
CLASS C SHARES	September 4, 2012
With CDSC**		(0.80)	3.36	3.77
Without CDSC		0.20	3.36	3.77
CLASS I SHARES	September 4, 2012	0.85	4.03	4.45
CLASS R6 SHARES	September 4, 2012	0.99	4.17	4.60

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/18 )

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Bond Opportunities Fund, the Bloomberg Barclays Multiverse Index and the Lipper Global Income Funds Index from September 4, 2012 to August 31, 2018. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the international fixed income bond market. The Bloomberg Barclays Multiverse Index represents the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 50.4%
Argentina — 0.3%
Pampa Energia SA
7.38%, 7/21/2023 (a)	2,768	2,398
7.50%, 1/24/2027 (b)	3,090	2,457
YPF SA
6.95%, 7/21/2027 (a)	2,660	2,128
6.95%, 7/21/2027 (b)	1,674	1,339

		8,322

Australia — 0.1%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (c) (d) (e)	1,076	1,116
FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022 (a)	265	260
5.13%, 5/15/2024 (a)	265	257
Nufarm Australia Ltd.
5.75%, 4/30/2026 (a)	202	188
Origin Energy Finance Ltd. (EUR Swap Annual 5 Year + 3.67%), 4.00%, 9/16/2074 (b) (d)	EUR 1,800	2,148

		3,969

Azerbaijan — 0.2%
State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	4,590	4,504

Bahrain — 0.1%
Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	1,600	1,572

Belgium — 0.5%
Anheuser-Busch InBev Finance, Inc.
3.65%, 2/1/2026	3,115	3,047
4.90%, 2/1/2046	3,305	3,359
Anheuser-Busch InBev SA/NV 2.00%, 3/17/2028 (b)	EUR 900	1,091
Nyrstar Netherlands Holdings BV 6.88%, 3/15/2024 (b)	EUR 1,600	1,650
Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (b) (c) (d) (e)	EUR 3,400	4,402
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (b)	EUR 1,600	1,796

		15,345

Brazil — 0.4%
Banco Daycoval SA 5.75%, 3/19/2019 (b)	900	900

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Brazil — continued
Banco do Brasil SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (b) (c) (d) (e)	1,431	1,072
Banco Votorantim SA 7.38%, 1/21/2020 (b)	700	721
Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	3,380	3,375
JSL Europe SA 7.75%, 7/26/2024 (b)	3,950	3,514
Suzano Austria GmbH 5.75%, 7/14/2026 (a)	1,430	1,430
Votorantim Cimentos SA 7.25%, 4/5/2041 (b)	1,950	1,914

		12,926

Canada — 1.0%
1011778 BC ULC 4.25%, 5/15/2024 (a)	900	859
ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (a)	188	194
Baytex Energy Corp.
5.13%, 6/1/2021 (a)	100	97
5.63%, 6/1/2024 (a)	115	109
Bombardier, Inc.
8.75%, 12/1/2021 (a)	877	969
6.00%, 10/15/2022 (a)	1,071	1,076
6.13%, 1/15/2023 (a)	727	733
7.50%, 12/1/2024 (a)	287	302
7.50%, 3/15/2025 (a)	461	476
Calfrac Holdings LP 8.50%, 6/15/2026 (a)	215	205
Cenovus Energy, Inc.
4.25%, 4/15/2027	810	782
6.75%, 11/15/2039	1,596	1,824
5.20%, 9/15/2043	993	967
Concordia International Corp.
9.00%, 4/1/2022 (a)	630	573
7.00%, 4/15/2023 ‡ (a) (f)	857	52
Cott Holdings, Inc. 5.50%, 4/1/2025 (a)	241	236
Emera US Finance LP 3.55%, 6/15/2026	3,916	3,721
Encana Corp.
6.50%, 8/15/2034	2,025	2,380
6.50%, 2/1/2038	552	655
Garda World Security Corp. 8.75%, 5/15/2025 (a)	2,955	2,911
Hudbay Minerals, Inc. 7.25%, 1/15/2023 (a)	250	254

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Canada — continued
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	321	294
Mattamy Group Corp. 6.88%, 12/15/2023 (a)	560	570
MEG Energy Corp.
6.38%, 1/30/2023 (a)	800	726
6.50%, 1/15/2025 (a)	2,467	2,455
NOVA Chemicals Corp.
5.25%, 8/1/2023 (a)	80	80
5.00%, 5/1/2025 (a)	570	550
Open Text Corp.
5.63%, 1/15/2023 (a)	295	304
5.88%, 6/1/2026 (a)	272	281
Precision Drilling Corp.
7.75%, 12/15/2023	720	762
5.25%, 11/15/2024	350	333
7.13%, 1/15/2026 (a)	391	402
Quebecor Media, Inc. 5.75%, 1/15/2023	975	1,009
Seven Generations Energy Ltd. 5.38%, 9/30/2025 (a)	542	526
Stars Group Holdings BV 7.00%, 7/15/2026 (a)	519	540
Transcanada Trust (ICE LIBOR USD 3 Month + 3.53%), 5.63%, 5/20/2075 (d)	357	355
Videotron Ltd.
5.38%, 6/15/2024 (a)	1,300	1,336
5.13%, 4/15/2027 (a)	100	99

		29,997

Chile — 0.0% (g)
Empresa Electrica Guacolda SA 4.56%, 4/30/2025 (b)	1,300	1,207

China — 0.5%
Bluestar Finance Holdings Ltd. 3.13%, 9/30/2019 (b)	1,400	1,388
Eagle Intermediate Global Holding BV 5.38%, 5/1/2023 (b)	EUR 1,300	1,519
GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	1,062	935
GOME Retail Holdings Ltd. 5.00%, 3/10/2020 (b)	1,864	1,755
Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (b)	1,450	1,414
MCC Holding Hong Kong Corp. Ltd. 2.95%, 5/31/2020 (b)	1,450	1,423

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

China — continued
Moon Wise Global Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 12.37%), 9.00%, 1/28/2019 (b) (c) (d) (e)	700	709
Overseas Chinese Town Asia Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%, 10/10/2020 (b) (c) (d) (e)	1,400	1,356
Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (b) (c) (d) (e)	2,094	1,740
Tianjin Infrastructure Construction & Investment Group Co. Ltd. 2.75%, 6/15/2019 (b)	900	884
Times China Holdings Ltd. 6.25%, 1/23/2020 (b)	1,600	1,582
West China Cement Ltd. 6.50%, 9/11/2019 (b)	700	704

		15,409

Denmark — 0.2%
Danske Bank A/S (EUR Swap Annual 5 Year + 5.47%), 5.88%, 4/6/2022 (b) (c) (d) (e)	EUR 3,400	4,252
DKT Finance ApS 9.38%, 6/17/2023 (a)	700	740
TDC A/S 3.75%, 3/2/2022 (h)	EUR 1,000	1,271

		6,263

Finland — 0.1%
Nokia OYJ 4.38%, 6/12/2027	479	460
Stora Enso OYJ 2.50%, 6/7/2027 (b)	EUR 1,000	1,212

		1,672

France — 3.0%
Accor SA (EUR Swap Annual 5 Year + 3.65%), 4.13%, 6/30/2020 (b) (c) (d) (e)	EUR 1,200	1,461
Altice France SA
5.63%, 5/15/2024 (b)	EUR 4,650	5,641
6.25%, 5/15/2024 (a)	618	610
7.38%, 5/1/2026 (a)	760	747
8.13%, 2/1/2027 (a)	367	373
Arkema SA (EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020 (b) (c) (d) (e)	EUR 1,200	1,490
Autodis SA 4.38%, 5/1/2022 (b)	EUR 750	883
BPCE SA
5.15%, 7/21/2024 (a)	8,195	8,383

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
France — continued
(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (b) (d)	EUR 1,200	1,463
Casino Guichard Perrachon SA 3.58%, 2/7/2025 (b) (h)	EUR 2,900	2,830
CMA CGM SA 6.50%, 7/15/2022 (b)	EUR 800	911
Constantin Investissement 3 SASU 5.38%, 4/15/2025 (b)	EUR 1,700	1,954
Credit Agricole SA
4.38%, 3/17/2025 (a)	1,875	1,846
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (c) (d) (e)	2,740	3,014
Elis SA
3.00%, 4/30/2022 (b)	EUR 1,300	1,533
1.88%, 2/15/2023 (b)	EUR 1,600	1,868
2.88%, 2/15/2026 (b)	EUR 1,400	1,630
Europcar Mobility Group 4.13%, 11/15/2024 (b)	EUR 2,800	3,251
Faurecia SA
3.63%, 6/15/2023 (b)	EUR 1,000	1,208
2.63%, 6/15/2025 (b)	EUR 750	892
Fnac Darty SA 3.25%, 9/30/2023 (b)	EUR 1,000	1,202
Horizon Parent Holdings SARL 8.25% (cash), 2/15/2022 (b) (i)	EUR 1,500	1,823
La Financiere Atalian SASU
4.00%, 5/15/2024 (b)	EUR 2,000	2,253
5.13%, 5/15/2025 (a)	EUR 265	302
5.13%, 5/15/2025 (b)	EUR 400	457
Loxam SAS 4.25%, 4/15/2024 (b)	EUR 3,500	4,285
Novafives SAS 5.00%, 6/15/2025 (a)	EUR 1,395	1,549
Orano SA
4.38%, 11/6/2019	EUR 1,800	2,187
3.25%, 9/4/2020 (b)	EUR 1,400	1,694
4.88%, 9/23/2024	EUR 2,100	2,590
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR 1,601	1,877
4.00%, 3/31/2025 (b)	EUR 500	586
Peugeot SA
2.38%, 4/14/2023(b)	EUR 4,500	5,522
2.00%, 3/20/2025(b)	EUR 300	348
Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (b)(d)	EUR 700	800
Rexel SA
2.63%, 6/15/2024(b)	EUR 3,250	3,849
2.13%, 6/15/2025(b)	EUR 900	1,021

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

France — continued
Societe Generale SA
(EUR Swap Annual 5 Year + 5.54%), 6.75%, 4/7/2021(b)(c)(d)(e)	EUR 850	1,069
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (c) (d) (e)	4,735	5,049
SPIE SA 3.13%, 3/22/2024 (b)	EUR 3,300	3,849
TOTAL SA (EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (b) (c) (d) (e)	EUR 1,750	2,188
Vallourec SA
6.63%, 10/15/2022 (b)	EUR 1,200	1,457
6.38%, 10/15/2023 (a)	EUR 620	733
6.38%, 10/15/2023 (b)	EUR 200	236
2.25%, 9/30/2024 (b)	EUR 2,000	1,910

		90,824

Germany — 1.8%
Adler Pelzer Holding GmbH 4.13%, 4/1/2024 (b)	EUR 1,130	1,317
Allianz SE (EURIBOR 3 Month + 3.35%), 3.10%, 7/6/2047 (b) (d)	EUR 200	241
CBR Fashion Finance BV 5.13%, 10/1/2022 (b)	EUR 935	955
CTC BondCo GmbH
5.25%, 12/15/2025 (a)	EUR 1,406	1,612
5.25%, 12/15/2025 (b)	EUR 1,050	1,203
Deutsche Bank AG 4.25%, 10/14/2021	3,065	3,051
Douglas GmbH 6.25%, 7/15/2022 (b)	EUR 650	674
Hapag-Lloyd AG 6.75%, 2/1/2022 (b)	EUR 500	604
IHO Verwaltungs GmbH
3.25% (cash), 9/15/2023 (b) (i)	EUR 1,900	2,260
3.75% (cash), 9/15/2026 (b) (i)	EUR 1,400	1,667
Nidda BondCo GmbH 5.00%, 9/30/2025 (b)	EUR 2,100	2,374
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (b)	EUR 2,309	2,667
ProGroup AG
3.00%, 3/31/2026 (a)	EUR 987	1,145
3.00%, 3/31/2026 (b)	EUR 900	1,045
Schaeffler Finance BV 3.25%, 5/15/2025 (b)	EUR 5,300	6,497
Tele Columbus AG 3.88%, 5/2/2025 (b)	EUR 2,163	2,223
thyssenkrupp AG
1.38%, 3/3/2022 (b)	EUR 5,500	6,443
2.50%, 2/25/2025 (b)	EUR 3,450	4,206
Unitymedia GmbH 3.75%, 1/15/2027 (b)	EUR 1,296	1,588

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Germany — continued
Unitymedia Hessen GmbH & Co. KG
4.00%, 1/15/2025 (b)	EUR 5,750	7,009
3.50%, 1/15/2027 (b)	EUR 1,550	1,896
WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (b)	EUR 2,200	2,517

		53,194

Ghana — 0.0% (g)
Tullow Oil plc 7.00%, 3/1/2025 (a)	365	352

Greece — 0.5%
Alpha Bank AE 2.50%, 2/5/2023 (b)	EUR 7,700	9,053
Crystal Almond SARL 10.00%, 11/1/2021 (b)	EUR 2,050	2,570
National Bank of Greece SA 2.75%, 10/19/2020 (b)	EUR 2,692	3,226
OTE plc 3.50%, 7/9/2020 (b)	EUR 1,350	1,638

		16,487

Guatemala — 0.1%
Cementos Progreso Trust 7.13%, 11/6/2023 (b)	700	723
Comunicaciones Celulares SA 6.88%, 2/6/2024 (b)	700	722

		1,445

Hong Kong — 0.1%
Studio City Co. Ltd. 7.25%, 11/30/2021 (b)	700	725
WTT Investment Ltd. 5.50%, 11/21/2022 (a)	3,700	3,686

		4,411

India — 0.3%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	4,930	4,402
JSW Steel Ltd. 5.25%, 4/13/2022 (b)	3,444	3,422

		7,824

Indonesia — 0.1%
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	1,027	940
Theta Capital Pte. Ltd. 7.00%, 4/11/2022 (b)	900	741

		1,681

Ireland — 1.4%
AerCap Ireland Capital DAC
4.63%, 10/30/2020	837	856

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Ireland — continued
5.00%, 10/1/2021	1,515	1,566
4.63%, 7/1/2022	3,765	3,851
3.65%, 7/21/2027	2,585	2,394
Allied Irish Banks plc
(EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020(b)(c)(d)(e)	EUR 1,650	2,107
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025(b)(d)	EUR 3,100	3,810
Ardagh Packaging Finance plc
4.13%, 5/15/2023 (b)	EUR 2,050	2,483
4.63%, 5/15/2023 (a)	500	496
2.75%, 3/15/2024 (b)	EUR 1,900	2,232
6.75%, 5/15/2024 (b)	EUR 2,707	3,395
7.25%, 5/15/2024 (a)	2,750	2,891
6.00%, 2/15/2025 (a)	850	831
Avolon Holdings Funding Ltd. 5.50%, 1/15/2023 (a)	450	462
Bank of Ireland
(EUR Swap Annual 5 Year + 6.96%), 7.38%, 6/18/2020 (b) (c) (d) (e)	EUR 1,870	2,343
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 6/11/2024 (b) (d)	EUR 2,587	3,077
eircom Finance DAC 4.50%, 5/31/2022 (b)	EUR 2,950	3,500
Park Aerospace Holdings Ltd.
4.50%, 3/15/2023 (a)	920	910
5.50%, 2/15/2024 (a)	350	359
Smurfit Kappa Acquisitions ULC
3.25%, 6/1/2021 (b)	EUR 3,250	4,042
2.75%, 2/1/2025 (b)	EUR 1,600	1,939

		43,544

Israel — 0.2%
Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/2024 (b)	EUR 400	408
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/2026	4,790	3,976
6.75%, 3/1/2028	670	698

		5,082

Italy — 1.9%
Buzzi Unicem SpA 2.13%, 4/28/2023 (b)	EUR 1,500	1,781
Enel Finance International NV
3.63%, 5/25/2027 (a)	3,570	3,285
3.50%, 4/6/2028 (a)	4,365	3,930

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Italy — continued
Enel SpA (GBP Swap 5 Year + 5.66%), 7.75%, 9/10/2075 (b) (d)	GBP 2,250	3,199
EVOCA SpA 7.00%, 10/15/2023 (b)	EUR 2,725	3,367
Intesa Sanpaolo SpA
5.71%, 1/15/2026 (a)	400	363
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (b) (c) (d) (e)	EUR 1,800	2,165
3.88%, 7/14/2027 (a)	5,880	5,049
Leonardo SpA
4.50%, 1/19/2021	EUR 4,700	5,921
4.88%, 3/24/2025	EUR 2,675	3,568
Saipem Finance International BV 3.75%, 9/8/2023 (b)	EUR 2,250	2,765
Snaitech SpA 6.38%, 11/7/2021 (b)	EUR 500	603
Telecom Italia Capital SA
6.38%, 11/15/2033	489	496
6.00%, 9/30/2034	282	278
7.20%, 7/18/2036	179	191
7.72%, 6/4/2038	85	93
Telecom Italia Finance SA 7.75%, 1/24/2033	EUR 850	1,343
Telecom Italia SpA
3.25%, 1/16/2023 (b)	EUR 4,250	5,191
3.00%, 9/30/2025 (b)	EUR 1,600	1,877
3.63%, 5/25/2026 (b)	EUR 4,350	5,275
Wind Tre SpA
2.63%, 1/20/2023 (b)	EUR 3,523	3,913
3.13%, 1/20/2025 (b)	EUR 1,000	1,084
5.00%, 1/20/2026 (a)	1,506	1,347

		57,084

Jamaica — 0.0% (g)
Digicel Group Ltd. 7.13%, 4/1/2022 (b)	1,574	944

Japan — 0.1%
SoftBank Group Corp. 4.00%, 7/30/2022 (b)	EUR 2,995	3,706

Jordan — 0.0% (g)
Hikma Pharmaceuticals plc 4.25%, 4/10/2020 (b)	900	899

Kazakhstan — 0.2%
KazMunayGas National Co. JSC 4.75%, 4/19/2027 (b)	4,500	4,489
Nostrum Oil & Gas Finance BV 8.00%, 7/25/2022 (a)	1,700	1,625

		6,114

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Kuwait — 0.2%
Kuwait Projects Co. SPC Ltd.
5.00%, 3/15/2023 (b)	2,400	2,409
4.50%, 2/23/2027 (b)	3,226	3,000

		5,409

Luxembourg — 2.2%
Altice Financing SA 5.25%, 2/15/2023 (b)	EUR 3,650	4,409
Altice Finco SA
4.75%, 1/15/2028 (a)	EUR 800	783
4.75%, 1/15/2028 (b)	EUR 1,025	1,004
Altice Luxembourg SA
7.25%, 5/15/2022 (b)	EUR 4,952	5,785
6.25%, 2/15/2025 (b)	EUR 2,550	2,824
ArcelorMittal
2.88%, 7/6/2020 (b)	EUR 800	974
3.00%, 4/9/2021 (b)	EUR 550	678
0.95%, 1/17/2023 (b)	EUR 600	689
Auris Luxembourg II SA 8.00%, 1/15/2023 (b)	EUR 3,570	4,311
FAGE International SA 5.63%, 8/15/2026 (a)	2,450	2,150
Galapagos SA 5.38%, 6/15/2021 ‡ (b)	EUR 975	1,015
Garfunkelux Holdco 2 SA 11.00%, 11/1/2023 (b)	GBP 700	895
Garfunkelux Holdco 3 SA 7.50%, 8/1/2022 (b)	EUR 495	569
INEOS Finance plc 4.00%, 5/1/2023 (b)	EUR 3,000	3,552
INEOS Group Holdings SA
5.38%, 8/1/2024 (b)	EUR 1,150	1,404
5.63%, 8/1/2024 (a)	500	493
Intelsat Connect Finance SA 9.50%, 2/15/2023 (a)	948	945
Intelsat Jackson Holdings SA
7.25%, 10/15/2020	597	598
7.50%, 4/1/2021	2,770	2,787
5.50%, 8/1/2023	1,227	1,119
8.00%, 2/15/2024 (a)	1,177	1,239
9.75%, 7/15/2025 (a)	80	85
Intelsat Luxembourg SA
7.75%, 6/1/2021	435	419
8.13%, 6/1/2023	490	425
Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (b)	EUR 1,600	1,885
Matterhorn Telecom SA 3.88%, 5/1/2022 (b)	EUR 3,900	4,611

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Luxembourg — continued
Monitchem HoldCo 3 SA 5.25%, 6/15/2021 (b)	EUR 1,255	1,418
Picard Bondco SA 5.50%, 11/30/2024 (a)	EUR 1,300	1,426
Samsonite Finco SARL 3.50%, 5/15/2026 (a)	EUR 592	676
SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (b) (c) (d) (e)	EUR 4,150	4,986
SIG Combibloc Holdings SCA 7.75%, 2/15/2023 (b)	EUR 5,150	6,224
Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (b)	EUR 2,970	3,696
WFS Global Holding SAS 9.50%, 7/15/2022 (b)	EUR 1,000	1,220

		65,294

Mauritius — 0.0% (g)
Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (b)	1,357	1,396

Mexico — 1.1%
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (c) (d) (e)	2,670	2,680
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/4/2031 (a) (d)	1,885	1,787
Banco Nacional de Comercio Exterior SNC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (a) (d)	1,900	1,850
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (d)	4,300	3,931
Cemex SAB de CV
5.70%, 1/11/2025 (a)	1,250	1,258
6.13%, 5/5/2025 (a)	600	617
7.75%, 4/16/2026 (a)	1,340	1,462
Comision Federal de Electricidad 4.75%, 2/23/2027 (b)	900	888
Elementia SAB de CV 5.50%, 1/15/2025 (a)	1,940	1,848
Nemak SAB de CV 4.75%, 1/23/2025 (a)	4,300	4,143
Petroleos Mexicanos
4.88%, 1/24/2022	3,020	3,038
5.35%, 2/12/2028 (b)	5,697	5,294

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Mexico — continued
5.63%, 1/23/2046	3,510	2,883

		31,679

Morocco — 0.2%
OCP SA
5.63%, 4/25/2024 (b)	1,200	1,234
4.50%, 10/22/2025 (b)	3,360	3,247

		4,481

Netherlands — 1.1%
ABN AMRO Bank NV
(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (b) (c) (d) (e)	EUR 3,900	4,826
4.75%, 7/28/2025 (a)	3,555	3,599
Hema Bondco I BV (EURIBOR 3 Month + 6.25%), 6.25%, 7/15/2022 (b) (d)	EUR 1,400	1,550
Hema Bondco II BV 8.50%, 1/15/2023 (b)	EUR 200	218
ING Groep NV (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (c) (d) (e)	1,950	1,984
Lincoln Finance Ltd. 6.88%, 4/15/2021 (b)	EUR 1,600	1,922
Sigma Holdco BV 5.75%, 5/15/2026 (b)	EUR 1,993	2,200
Sunshine Mid BV
6.50%, 5/15/2026 (a)	EUR 1,250	1,393
6.50%, 5/15/2026 (b)	EUR 750	836
UPC Holding BV 5.50%, 1/15/2028 (a)	200	186
UPCB Finance IV Ltd.
5.38%, 1/15/2025 (a)	1,950	1,926
4.00%, 1/15/2027 (b)	EUR 1,935	2,304
UPCB Finance VII Ltd. 3.63%, 6/15/2029(b)	EUR 1,450	1,673
Ziggo Bond Finance BV
4.63%, 1/15/2025 (b)	EUR 3,900	4,504
5.88%, 1/15/2025 (a)	715	668
Ziggo BV
3.75%, 1/15/2025 (b)	EUR 2,400	2,785
4.25%, 1/15/2027 (b)	EUR 1,000	1,161
5.50%, 1/15/2027 (a)	435	410

		34,145

Nigeria — 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/2021 (a)	1,600	1,606
United Bank for Africa plc 7.75%, 6/8/2022 (b)	1,200	1,200

		2,806

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Norway — 0.0% (g)
Aker BP ASA 5.88%, 3/31/2025 (a)	255	265

Panama — 0.0% (g)
Global Bank Corp. 5.13%, 10/30/2019 (b)	700	706

Peru — 0.3%
Nexa Resources SA 5.38%, 5/4/2027 (b)	5,950	5,668
Southern Copper Corp. 5.88%, 4/23/2045	3,070	3,346

		9,014

Portugal — 0.3%
EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (b) (d)	EUR 2,800	3,518
EDP Finance BV
5.25%, 1/14/2021 (a)	400	412
2.38%, 3/23/2023 (b)	EUR 2,000	2,480
3.63%, 7/15/2024 (a)	4,130	3,983

		10,393

Qatar — 0.1%
ABQ Finance Ltd. 3.50%, 2/22/2022 (b)	2,600	2,525
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	1,693	1,727

		4,252

Saudi Arabia — 0.1%
Dar Al-Arkan Sukuk Co. Ltd. 6.88%, 4/10/2022 (b)	2,431	2,382

South Korea—0.2%
MagnaChip Semiconductor SA 5.00%, 3/1/2021	1,360	2,033
Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 5/16/2022 (b) (c) (d) (e)	4,150	4,050

		6,083

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021 (b) (c) (d) (e)	EUR 2,400	3,078
Banco Santander SA 3.25%, 4/4/2026 (b)	EUR 800	956
CaixaBank SA
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (b) (c) (d) (e)	EUR 5,200	6,498
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (b) (d)	EUR 3,200	3,898
Cellnex Telecom SA 2.88%, 4/18/2025 (b)	EUR 1,200	1,423

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Spain — continued
eDreams ODIGEO SA 8.50%, 8/1/2021 (b)	EUR 1,619	1,959
Gas Natural Fenosa Finance BV (EUR Swap Annual 8 Year + 3.35%), 4.13%, 11/18/2022 (b) (c) (d) (e)	EUR 1,800	2,185
Gestamp Funding Luxembourg SA 3.50%, 5/15/2023 (b)	EUR 1,646	1,971
Grifols SA 3.20%, 5/1/2025 (b)	EUR 1,800	2,091
Grupo-Antolin Irausa SA 3.25%, 4/30/2024 (b)	EUR 1,500	1,727
LHMC Finco SARL 6.25%, 12/20/2023 (a)	EUR 1,439	1,720
Telefonica Emisiones SAU 4.67%, 3/6/2038	930	888
Telefonica Europe BV
(EUR Swap Annual 5 Year + 3.81%), 4.20%, 12/4/2019 (b) (c) (d) (e)	EUR 500	599
(EUR Swap Annual 5 Year + 2.33%), 2.63%, 6/7/2023 (b) (c) (d) (e)	EUR 2,900	3,139
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 12/4/2023 (b) (c) (d) (e)	EUR 1,700	1,857
(EUR Swap Annual 10 Year + 4.30%), 5.88%, 3/31/2024 (b) (c) (d) (e)	EUR 5,700	7,145

		41,134

Sri Lanka — 0.1%
National Savings Bank 8.88%, 9/18/2018 (b)	2,950	2,954

Sweden — 0.4%
Nordea Bank AB (USD Swap Semi 5 Year + 3.39%), 6.13%, 9/23/2024 (a) (c) (d) (e)	1,674	1,647
Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (b)	EUR 1,150	1,324
Verisure Holding AB 6.00%, 11/1/2022 (b)	EUR 2,835	3,419
Verisure Midholding AB 5.75%, 12/1/2023 (b)	EUR 2,500	2,921
Volvo Car AB
3.25%, 5/18/2021 (b)	EUR 1,000	1,243
2.00%, 1/24/2025 (b)	EUR 2,350	2,700

		13,254

Switzerland — 1.1%
Credit Suisse AG 6.50%, 8/8/2023 (a)	1,938	2,072
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (c) (d) (e)	7,280	7,735
4.28%, 1/9/2028 (a)	1,575	1,549

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
Switzerland — continued
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (d)	1,585	1,513
Dufry Finance SCA 4.50%, 8/1/2023 (b)	EUR 2,200	2,645
Dufry One BV 2.50%, 10/15/2024 (b)	EUR 2,550	2,988
Glencore Finance Europe Ltd. 1.63%, 1/18/2022 (b)	EUR 900	1,064
Kongsberg Actuation Systems BV 5.00%, 7/15/2025 (a)	EUR 820	950
UBS AG 5.13%, 5/15/2024 (b)	1,404	1,422
UBS Group AG
(USD Swap Semi 5 Year + 5.46%), 7.13%, 2/19/2020 (b) (c) (d) (e)	723	745
(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (b) (c) (d) (e)	EUR 4,950	6,377
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (c) (d) (e)	2,750	2,918

		31,978

Turkey — 0.3%
Akbank Turk A/S (USD Swap Semi 5 Year + 4.03%), 6.80%, 4/27/2028 (b) (d)	4,050	2,349
Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (b)	3,103	2,641
QNB Finansbank A/S 6.25%, 4/30/2019 (b)	700	691
Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (b)	3,340	2,739
Turkiye Sise ve Cam Fabrikalari A/S 4.25%, 5/9/2020 (b)	502	462

		8,882

United Arab Emirates — 0.1%
DAE Funding LLC
4.50%, 8/1/2022 (a)	164	162
5.00%, 8/1/2024 (a)	390	383
EMG SUKUK Ltd. 4.56%, 6/18/2024 (b)	2,800	2,807
Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (a)	1,036	1,053

		4,405

United Kingdom — 3.0%
Barclays plc
(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c) (d) (e)	294	296
4.38%, 9/11/2024	2,800	2,718
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/2025 (b) (d)	EUR 2,400	2,812
5.20%, 5/12/2026	695	687

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — continued
4.84%, 5/9/2028	710	674
BAT Capital Corp.
3.56%, 8/15/2027 (a)	3,145	2,946
4.39%, 8/15/2037 (a)	4,260	3,964
British Telecommunications plc 1.75%, 3/10/2026 (b)	EUR 2,500	2,962
CNH Industrial Finance Europe SA 2.88%, 5/17/2023 (b)	EUR 700	871
CPUK Finance Ltd. 4.25%, 8/28/2022 (b)	GBP 1,950	2,524
EC Finance plc 2.38%, 11/15/2022 (b)	EUR 400	467
Fiat Chrysler Automobiles NV
4.50%, 4/15/2020	273	274
5.25%, 4/15/2023	1,360	1,382
3.75%, 3/29/2024 (b)	EUR 4,600	5,765
Galaxy Bidco Ltd. 6.38%, 11/15/2020 (b)	GBP 1,400	1,805
HSBC Holdings plc
(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (c) (d) (e)	EUR 2,700	3,514
4.25%, 3/14/2024	3,095	3,104
(ICE LIBOR USD 3 Month + 1.00%), 3.32%, 5/18/2024 (d)	8,991	9,016
Iceland Bondco plc
6.75%, 7/15/2024 (b)	GBP 1,400	1,880
4.63%, 3/15/2025 (b)	GBP 1,375	1,624
Jaguar Land Rover Automotive plc
4.13%, 12/15/2018 (a)	500	500
4.25%, 11/15/2019 (a)	200	200
4.50%, 10/1/2027 (a)	611	517
KCA Deutag UK Finance plc
7.25%, 5/15/2021 (a)	410	383
9.88%, 4/1/2022 (a)	400	399
New Look Secured Issuer plc 6.50%, 7/1/2022 (b)	GBP 2,050	1,609
NGG Finance plc (GBP Swap 12 Year + 3.48%), 5.63%, 6/18/2073 (b) (d)	GBP 710	1,008
Nomad Foods Bondco plc 3.25%, 5/15/2024 (b)	EUR 1,600	1,876
Pizzaexpress Financing 2 plc 6.63%, 8/1/2021 (b)	GBP 880	1,016
Royal Bank of Scotland Group plc
(USD Swap Semi 5 Year + 7.60%), 8.63%, 8/15/2021 (c) (d) (e)	2,000	2,141
6.13%, 12/15/2022	1,645	1,725
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)	3,185	3,096
6.00%, 12/19/2023	1,402	1,462

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United Kingdom — continued
Santander UK Group Holdings plc 4.75%, 9/15/2025 (a)	1,520	1,498
Standard Life Aberdeen plc (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.75%, 7/12/2027 (b) (c) (d) (e)	GBP 638	1,100
Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (b)	EUR 2,750	3,392
Tesco Corporate Treasury Services plc 2.50%, 7/1/2024 (b)	EUR 7,700	9,481
Tesco plc 6.13%, 2/24/2022	GBP 1,000	1,463
Virgin Media Finance plc
4.50%, 1/15/2025 (b)	EUR 3,100	3,657
5.75%, 1/15/2025 (a)	200	193
Virgin Media Secured Finance plc
5.25%, 1/15/2026 (a)	205	199
5.50%, 8/15/2026 (a)	775	762
Worldpay Finance plc 3.75%, 11/15/2022 (b)	EUR 2,700	3,385

		90,347

United States — 25.0%
21st Century Fox America, Inc. 4.95%, 10/15/2045	2,500	2,734
A10 Revolving Asset Financing LLC + 0.00%), 8.32%, 1/9/2020 ‡ (d)	250	250
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	330	342
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	1,920	1,910
ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	938	1,003
Adient Global Holdings Ltd. 3.50%, 8/15/2024 (b)	EUR 1,725	1,871
ADT Corp. (The) 4.13%, 6/15/2023	1,040	989
Advanced Micro Devices, Inc. 7.00%, 7/1/2024	186	197
Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	846	832
Air Lease Corp. 3.00%, 9/15/2023	1,260	1,201
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a)	1,275	1,147
AK Steel Corp. 7.00%, 3/15/2027	275	261
Albertsons Cos. LLC
6.63%, 6/15/2024	1,581	1,526
5.75%, 3/15/2025	1,471	1,331
Alcoa Nederland Holding BV 6.75%, 9/30/2024 (a)	350	371

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Alliance Data Systems Corp.
5.88%, 11/1/2021 (a)	509	520
5.38%, 8/1/2022 (a)	543	546
Allison Transmission, Inc. 4.75%, 10/1/2027 (a)	777	730
Ally Financial, Inc.
4.75%, 9/10/2018	250	250
4.13%, 3/30/2020	1,000	1,004
4.25%, 4/15/2021	215	215
4.13%, 2/13/2022	805	801
4.63%, 5/19/2022	290	292
4.63%, 3/30/2025	2,530	2,527
8.00%, 11/1/2031	455	556
Altice US Finance I Corp.
5.38%, 7/15/2023 (a)	560	564
5.50%, 5/15/2026 (a)	335	329
Altria Group, Inc.
4.00%, 1/31/2024	1,500	1,532
4.25%, 8/9/2042	1,165	1,086
3.88%, 9/16/2046	965	857
AMC Entertainment Holdings, Inc.
5.88%, 2/15/2022	320	325
5.75%, 6/15/2025	1,590	1,543
6.13%, 5/15/2027	107	105
AMC Networks, Inc.
5.00%, 4/1/2024	258	254
4.75%, 8/1/2025	278	268
American Axle & Manufacturing, Inc.
6.63%, 10/15/2022	1,185	1,215
6.25%, 4/1/2025	3,813	3,794
6.25%, 3/15/2026	288	284
6.50%, 4/1/2027	1,180	1,168
American International Group, Inc. 3.90%, 4/1/2026	1,750	1,717
American Tower Corp. REIT, 3.38%, 10/15/2026	2,390	2,244
American Tower Trust #1 REIT, 3.65%, 3/23/2028 (a)	2,815	2,774
AmeriGas Partners LP 5.50%, 5/20/2025	575	563
Amkor Technology, Inc. 6.38%, 10/1/2022	1,000	1,017
AmWINS Group, Inc. 7.75%, 7/1/2026 (a)	865	911
Analog Devices, Inc. 4.50%, 12/5/2036	190	186
Andeavor Logistics LP 6.25%, 10/15/2022	375	388

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
Anixter, Inc. 5.50%, 3/1/2023	320	334
Antero Resources Corp.
5.38%, 11/1/2021	500	508
5.13%, 12/1/2022	1,850	1,869
Aramark International Finance SARL 3.13%, 4/1/2025 (b)	EUR 2,000	2,406
Archrock Partners LP 6.00%, 10/1/2022	78	78
Arconic, Inc.
5.40%, 4/15/2021	250	257
5.13%, 10/1/2024	1,075	1,080
5.90%, 2/1/2027	754	763
6.75%, 1/15/2028	83	85
Ashland LLC 4.75%, 8/15/2022 (h)	1,425	1,440
AT&T, Inc.
3.15%, 9/4/2036	EUR 900	1,043
4.30%, 12/15/2042	80	68
4.75%, 5/15/2046	880	794
Avaya, Inc. 7.00%, 4/1/2019 ‡ (f)	1,120	—	(j)
Avis Budget Car Rental LLC
5.50%, 4/1/2023	1,830	1,821
6.38%, 4/1/2024 (a)	925	921
5.25%, 3/15/2025 (a)	459	430
Avis Budget Finance plc 4.13%, 11/15/2024 (b)	EUR 2,150	2,558
Axalta Coating Systems LLC
4.25%, 8/15/2024 (b)	EUR 2,500	3,047
4.88%, 8/15/2024 (a)	310	308
B&G Foods, Inc. 5.25%, 4/1/2025	269	261
Ball Corp.
4.38%, 12/15/2023	EUR 2,700	3,555
4.88%, 3/15/2026	133	132
Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	1,021	1,024
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (d)	2,620	2,583
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	12,205	11,882
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (c) (d) (e)	466	492
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (c) (d) (e)	235	247

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d) (e)	474	507
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (e)	6,630	6,630
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	1,875	1,841
Bausch Health Cos., Inc.
7.50%, 7/15/2021 (a)	100	102
5.63%, 12/1/2021 (a)	85	84
6.50%, 3/15/2022 (a)	123	127
5.50%, 3/1/2023 (a)	114	107
4.50%, 5/15/2023 (b)	EUR 3,700	4,187
5.88%, 5/15/2023 (a)	4,800	4,589
7.00%, 3/15/2024 (a)	263	278
6.13%, 4/15/2025 (a)	3,500	3,255
5.50%, 11/1/2025 (a)	551	550
9.00%, 12/15/2025 (a)	1,073	1,135
8.50%, 1/31/2027 (a)	225	231
Becton Dickinson and Co. 1.40%, 5/24/2023	EUR 471	554
Belden, Inc. 3.38%, 7/15/2027 (b)	EUR 2,500	2,819
Berry Global, Inc. 5.50%, 5/15/2022	400	407
Blue Cube Spinco LLC 10.00%, 10/15/2025	158	183
Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	1,515	1,545
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	175	172
Boyd Gaming Corp.
6.88%, 5/15/2023	1,181	1,241
6.38%, 4/1/2026	545	558
Boyne USA, Inc. 7.25%, 5/1/2025 (a)	427	453
Brink’s Co. (The) 4.63%, 10/15/2027 (a)	290	271
Bristow Group, Inc.
6.25%, 10/15/2022	125	88
8.75%, 3/1/2023 (a)	247	236
Broadcom Corp. 3.63%, 1/15/2024	2,550	2,469
Buckeye Partners LP
3.95%, 12/1/2026	1,970	1,812
(ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078 (d)	423	401
Cablevision Systems Corp. 8.00%, 4/15/2020	582	613

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
California Resources Corp. 8.00%, 12/15/2022 (a)	401	359
Callon Petroleum Co. 6.13%, 10/1/2024	244	249
Calpine Corp. 6.00%, 1/15/2022 (a)	1,000	1,017
Camelot Finance SA 7.88%, 10/15/2024 (a)	570	568
Capital One Financial Corp.
3.50%, 6/15/2023	2,890	2,858
4.20%, 10/29/2025	3,000	2,952
3.80%, 1/31/2028	2,930	2,788
Carlyle Promissory Note 4.34%, 7/15/2019 ‡	8	8
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	716	732
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (a)	117	112
CBS Radio, Inc. 7.25%, 11/1/2024 (a)	615	589
CCO Holdings LLC
5.75%, 9/1/2023	405	412
5.75%, 1/15/2024	190	193
5.88%, 4/1/2024 (a)	4,190	4,274
5.38%, 5/1/2025 (a)	681	677
5.75%, 2/15/2026 (a)	4,280	4,280
5.50%, 5/1/2026 (a)	2,635	2,602
5.13%, 5/1/2027 (a)	7,196	6,863
5.88%, 5/1/2027 (a)	185	184
5.00%, 2/1/2028 (a)	2,697	2,526
CDW LLC 5.00%, 9/1/2025	1,035	1,029
Central Garden & Pet Co. 6.13%, 11/15/2023	1,000	1,031
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	315	328
Series T, 5.80%, 3/15/2022	360	368
Series W, 6.75%, 12/1/2023	1,380	1,439
Series Y, 7.50%, 4/1/2024	120	128
CF Industries, Inc. 4.50%, 12/1/2026 (a)	2,360	2,355
Charter Communications Operating LLC 4.91%, 7/23/2025	2,868	2,924
Chemours Co. (The)
6.63%, 5/15/2023	735	770
7.00%, 5/15/2025	195	208
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	285	303
Cheniere Energy Partners LP 5.25%, 10/1/2025	265	265

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Chesapeake Energy Corp.
4.88%, 4/15/2022	401	387
8.00%, 12/15/2022 (a)	1,300	1,367
8.00%, 1/15/2025	1,054	1,076
8.00%, 6/15/2027	596	603
Cincinnati Bell, Inc.
7.00%, 7/15/2024 (a)	364	320
8.00%, 10/15/2025 (a)	405	360
Cinemark USA, Inc. 5.13%, 12/15/2022	210	211
CIT Group, Inc.
5.38%, 5/15/2020	26	27
5.00%, 8/15/2022	620	632
4.75%, 2/16/2024	262	263
5.25%, 3/7/2025	343	349
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	363	366
Citigroup, Inc.
2.40%, 2/18/2020	2,690	2,665
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (c) (d) (e)	3,488	3,577
2.65%, 10/26/2020	2,695	2,664
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	3,660	3,607
Claire’s Stores, Inc.
9.00%, 3/15/2019 (a) (f)	1,925	1,237
6.13%, 3/15/2020 (a) (f)	250	160
Clean Harbors, Inc. 5.13%, 6/1/2021	880	882
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	4,045	4,060
Series B, 6.50%, 11/15/2022	8,483	8,674
Clearwater Paper Corp. 4.50%, 2/1/2023	620	575
CNG Holdings, Inc. 9.38%, 5/15/2020 (a)	650	647
CNO Financial Group, Inc. 5.25%, 5/30/2025	670	680
CNX Midstream Partners LP 6.50%, 3/15/2026 (a)	140	139
Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (a)	1,000	1,005
Cogent Communications Group, Inc. 5.38%, 3/1/2022 (a)	535	544
Comcast Corp.
4.60%, 8/15/2045	2,310	2,271
3.40%, 7/15/2046	2,000	1,656
Commercial Metals Co. 4.88%, 5/15/2023	405	395

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	3,534	3,658
5.00%, 3/15/2027 (a)	142	138
CommScope, Inc. 5.50%, 6/15/2024 (a)	681	690
Community Health Systems, Inc.
5.13%, 8/1/2021	563	543
6.88%, 2/1/2022	837	427
6.25%, 3/31/2023	441	419
8.63%, 1/15/2024 (a)	777	810
8.13%, 6/30/2024 (a)	1,138	936
Concho Resources, Inc. 3.75%, 10/1/2027	1,123	1,074
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	180	170
Constellium NV
6.63%, 3/1/2025 (a)	545	554
4.25%, 2/15/2026 (a)	EUR 541	638
4.25%, 2/15/2026 (b)	EUR 1,900	2,240
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	1,345	1,325
CoreCivic, Inc. REIT, 4.63%, 5/1/2023	800	776
Cornerstone Chemical Co. 6.75%, 8/15/2024 (a)	217	216
Coty, Inc.
4.00%, 4/15/2023 (a)	EUR 1,058	1,217
4.00%, 4/15/2023 (b)	EUR 1,050	1,207
6.50%, 4/15/2026 (a)	1,190	1,119
Covanta Holding Corp. 5.88%, 3/1/2024	158	159
Crestwood Midstream Partners LP 6.25%, 4/1/2023 (h)	555	572
Crown Americas LLC 4.75%, 2/1/2026 (a)	274	263
Crown European Holdings SA
4.00%, 7/15/2022 (b)	EUR 3,250	4,140
2.63%, 9/30/2024 (b)	EUR 2,400	2,820
CSC Holdings LLC
8.63%, 2/15/2019	129	132
6.75%, 11/15/2021	242	256
10.13%, 1/15/2023 (a)	1,200	1,314
5.25%, 6/1/2024	430	417
6.63%, 10/15/2025 (a)	200	208
10.88%, 10/15/2025 (a)	1,370	1,594
5.50%, 4/15/2027 (a)	200	195
5.38%, 2/1/2028 (a)	200	192
CSI Compressco LP 7.50%, 4/1/2025 (a)	170	171
CURO Financial Technologies Corp. 12.00%, 3/1/2022 (a)	282	311

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	909	900
CVR Partners LP 9.25%, 6/15/2023 (a)	885	944
CVS Health Corp. 4.30%, 3/25/2028	2,535	2,516
CyrusOne LP
REIT, 5.00%, 3/15/2024	153	155
REIT, 5.38%, 3/15/2027	143	144
Dana, Inc. 5.50%, 12/15/2024	1,910	1,893
Darling Global Finance BV
3.63%, 5/15/2026 (a)	EUR 1,428	1,691
3.63%, 5/15/2026 (b)	EUR 250	296
DaVita, Inc.
5.13%, 7/15/2024	116	112
5.00%, 5/1/2025	800	758
DCP Midstream Operating LP
3.88%, 3/15/2023	660	644
6.75%, 9/15/2037 (a)	610	657
Dean Foods Co. 6.50%, 3/15/2023 (a)	314	299
Dell International LLC
5.88%, 6/15/2021 (a)	470	484
7.13%, 6/15/2024 (a)	637	681
6.02%, 6/15/2026 (a)	5,145	5,450
Denbury Resources, Inc. 7.50%, 2/15/2024 (a)	82	83
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	286	292
Diamondback Energy, Inc. 4.75%, 11/1/2024	150	151
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	620	438
DISH DBS Corp.
6.75%, 6/1/2021	754	766
5.88%, 7/15/2022	2,595	2,491
5.00%, 3/15/2023	1,309	1,165
5.88%, 11/15/2024	6,021	5,238
7.75%, 7/1/2026	3,106	2,803
DJO Finance LLC 8.13%, 6/15/2021 (a)	500	516
Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	283	277
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	993	991
Eldorado Resorts, Inc. 6.00%, 4/1/2025	643	653
Embarq Corp. 8.00%, 6/1/2036	2,789	2,719
EMC Corp. 2.65%, 6/1/2020	440	430
Encompass Health Corp.
5.75%, 11/1/2024	1,070	1,083

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
5.75%, 9/15/2025	650	655
Endo Dac 6.00%, 2/1/2025 (a) (h)	285	236
Endo Finance LLC 5.75%, 1/15/2022 (a)	152	141
Energizer Gamma Acquisition BV 4.63%, 7/15/2026 (a)	EUR 1,417	1,696
Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	1,400	1,396
EnerSys 5.00%, 4/30/2023 (a)	495	500
EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (c) (d) (e)	140	129
Ensco plc
8.00%, 1/31/2024	156	155
5.20%, 3/15/2025	656	549
7.75%, 2/1/2026	211	201
Entegris, Inc. 4.63%, 2/10/2026 (a)	1,210	1,166
Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	1,530	1,486
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	1,960	1,852
Envision Healthcare Corp.
5.13%, 7/1/2022 (a)	400	406
5.63%, 7/15/2022	677	694
EP Energy LLC
9.38%, 5/1/2024 (a)	1,755	1,382
8.00%, 11/29/2024 (a)	938	940
8.00%, 2/15/2025 (a)	760	549
7.75%, 5/15/2026 (a)	617	631
Equinix, Inc.
REIT, 5.38%, 4/1/2023	500	511
REIT, 5.75%, 1/1/2025	27	28
REIT, 2.88%, 10/1/2025	EUR 5,275	6,008
REIT, 5.88%, 1/15/2026	2,076	2,154
REIT, 5.38%, 5/15/2027	485	493
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	951	921
Exela Intermediate LLC 10.00%, 7/15/2023 (a)	905	948
Exelon Generation Co. LLC 4.25%, 6/15/2022	1,565	1,597
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	650	644
First Data Corp.
5.38%, 8/15/2023 (a)	4,810	4,895
7.00%, 12/1/2023 (a)	559	581

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
5.00%, 1/15/2024 (a)	45	45
5.75%, 1/15/2024 (a)	3,639	3,712
FirstEnergy Corp. Series B, 3.90%, 7/15/2027	4,885	4,797
Ford Motor Credit Co. LLC 3.66%, 9/8/2024	3,000	2,820
Freeport-McMoRan, Inc.
3.55%, 3/1/2022	1,190	1,148
3.88%, 3/15/2023	2,355	2,267
5.40%, 11/14/2034	600	554
Frontier Communications Corp.
7.13%, 3/15/2019	355	356
10.50%, 9/15/2022	154	135
6.88%, 1/15/2025	1,150	673
11.00%, 9/15/2025	646	494
8.50%, 4/1/2026 (a)	430	405
FXI Holdings, Inc. 7.88%, 11/1/2024 (a)	733	706
Gartner, Inc. 5.13%, 4/1/2025 (a)	84	85
GCI LLC 6.88%, 4/15/2025	500	517
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	2,975	2,862
General Electric Co.
3.45%, 5/15/2024	748	744
2.13%, 5/17/2037	EUR 400	430
4.50%, 3/11/2044	3,550	3,435
General Motors Co.
5.15%, 4/1/2038	1,600	1,518
5.20%, 4/1/2045	2,035	1,879
Genesis Energy LP 6.00%, 5/15/2023	731	719
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (a)	801	893
GEO Group, Inc. (The)
REIT, 5.13%, 4/1/2023	1,105	1,066
REIT, 5.88%, 10/15/2024	1,465	1,429
Global Partners LP 7.00%, 6/15/2023 ‡	676	679
Golden Nugget, Inc. 6.75%, 10/15/2024 (a)	939	954
Goldman Sachs Group, Inc. (The)
Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 5/10/2019 (c) (d) (e)	225	228
Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (c) (d) (e)	4,681	4,792
2.35%, 11/15/2021	2,575	2,496

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
1.38%, 7/26/2022 (b)	EUR 500	598
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (c) (d) (e)	6,615	6,258
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	945	919
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	2,220	2,155
4.25%, 10/21/2025	1,815	1,805
(ICE LIBOR USD 3 Month + 1.17%), 3.48%, 5/15/2026 (d)	3,806	3,787
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c) (d) (e)	484	484
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	3,824	3,655
Goodman Networks, Inc. 8.00%, 5/11/2022 ‡	9	4
Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027	962	883
Graham Holdings Co. 5.75%, 6/1/2026 (a)	188	192
Gray Television, Inc.
5.13%, 10/15/2024 (a)	26	25
5.88%, 7/15/2026 (a)	400	400
Gulfport Energy Corp.
6.00%, 10/15/2024	1,177	1,162
6.38%, 1/15/2026	126	123
H&E Equipment Services, Inc. 5.63%, 9/1/2025	330	328
Halcon Resources Corp. 6.75%, 2/15/2025	241	225
Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	699	673
Harris Corp. 4.85%, 4/27/2035	3,820	3,924
HCA, Inc.
7.50%, 2/15/2022	1,275	1,399
5.88%, 5/1/2023	2,099	2,204
5.00%, 3/15/2024	300	307
5.38%, 2/1/2025	9,855	9,968
5.25%, 4/15/2025	500	516
5.88%, 2/15/2026	3,070	3,173
Hecla Mining Co. 6.88%, 5/1/2021	375	378
Herc Rentals, Inc. 7.75%, 6/1/2024 (a)	1,019	1,099
Hertz Corp. (The)
7.63%, 6/1/2022(a)	2,230	2,213
6.25%, 10/15/2022	1,150	1,073
5.50%, 10/15/2024(a)	1,475	1,235

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Hertz Holdings Netherlands BV
4.13%, 10/15/2021 (b)	EUR 600	711
5.50%, 3/30/2023 (a)	EUR 1,724	2,033
Hexion, Inc.
6.63%, 4/15/2020	1,095	1,036
9.00%, 11/15/2020	300	254
Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	1,485	1,435
Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	1,705	1,756
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026 (a)	200	200
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	122	126
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	130	128
4.88%, 4/1/2027	987	971
Hologic, Inc. 4.38%, 10/15/2025 (a)	477	459
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	638	610
6.63%, 8/1/2026	348	333
Huntsman International LLC
5.13%, 11/15/2022	1,105	1,139
4.25%, 4/1/2025	EUR 2,800	3,746
Icahn Enterprises LP
5.88%, 2/1/2022	776	789
6.25%, 2/1/2022	237	244
6.38%, 12/15/2025	713	722
iHeartCommunications, Inc. 9.00%, 12/15/2019 (f)	3,270	2,428
IHS Markit Ltd.
5.00%, 11/1/2022 (a)	30	31
4.00%, 3/1/2026 (a)	147	141
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.57%, 12/21/2065 (a) (d)	500	456
ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.82%, 12/21/2065 (a) (d)	535	487
Infor US, Inc. 6.50%, 5/15/2022	2,785	2,821
Informatica LLC 7.13%, 7/15/2023 (a)	1,333	1,356
Ingevity Corp. 4.50%, 2/1/2026 (a)	234	219
International Game Technology plc
6.25%, 2/15/2022 (a)	1,925	1,986
4.75%, 2/15/2023 (b)	EUR 4,250	5,353

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
inVentiv Group Holdings, Inc. 7.50%, 10/1/2024 (a)	540	571
IQVIA, Inc.
4.88%, 5/15/2023 (a)	82	82
3.50%, 10/15/2024 (b)	EUR 5,250	6,247
3.25%, 3/15/2025 (b)	EUR 2,700	3,166
5.00%, 10/15/2026 (a)	1,390	1,373
IRB Holding Corp. 6.75%, 2/15/2026 (a)	186	178
Iron Mountain, Inc.
REIT, 5.75%, 8/15/2024	645	639
REIT, 3.00%, 1/15/2025 (b)	EUR 2,350	2,694
REIT, 4.88%, 9/15/2027 (a)	237	220
REIT, 5.25%, 3/15/2028 (a)	297	281
ITC Holdings Corp. 3.35%, 11/15/2027	3,290	3,116
Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	2,000	2,070
Jaguar Holding Co. II 6.38%, 8/1/2023 (a)	44	44
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	36	37
JBS USA LUX SA
7.25%, 6/1/2021 (a)	1,188	1,200
5.75%, 6/15/2025 (a)	1,247	1,166
6.75%, 2/15/2028 (a)	467	446
JC Penney Corp., Inc. 5.88%, 7/1/2023 (a)	48	43
Kennedy-Wilson, Inc. 5.88%, 4/1/2024	257	255
Kinetic Concepts, Inc. 7.88%, 2/15/2021 (a)	1,205	1,246
KLX, Inc. 5.88%, 12/1/2022 (a)	430	445
Kraft Heinz Foods Co.
5.20%, 7/15/2045	1,655	1,608
4.38%, 6/1/2046	565	494
Kraton Polymers LLC 5.25%, 5/15/2026 (a)	EUR 705	845
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (a)	505	521
Kronos International, Inc. 3.75%, 9/15/2025 (b)	EUR 1,180	1,342
L Brands, Inc. 5.25%, 2/1/2028	671	577
Ladder Capital Finance Holdings LLLP
5.25%, 3/15/2022 (a)	286	287
5.25%, 10/1/2025 (a)	128	120
Lamar Media Corp. 5.75%, 2/1/2026	46	48
Lennar Corp.
8.38%, 1/15/2021	210	230
5.88%, 11/15/2024	94	98

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
4.75%, 11/29/2027	681	650
Level 3 Financing, Inc.
5.63%, 2/1/2023	48	49
5.13%, 5/1/2023	198	197
5.38%, 1/15/2024	160	160
5.38%, 5/1/2025	592	585
5.25%, 3/15/2026	153	150
Level 3 Parent LLC 5.75%, 12/1/2022	1,175	1,184
LGI Homes, Inc. 6.88%, 7/15/2026 (a)	414	411
LifePoint Health, Inc. 5.50%, 12/1/2021	20	20
LIN Television Corp. 5.88%, 11/15/2022	233	238
Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (a)	115	116
LKQ European Holdings BV 3.63%, 4/1/2026 (a)	EUR 1,599	1,884
LKQ Italia Bondco SpA 3.88%, 4/1/2024 (b)	EUR 1,800	2,215
LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	774	757
LTF Merger Sub, Inc. 8.50%, 6/15/2023 (a)	770	803
Mallinckrodt International Finance SA
5.75%, 8/1/2022 (a)	381	355
5.50%, 4/15/2025 (a)	1,135	969
Marathon Petroleum Corp. 4.75%, 9/15/2044	1,202	1,167
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (a)	332	339
Martin Marietta Materials, Inc. 3.50%, 12/15/2027	2,770	2,570
Masco Corp.
4.38%, 4/1/2026	3,780	3,783
3.50%, 11/15/2027	695	644
Masonite International Corp. 5.75%, 9/15/2026 (a)	302	305
MasTec, Inc. 4.88%, 3/15/2023	650	639
Match Group, Inc. 5.00%, 12/15/2027 (a)	58	57
Mattel, Inc.
3.15%, 3/15/2023	243	212
6.75%, 12/31/2025 (a)	214	210
MetLife, Inc.
3.00%, 3/1/2025	1,920	1,846
6.40%, 12/15/2036	435	464
MGM Growth Properties Operating Partnership LP REIT, 5.63%, 5/1/2024	250	257
MGM Resorts International
7.75%, 3/15/2022	1,545	1,698

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
6.00%, 3/15/2023	3,645	3,784
Mohawk Industries, Inc. 2.00%, 1/14/2022	EUR 1,100	1,336
Momentive Performance Materials USA LLC 8.88%, 10/15/2020 ‡ (f)	350	—
Momentive Performance Materials, Inc. 3.88%, 10/24/2021	350	374
Morgan Stanley
Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (c) (d) (e)	2,670	2,707
Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d) (e)	2,470	2,547
3.70%, 10/23/2024	3,110	3,083
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	615	593
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)	3,985	3,730
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	643	666
MSCI, Inc.
5.25%, 11/15/2024 (a)	155	159
5.38%, 5/15/2027 (a)	189	194
Nabors Industries, Inc. 5.50%, 1/15/2023	325	324
Nationstar Mortgage Holdings, Inc.
8.13%, 7/15/2023 (a)	410	426
9.13%, 7/15/2026 (a)	369	384
Navistar International Corp. 6.63%, 11/1/2025 (a)	198	206
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (a)	2,604	1,764
Netflix, Inc.
5.75%, 3/1/2024	200	205
4.38%, 11/15/2026	364	343
4.88%, 4/15/2028 (a)	1,850	1,753
New Albertsons LP
7.45%, 8/1/2029	197	165
8.70%, 5/1/2030	22	19
8.00%, 5/1/2031	665	564
New Home Co., Inc. (The) 7.25%, 4/1/2022	660	670
Newfield Exploration Co. 5.75%, 1/30/2022	190	200
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (a)	238	232

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
4.50%, 9/15/2027 (a)	161	153
NGPL PipeCo LLC 4.88%, 8/15/2027 (a)	185	186
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	250	243
Nielsen Finance LLC 5.00%, 4/15/2022 (a)	2,089	2,029
Noble Energy, Inc. 3.85%, 1/15/2028	3,590	3,424
Noble Holding International Ltd.
7.75%, 1/15/2024	369	360
7.88%, 2/1/2026 (a)	352	361
Novelis Corp.
6.25%, 8/15/2024 (a)	440	445
5.88%, 9/30/2026 (a)	890	867
NRG Energy, Inc.
6.25%, 5/1/2024	690	714
6.63%, 1/15/2027	630	659
5.75%, 1/15/2028 (a)	250	253
NRG Yield Operating LLC 5.38%, 8/15/2024	224	225
Nuance Communications, Inc. 5.63%, 12/15/2026	861	858
NuStar Logistics LP 5.63%, 4/28/2027	230	229
NVA Holdings, Inc. 6.88%, 4/1/2026 (a)	240	239
Oasis Petroleum, Inc.
6.88%, 3/15/2022	5	5
6.88%, 1/15/2023	2,020	2,063
OI European Group BV
4.88%, 3/31/2021 (b)	EUR 1,000	1,286
4.00%, 3/15/2023 (a)	190	180
3.13%, 11/15/2024 (b)	EUR 500	596
ONEOK, Inc. 4.00%, 7/13/2027	3,720	3,632
Outfront Media Capital LLC
5.25%, 2/15/2022	5	5
5.63%, 2/15/2024	150	151
5.88%, 3/15/2025	546	551
Owens Corning 4.30%, 7/15/2047	3,295	2,728
Owens-Brockway Glass Container, Inc. 5.38%, 1/15/2025 (a)	500	494
Party City Holdings, Inc.
6.13%, 8/15/2023 (a)	116	118
6.63%, 8/1/2026 (a)	504	508
PBF Logistics LP 6.88%, 5/15/2023	185	189
Peabody Energy Corp. 6.00%, 3/31/2022 (a)	190	191
Penn Virginia Corp. 8.50%, 5/1/2020 ‡ (f)	300	1

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
Penske Automotive Group, Inc. 5.50%, 5/15/2026	681	667
PetSmart, Inc.
7.13%, 3/15/2023 (a)	1,833	1,233
5.88%, 6/1/2025 (a)	1,843	1,495
8.88%, 6/1/2025 (a)	370	250
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (a)	274	281
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (a)	702	679
5.88%, 9/30/2027 (a)	305	290
Plantronics, Inc. 5.50%, 5/31/2023 (a)	1,110	1,102
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (i)	466	481
Post Holdings, Inc.
5.50%, 3/1/2025 (a)	915	913
5.00%, 8/15/2026 (a)	18	17
5.75%, 3/1/2027 (a)	825	815
PPL Capital Funding, Inc. 3.10%, 5/15/2026	3,860	3,615
PQ Corp. 5.75%, 12/15/2025 (a)	99	98
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (a)	1,200	1,286
PSPC Escrow Corp. 6.00%, 2/1/2023(b)	EUR 2,150	2,617
PVH Corp. 3.13%, 12/15/2027 (b)	EUR 2,300	2,653
QEP Resources, Inc.
6.88%, 3/1/2021	88	92
5.38%, 10/1/2022	515	518
5.63%, 3/1/2026	97	93
Quad/Graphics, Inc. 7.00%, 5/1/2022	15	15
Quicken Loans, Inc.
5.75%, 5/1/2025 (a)	1,095	1,084
5.25%, 1/15/2028 (a)	330	302
Qwest Capital Funding, Inc.
6.88%, 7/15/2028	119	111
7.75%, 2/15/2031	366	339
Qwest Corp. 7.25%, 9/15/2025	50	54
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	2,003	1,972
Radian Group, Inc.
7.00%, 3/15/2021	197	210
4.50%, 10/1/2024	483	476
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	925	948
Range Resources Corp. 5.00%, 3/15/2023	208	203

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Realty Income Corp. REIT, 3.65%, 1/15/2028	1,570	1,527
Revlon Consumer Products Corp. 6.25%, 8/1/2024	400	232
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	2,839	2,843
6.88%, 2/15/2021 (h)	381	386
Rite Aid Corp. 6.13%, 4/1/2023 (a)	1,260	1,130
Rockwell Collins, Inc. 3.50%, 3/15/2027	6,830	6,542
Roper Technologies, Inc. 3.80%, 12/15/2026	3,855	3,770
Rowan Cos., Inc.
4.88%, 6/1/2022	379	353
7.38%, 6/15/2025	318	305
Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	795	801
Sally Holdings LLC 5.63%, 12/1/2025	236	217
SBA Communications Corp. REIT, 4.88%, 9/1/2024	330	326
Scientific Games International, Inc.
10.00%, 12/1/2022	504	533
5.00%, 10/15/2025 (a)	732	695
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023	825	838
5.25%, 12/15/2026	1,695	1,610
Sealed Air Corp. 5.13%, 12/1/2024 (a)	250	253
SemGroup Corp.
5.63%, 11/15/2023	711	688
7.25%, 3/15/2026	680	676
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (a)	675	675
Sempra Energy 3.80%, 2/1/2038	3,420	3,141
Sensata Technologies BV
4.88%, 10/15/2023 (a)	1,250	1,250
5.63%, 11/1/2024 (a)	600	621
5.00%, 10/1/2025 (a)	129	129
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	2,065	2,171
Service Corp. International 5.38%, 5/15/2024	162	165
Shire Acquisitions Investments Ireland DAC
2.40%, 9/23/2021	2,915	2,817
3.20%, 9/23/2026	3,000	2,794
Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR 2,400	2,860
Sinclair Television Group, Inc.
6.13%, 10/1/2022	2,000	2,050

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
5.63%, 8/1/2024 (a)	900	887
Sirius XM Radio, Inc.
4.63%, 5/15/2023 (a)	355	354
6.00%, 7/15/2024 (a)	3,785	3,933
5.38%, 4/15/2025 (a)	540	548
5.00%, 8/1/2027 (a)	477	461
SM Energy Co. 5.00%, 1/15/2024	56	54
Solera LLC 10.50%, 3/1/2024 (a)	423	464
Sonic Automotive, Inc. 6.13%, 3/15/2027	63	59
Sotheby’s 4.88%, 12/15/2025 (a)	505	482
Southwestern Energy Co. 6.20%, 1/23/2025 (h)	1,313	1,315
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	1,335	1,372
Springleaf Finance Corp.
7.75%, 10/1/2021	465	502
5.63%, 3/15/2023	625	624
6.88%, 3/15/2025	545	545
7.13%, 3/15/2026	767	763
Sprint Capital Corp. 8.75%, 3/15/2032	1,520	1,680
Sprint Communications, Inc. 7.00%, 3/1/2020 (a)	630	655
7.00%, 8/15/2020	321	336
9.25%, 4/15/2022	247	280
6.00%, 11/15/2022	1,131	1,145
Sprint Corp. 7.25%, 9/15/2021	22	23
7.88%, 9/15/2023	9,749	10,493
7.13%, 6/15/2024	942	977
7.63%, 2/15/2025	4,734	5,024
7.63%, 3/1/2026	1,756	1,844
SPX FLOW, Inc. 5.63%, 8/15/2024 (a)	960	962
Standard Industries, Inc. 6.00%, 10/15/2025 (a)	421	430
4.75%, 1/15/2028 (a)	420	391
Staples, Inc. 8.50%, 9/15/2025 (a)	2,656	2,510
Station Casinos LLC 5.00%, 10/1/2025 (a)	235	227
Summit Materials LLC 6.13%, 7/15/2023	390	395
5.13%, 6/1/2025 (a)	436	412
Summit Midstream Holdings LLC 5.50%, 8/15/2022	420	418
Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	2,010	1,944
5.40%, 10/1/2047	1,150	1,124

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
SUPERVALU, Inc. 6.75%, 6/1/2021	281	286
7.75%, 11/15/2022	1,355	1,406
Synchrony Financial 3.95%, 12/1/2027	71	65
Talen Energy Supply LLC 6.50%, 6/1/2025	724	539
Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	370	381
Talos Production LLC 11.00%, 4/3/2022 (a)	24	25
Targa Resources Partners LP 5.25%, 5/1/2023	695	703
4.25%, 11/15/2023	565	548
6.75%, 3/15/2024	2,495	2,620
5.00%, 1/15/2028 (a)	490	476
Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	587	509
TEGNA, Inc. 6.38%, 10/15/2023	1,548	1,604
Teleflex, Inc. 5.25%, 6/15/2024	60	62
Tempur Sealy International, Inc. 5.50%, 6/15/2026	1,520	1,482
Tenet Healthcare Corp.
4.50%, 4/1/2021	1,155	1,154
8.13%, 4/1/2022	5,263	5,559
6.75%, 6/15/2023	2,000	2,000
5.13%, 5/1/2025	400	397
Tennant Co. 5.63%, 5/1/2025	137	138
Terex Corp. 5.63%, 2/1/2025 (a)	1,142	1,133
Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	287	278
TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	344	336
6.62%, 6/15/2025 (a) (h)	322	343
5.00%, 1/31/2028 (a)	435	407
Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020‡ (f)	375	—	(j)
T-Mobile US, Inc. 6.38%, 3/1/2025 ‡	2,251	—	(j)
6.50%, 1/15/2026 ‡	3,265	—	(j)
4.50%, 2/1/2026 ‡	236	—
T-Mobile USA, Inc. 6.50%, 1/15/2024	1,055	1,092
6.50%, 1/15/2026	207	219
4.50%, 2/1/2026	113	108
4.75%, 2/1/2028 ‡	236	—
Toll Brothers Finance Corp. 4.88%, 11/15/2025	450	438

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
4.35%, 2/15/2028	360	329
TransDigm UK Holdings plc 6.88%, 5/15/2026 (a)	269	276
TransDigm, Inc. 6.50%, 7/15/2024	478	486
6.50%, 5/15/2025	414	421
Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	340	342
Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	178	182
Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	598	612
Transocean, Inc. 5.80%, 10/15/2022 (h)	184	182
9.00%, 7/15/2023 (a)	776	837
7.50%, 1/15/2026 (a)	417	425
7.50%, 4/15/2031	220	203
6.80%, 3/15/2038	1,471	1,212
9.35%, 12/15/2041 (h)	720	714
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	1,695	1,716
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	161	158
Tronox Finance plc 5.75%, 10/1/2025 (a)	149	143
Tronox, Inc. 6.50%, 4/15/2026 (a)	344	337
Tutor Perini Corp. 6.88%, 5/1/2025 (a)	735	748
Ultra Resources, Inc.
6.88%, 4/15/2022 (a)	1,826	890
7.13%, 4/15/2025 (a)	1,095	485
Unit Corp. 6.63%, 5/15/2021	265	265
United Continental Holdings, Inc. 4.25%, 10/1/2022	283	278
United Rentals North America, Inc.
5.75%, 11/15/2024	2,825	2,916
5.50%, 7/15/2025	385	393
5.88%, 9/15/2026	1,680	1,730
5.50%, 5/15/2027	2,695	2,688
4.88%, 1/15/2028	747	712
United States Steel Corp.
6.88%, 8/15/2025	116	118
6.25%, 3/15/2026	560	558
United Technologies Corp.
3.95%, 8/16/2025	2,660	2,672
4.13%, 11/16/2028	4,020	4,018
Uniti Group LP REIT, 6.00%, 4/15/2023 (a)	2,389	2,293
Univar USA, Inc. 6.75%, 7/15/2023 (a)	275	284

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Univision Communications, Inc.
6.75%, 9/15/2022 (a)	36	37
5.13%, 5/15/2023 (a)	90	85
5.13%, 2/15/2025 (a)	111	102
US Concrete, Inc. 6.38%, 6/1/2024	350	353
USA Compression Partners LP 6.88%, 4/1/2026 (a)	157	162
USIS Merger Sub, Inc. 6.88%, 5/1/2025 (a)	300	299
Vantiv LLC 3.88%, 11/15/2025 (b)	GBP 1,350	1,702
Venator Finance SARL 5.75%, 7/15/2025 (a)	350	326
VEREIT Operating Partnership LP
REIT, 4.60%, 2/6/2024	2,255	2,275
REIT, 3.95%, 8/15/2027	2,610	2,486
Verizon Communications, Inc. 3.85%, 11/1/2042	710	610
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	84	86
Versum Materials, Inc. 5.50%, 9/30/2024 (a)	150	153
Vertiv Group Corp. 9.25%, 10/15/2024 (a)	2,295	2,358
Viacom, Inc. 4.38%, 3/15/2043	167	144
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (d)	533	520
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d)	250	248
ViaSat, Inc. 5.63%, 9/15/2025 (a)	5	5
VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	1,246	1,377
Vista Outdoor, Inc. 5.88%, 10/1/2023	965	946
Vistra Energy Corp.
7.38%, 11/1/2022	615	640
5.88%, 6/1/2023	653	672
7.63%, 11/1/2024	35	38
Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	1,012	1,030
VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	408	393
Warner Media LLC 2.95%, 7/15/2026	824	749
Weatherford International LLC
9.88%, 3/1/2025 (a)	100	94
6.80%, 6/15/2037	3	2
Weatherford International Ltd.
7.75%, 6/15/2021	237	232
4.50%, 4/15/2022	386	336

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued
United States — continued
8.25%, 6/15/2023	120	112
9.88%, 2/15/2024	311	294
6.50%, 8/1/2036	394	293
7.00%, 3/15/2038	25	19
6.75%, 9/15/2040	10	7
5.95%, 4/15/2042	474	333
Welbilt, Inc. 9.50%, 2/15/2024	1,070	1,172
WellCare Health Plans, Inc. 5.25%, 4/1/2025	710	726
Wells Fargo & Co. 4.90%, 11/17/2045	1,210	1,222
WESCO Distribution, Inc. 5.38%, 6/15/2024	325	323
West Street Merger Sub, Inc. 6.38%, 9/1/2025 (a)	64	63
Western Digital Corp. 4.75%, 2/15/2026	676	663
Western Gas Partners LP 4.75%, 8/15/2028	2,175	2,164
Whiting Petroleum Corp.
5.75%, 3/15/2021	1,250	1,281
6.63%, 1/15/2026	286	298
Williams Cos., Inc. (The) 4.00%, 9/15/2025	5,660	5,591
Windstream Services LLC 9.00%, 6/30/2025 (a)	2,488	1,798
WMG Acquisition Corp.
5.63%, 4/15/2022 (a)	351	356
4.13%, 11/1/2024 (b)	EUR 925	1,110
5.50%, 4/15/2026 (a)	296	291
WPX Energy, Inc.
6.00%, 1/15/2022	81	83
8.25%, 8/1/2023	1,020	1,158
5.75%, 6/1/2026	227	229
Wyndham Destinations, Inc.
4.15%, 4/1/2024 (h)	174	172
5.10%, 10/1/2025 (h)	80	81
4.50%, 4/1/2027 (h)	174	166
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (a)	320	318
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	1,875	1,855
XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	1,196	1,235
Zayo Group LLC
6.00%, 4/1/2023	370	381
6.38%, 5/15/2025	1,195	1,249
5.75%, 1/15/2027 (a)	637	639

		754,896

Total Corporate Bonds (Cost $1,551,485)		1,520,932

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — 16.5%
Argentina — 0.3%
Bonos de la Nacion Argentina con Ajuste por CER 4.00%, 3/6/2020	ARS 151,238	4,300
Provincia de Buenos Aires
9.95%, 6/9/2021 (b)	2,170	2,002
5.38%, 1/20/2023 (b)	EUR 1,518	1,427
9.13%, 3/16/2024 (a)	1,518	1,290

		9,019

Australia — 1.3%
Republic of Australia 3.00%, 3/21/2047 (b)	AUD 53,900	38,443

Belarus — 0.2%
Republic of Belarus
6.88%, 2/28/2023 (a)	497	506
7.63%, 6/29/2027 (a)	1,950	2,033
6.20%, 2/28/2030 (b)	3,473	3,269

		5,808

Colombia — 0.2%
Republic of Colombia 5.00%, 6/15/2045	4,620	4,620

Costa Rica — 0.2%
Republic of Costa Rica 7.00%, 4/4/2044 (b)	4,691	4,421

Dominican Republic — 0.1%
Government of Dominican Republic 6.88%, 1/29/2026 (a)	4,060	4,357

Ecuador — 0.3%
Republic of Ecuador
10.50%, 3/24/2020 (b)	6,600	6,782
10.75%, 3/28/2022 (a)	2,730	2,815

		9,597

Egypt — 0.5%
Arab Republic of Egypt
5.75%, 4/29/2020 (b)	5,700	5,743
6.13%, 1/31/2022 (a)	1,700	1,689
4.75%, 4/16/2026 (a)	EUR 6,100	6,603

		14,035

El Salvador — 0.2%
Republic of El Salvador
7.75%, 1/24/2023 (b)	6,760	7,073
7.63%, 2/1/2041 (b)	355	342

		7,415

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued
Gabon — 0.1%
Gabonese Republic 6.38%, 12/12/2024 (b)	3,350	3,044

Greece — 0.5%
Greece Government Bond 3.38%, 2/15/2025 (b)	EUR 13,084	14,635

Hungary — 0.1%
Republic of Hungary 7.50%, 11/12/2020	HUF 550,000	2,215

Indonesia — 2.3%
Republic of Indonesia
8.25%, 7/15/2021	IDR 374,428,000	25,775
5.38%, 10/17/2023 (b)	5,200	5,518
8.75%, 5/15/2031	IDR 205,663,000	14,377
8.25%, 5/15/2036	IDR 360,477,000	23,708

		69,378

Iraq — 0.1%
Republic of Iraq 6.75%, 3/9/2023 (b)	3,030	2,939

Ivory Coast — 0.2%
Republic of Cote d’Ivoire 5.13%, 6/15/2025 (b)	EUR 4,680	5,344

Jamaica — 0.1%
Jamaica Government International Bond 7.88%, 7/28/2045	1,490	1,708

Jordan — 0.1%
Kingdom of Jordan 6.13%, 1/29/2026 (b)	3,059	2,967

Lebanon — 0.2%
Republic of Lebanon
5.15%, 11/12/2018 (b)	3,170	3,166
5.45%, 11/28/2019 (b)	3,483	3,331

		6,497

Mexico — 0.5%
United Mexican States 7.50%, 6/3/2027	MXN 291,000	14,804

Morocco — 0.0% (g)
Kingdom of Morocco 5.50%, 12/11/2042 (b)	1,309	1,384

Nigeria — 0.2%
Federal Republic of Nigeria 7.63%, 11/28/2047 (a)	5,870	5,320

Oman — 0.2%
Oman Government International Bond 4.75%, 6/15/2026 (a)	6,200	5,720

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Paraguay — 0.2%
Republic of Paraguay
5.00%, 4/15/2026 (a)	560	577
5.00%, 4/15/2026 (b)	6,650	6,858

		7,435

Portugal — 3.8%
Portugal Obrigacoes do Tesouro
5.13%, 10/15/2024 (b)	14,610	15,263
2.88%, 10/15/2025 (b)	EUR 24,773	31,616
2.88%, 7/21/2026 (b)	EUR 14,486	18,391
4.13%, 4/14/2027 (b)	EUR 28,680	39,548
2.25%, 4/18/2034 (b)	EUR 7,400	8,351

		113,169

Qatar — 0.7%
State of Qatar
2.38%, 6/2/2021 (b)	10,900	10,592
3.88%, 4/23/2023 (a)	10,460	10,510
4.63%, 6/2/2046 (b)	995	991

		22,093

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia
4.63%, 10/4/2047 (b)	2,275	2,158
5.00%, 4/17/2049 (b)	2,239	2,214

		4,372

Serbia — 0.2%
Republic of Serbia 4.88%, 2/25/2020 (b)	6,000	6,090

South Africa — 1.2%
Republic of South Africa 6.50%, 2/28/2041	ZAR 772,145	36,912

Spain — 2.4%
Kingdom of Spain
2.90%, 10/31/2046 (b)	EUR 24,750	30,709
2.70%, 10/31/2048 (b)	EUR 34,650	40,817

		71,526

Zambia — 0.0% (g)
Republic of Zambia 8.50%, 4/14/2024(b)	1,592	1,146

Total Foreign Government Securities (Cost $530,595)		496,413

Asset-Backed Securities — 10.0%
Cayman Islands — 2.6%
ACIS CLO Ltd. Series 2017-7A, Class A1, 3.69%, 5/1/2027 (a) (k)	1,002	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued
Cayman Islands — continued
AIMCO CLO
Series 2014-AA, Class AR, 3.45%, 7/20/2026 (a) (k)	2,429	2,429
Series 2017-AA, Class A, 3.61%, 7/20/2029 (a) (k)	1,125	1,129
Bain Capital Credit CLO Series 2017-1A, Class A1, 3.60%, 7/20/2030 (a) (k)	2,282	2,289
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R, 3.56%, 6/9/2030 (a) (k)	4,750	4,751
CFIP CLO Ltd. Series 2017-1A, Class A, 3.55%, 1/18/2030 (a) (k)	5,200	5,200
CIFC Funding Ltd.
Series 2017-1A, Class A, 3.71%, 4/23/2029 (a) (k)	1,999	2,001
Series 2017-2A, Class A, 3.59%, 4/20/2030 (a) (k)	2,997	2,999
Dryden 49 Senior Loan Fund Series 2017-49A, Class A, 3.54%, 7/18/2030 (a) (k)	4,028	4,030
Flatiron CLO Ltd. Series 2013-1A, Class A1R, 3.50%, 1/17/2026 (a) (k)	632	632
GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A, 3.57%, 4/20/2029 (a) (k)	2,414	2,419
Grippen Park CLO Ltd. Series 2017-1A, Class A, 3.61%, 1/20/2030 (a) (k)	2,167	2,171
LCM XV LP Series 15A, Class AR, 3.60%, 7/20/2030 (a) (k)	2,073	2,080
LCM XVI LP Series 16A, Class AR, 3.37%, 7/15/2026 (a) (k)	3,620	3,618
Nassau Ltd. Series 2017-IA, Class A1A, 3.66%, 10/15/2029 (a) (k)	2,593	2,599
Neuberger Berman CLO XIV Ltd. Series 2013-14A, Class AR, 3.59%, 1/28/2030 (a) (k)	4,130	4,134
Neuberger Berman Loan Advisers CLO 24 Ltd. Series 2017-24A, Class A, 3.57%, 4/19/2030 (a) (k)	1,832	1,833
OCP CLO Ltd. Series 2017-13A, Class A1A, 3.60%, 7/15/2030 (a) (k)	4,160	4,171
Octagon Investment Partners 30 Ltd. Series 2017-1A, Class A1, 3.67%, 3/17/2030 (a) (k)	1,627	1,635
Race Point VIII CLO Ltd. Series 2013-8A, Class AR, 3.66%, 2/20/2030 (a) (k)	3,161	3,177
Renew Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	1,905	1,937

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Cayman Islands — continued
Shackleton CLO Ltd. Series 2014-6RA, Class B, 4.07%, 7/17/2028‡ (a) (k)	890	888
TCI-Cent CLO Income Note Issuer Ltd. Series 2017-1A, Class A1, 3.61%, 7/25/2030 (a) (k)	4,630	4,632
THL Credit Wind River CLO Ltd.
Series 2017-1A, Class A, 3.67%, 4/18/2029 (a) (k)	1,335	1,339
Series 2017-2A, Class A, 3.58%, 7/20/2030 (a) (k)	4,680	4,684
TIAA CLO II Ltd. Series 2017-1A, Class A, 3.63%, 4/20/2029 (a) (k)	2,456	2,461
TRESTLES CLO Ltd. Series 2017-1A, Class A1A, 3.65%, 7/25/2029 (a) (k)	3,620	3,631
VOYA CLO Series 2017-2A, Class A1, 3.55%, 6/7/2030 (a) (k)	4,335	4,337

		78,210

United States — 7.4%
ABFC Trust Series 2004-OPT2, Class M2, 3.56%, 7/25/2033 ‡ (k)	72	69
ACC Trust
Series 2018-1, Class B, 4.82%, 5/20/2021 (a)	310	310
Series 2018-1, Class C, 6.81%, 2/21/2023 (a)	1,202	1,203
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (a)	2,620	2,624
ACE Securities Corp. Home Equity Loan Trust Series 2004-OP1, Class M2, 3.64%, 4/25/2034 ‡ (k)	86	84
American Airlines Pass-Through Trust Series 2015-1, Class B, 3.70%, 5/1/2023	798	783
American Credit Acceptance Receivables Trust
Series 2018-2, Class A, 2.94%, 1/10/2022 (a)	2,545	2,545
Series 2017-1, Class D, 3.54%, 3/13/2023 (a)	680	680
Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	960	966
Series 2017-3, Class D, 3.43%, 10/10/2023 (a)	1,380	1,377
Series 2018-1, Class F, 6.55%, 12/10/2024 (a)	2,950	2,966
Apidos CLO XXX
Class A2, 0.00%, 10/18/2031 (a) (k)	2,360	2,360

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued
United States — continued
Class C, 6.00%, 10/18/2031 (a) (k)	1,613	1,613
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W3, Class A3, 2.88%, 2/25/2034 ‡ (k)	90	88
Series 2003-W7, Class M2, 4.69%, 3/25/2034 ‡ (k)	85	85
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C, 4.73%, 9/20/2024 (a)	680	680
Bear Stearns Asset-Backed Securities Trust Series 2002-1, Class 1A5, 6.89%, 12/25/2034 ‡ (h)	19	20
Benefit Street Partners CLO XI Series 2017-11, Class A2A, 4.09%, 4/15/2029 (a) (k)	970	971
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	1,613	1,622
Series 2018-1, Class B, 6.05%, 2/15/2033 ‡ (a)	3,034	3,109
Series 2018-2, Class C, 6.66%, 6/15/2033 (a)	4,407	4,434
CIG Auto Receivables Trust Series 2017-1A, Class C, 5.33%, 12/16/2024 (a)	400	399
Citi Held For Asset Issuance
Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (a)	1,517	1,518
Series 2015-PM3, Class C, 6.99%, 5/16/2022 ‡ (a)	1,606	1,612
CLUB Credit Trust
Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (a)	3,410	3,442
Series 2017-P1, Class A, 2.42%, 9/15/2023 (a)	652	651
Series 2017-P1, Class B, 3.56%, 9/15/2023 (a)	3,285	3,271
Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	1,008	1,002
Series 2018-NP1, Class C, 4.74%, 5/15/2024 ‡ (a)	1,000	999
Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	119	126
Countrywide Asset-Backed Certificates
Series 2002-4, Class M1, 3.19%, 12/25/2032 ‡ (k)	55	55

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Series 2004-BC1, Class M3, 4.16%, 10/25/2033 ‡ (k)	12	12
Series 2004-2, Class M1, 2.81%, 5/25/2034 ‡ (k)	99	99
Series 2004-ECC2, Class M2, 3.04%, 12/25/2034 ‡ (k)	2,163	2,165
Credit Acceptance Auto Loan Trust
Series 2018-2A, Class C, 4.16%, 9/15/2027 (a)	4,350	4,374
Series 2018-3A, Class B, 3.89%, 10/15/2027 (a)	930	930
Series 2018-3A, Class C, 4.04%, 12/15/2027 (a)	1,060	1,059
Diamond Resorts Owner Trust Series 2018-1, Class C, 4.53%, 1/21/2031 (a)	6,742	6,742
Drive Auto Receivables Trust Series 2018-3, Class D, 4.30%, 9/16/2024	4,432	4,481
DT Auto Owner Trust
Series 2017-4A, Class D, 3.47%, 7/17/2023 (a)	1,384	1,374
Series 2017-1A, Class E, 5.79%, 2/15/2024 (a)	520	528
Series 2017-4A, Class E, 5.15%, 11/15/2024 (a)	1,650	1,651
Series 2018-1A, Class E, 5.42%, 3/17/2025 (a)	645	650
ENGS Commercial Finance Trust
Series 2018-1A, Class C, 4.05%, 2/22/2023 ‡ (a)	450	449
Series 2018-1A, Class D, 4.69%, 6/22/2023 ‡ (a)	335	334
Exeter Automobile Receivables Trust
Series 2018-3A, Class C, 3.71%, 6/15/2023 (a)	1,647	1,648
Series 2018-2A, Class D, 4.04%, 3/15/2024 (a)	3,300	3,304
Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	3,650	3,674
Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	900	907
Series 2018-1A, Class E, 4.64%, 10/15/2024 (a)	1,880	1,867
Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	1,790	1,804
Series 2018-3A, Class F, 6.55%, 8/25/2025 (a)	880	882

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued
United States — continued
First Franklin Mortgage Loan Trust Series 2004-FF5, Class A1, 2.78%, 8/25/2034 ‡ (k)	109	106
FirstKey Lending Trust Series 2015-SFR1, Class D, 4.37%, 3/9/2047 ‡ (a) (k)	860	861
Flagship Credit Auto Trust
Series 2014-2, Class C, 3.95%, 12/15/2020 (a)	198	199
Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	510	510
Series 2018-3, Class C, 3.79%, 12/16/2024 (a)	1,090	1,091
Series 2018-3, Class D, 4.15%, 12/16/2024 (a)	710	711
FREED ABS Trust
Series 2018-1, Class A, 3.61%, 7/18/2024 (a)	2,658	2,655
Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (a)	600	602
Fremont Home Loan Trust Series 2004-2, Class M2, 2.99%, 7/25/2034 (k)	23	23
GMAT Trust Series 2013-1A, Class M, 5.00%, 11/25/2043 ‡ (a) (k)	340	244
Hertz Fleet Lease Funding LP Series 2018-1, Class E, 5.55%, 5/10/2032 (a)	488	489
Home Equity Asset Trust Series 2004-6, Class M2, 2.96%, 12/25/2034 ‡ (k)	39	38
Kabbage Asset Securitization LLC Series 2017-1, Class C, 8.00%, 3/15/2022 ‡ (a)	2,000	2,083
LendingClub Issuance Trust Series 2016-NP2, Class B, 6.00%, 1/17/2023 ‡ (a)	1,300	1,314
LendingPoint Funding Trust Series 2018-1, Class B, 8.06%, 11/15/2024 ‡ (a) (k)	3,000	3,000
Lendmark Funding Trust
Series 2017-1A, Class C, 5.41%, 12/22/2025 ‡ (a)	2,330	2,384
Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	685	676
Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	515	509
Series 2018-1A, Class B, 4.09%, 12/21/2026 ‡ (a)	730	733
Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (a)	1,700	1,720
LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (a)	2,645	2,645

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Marlette Funding Trust
Series 2017-3A, Class B, 3.01%, 12/15/2024 (a)	740	736
Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (a)	1,180	1,179
Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (a)	1,050	1,044
Series 2018-1A, Class C, 3.69%, 3/15/2028 (a)	1,815	1,803
Series 2018-1A, Class D, 4.85%, 3/15/2028 ‡ (a)	450	447
Series 2018-2A, Class B, 3.61%, 7/17/2028 ‡ (a)	3,970	3,958
Series 2018-2A, Class C, 4.37%, 7/17/2028 ‡ (a)	2,580	2,583
Series 2018-3A, Class A, 3.20%, 9/15/2028 (a)	1,550	1,550
Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, Class M1, 3.04%, 7/25/2034 (k)	75	73
MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 (a) (h)	3,294	3,294
MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (a) (h)	5,897	5,838
Mid-State Capital Corp. Trust Series 2006-1, Class M2, 6.74%, 10/15/2040 ‡ (a)	128	145
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE1, Class M1, 2.92%, 1/25/2034 ‡ (k)	47	46
New Century Home Equity Loan Trust Series 2003-4, Class M2, 4.79%, 10/25/2033 ‡ (k)	50	49
OL SP LLC
Series 2018, Class C, 4.25%, 2/9/2030 ‡	1,769	1,651
Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,814	1,809
OnDeck Asset Securitization Trust LLC
Series 2018-1A, Class B, 4.02%, 4/18/2022 ‡ (a)	500	499
Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (a)	470	470
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	1,493	1,495
Series 2018-1A, Class D, 4.40%, 1/14/2028 (a)	2,840	2,851

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued
United States — continued
Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (a)	1,250	1,253
OneMain Financial Issuance Trust
Series 2014-2A, Class C, 4.33%, 9/18/2024 ‡ (a)	9	9
Series 2014-2A, Class D, 5.31%, 9/18/2024 ‡ (a)	151	152
Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	536	537
Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	608	617
Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (a)	1,100	1,085
Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (a) (k)	1,170	1,156
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M3, 2.90%, 1/25/2036 ‡ (k)	202	202
People’s Choice Home Loan Securities Trust Series 2004-2, Class M1, 2.96%, 10/25/2034 ‡ (k)	49	49
PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.41%, 4/25/2023 (a) (k)	1,980	1,986
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (a) (k)	4,287	4,265
Series 2018-NPL1, Class A1, 3.38%, 1/27/2033 ‡ (a) (h)	2,765	2,740
Progress Residential Trust Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (a)	1,400	1,392
Prosper Marketplace Issuance Trust
Series 2017-3A, Class A, 2.36%, 11/15/2023 (a)	1,389	1,385
Series 2017-3A, Class B, 3.36%, 11/15/2023 (a)	2,600	2,583
Series 2018-1A, Class B, 3.90%, 6/17/2024 (a)	1,112	1,112
Series 2018-1A, Class C, 4.87%, 6/17/2024 (a)	1,870	1,867
RASC Trust
Series 2005-EMX1, Class M1, 2.71%, 3/25/2035 ‡ (k)	1,631	1,635
Series 2005-KS2, Class M1, 2.71%, 3/25/2035 ‡ (k)	59	59

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Renaissance Home Equity Loan Trust
Series 2004-1, Class M1, 2.93%, 5/25/2034 ‡ (k)	755	727
Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	363	372
Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (h)	910	922
Santander Drive Auto Receivables Trust
Series 2015-5, Class E, 4.67%, 2/15/2023 (a)	6,190	6,252
Series 2016-2, Class E, 4.38%, 9/15/2023	6,490	6,565
Series 2018-4, Class D, 3.98%, 12/15/2025	3,070	3,070
Santander Prime Auto Issuance Notes Trust
Series 2018-A, Class F, 6.80%, 9/15/2025 ‡ (a)	2,603	2,616
Series 2017-C, Class F, 6.68%, 10/15/2025 (a)	2,850	2,896
Saxon Asset Securities Trust Series 2004-3, Class M1, 2.96%, 12/26/2034 ‡ (k)	231	229
SoFi Consumer Loan Program LLC Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (a)	1,584	1,567
SoFi Consumer Loan Program Trust
Series 2018-1, Class A2, 3.14%, 2/25/2027 (a)	459	456
Series 2018-1, Class B, 3.65%, 2/25/2027 ‡ (a)	1,250	1,240
Series 2018-1, Class C, 3.97%, 2/25/2027 ‡ (a)	730	721
Series 2018-2, Class B, 3.79%, 4/26/2027 ‡ (a)	2,400	2,394
Springleaf Funding Trust Series 2016-AA, Class B, 3.80%, 11/15/2029 (a)	700	699
Stanwich Mortgage Loan Trust Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 (a) (h)	4,064	4,062
Structured Asset Investment Loan Trust Series 2003-BC10, Class A4, 3.06%, 10/25/2033 ‡ (k)	129	128
T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	315	—
US Airways Pass-Through Trust Series 2013-1, Class B, 5.38%, 11/15/2021	594	610
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (a)	1,900	1,916

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	29

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued
United States — continued
Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	1,514	1,508
VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (a) (h)	1,171	1,158
VOLT LXIII LLC Series 2017-NP10, Class A1, 3.00%, 10/25/2047 (a) (h)	2,214	2,190
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (h)	1,827	1,812
VOLT LXIX LLC Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 (a) (h)	3,890	3,885
VOLT LXVIII LLC Series 2018-NPL4, Class A2, 5.93%, 7/27/2048 (a) (h)	3,000	2,998
Westlake Automobile Receivables Trust
Series 2018-3A, Class C, 3.61%, 10/16/2023 (a)	2,210	2,210
Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	1,420	1,424
Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	780	780
Series 2018-2A, Class E, 4.86%, 1/16/2024 (a)	1,220	1,222
Series 2018-1A, Class F, 5.60%, 7/15/2024 (a)	5,470	5,476
Series 2018-2A, Class F, 6.04%, 1/15/2025 (a)	1,701	1,721
Series 2018-3A, Class F, 6.02%, 2/18/2025 (a)	1,060	1,060

		223,681

Total Asset-Backed Securities (Cost $301,423)		301,891

Commercial Mortgage-Backed Securities — 5.2%
Cayman Islands — 0.2%
GPMT Ltd. Series 2018-FL1, Class B, 3.62%, 11/21/2035 ‡ (a) (k)	2,520	2,521
PFP Ltd. Series 2017-3, Class D, 5.56%, 1/14/2035 ‡ (a) (k)	860	865
TPG Real Estate Finance Ltd. Series 2018-FL1, Class C, 3.96%, 2/15/2035 ‡ (a) (k)	2,085	2,099

		5,485

United States — 5.0%
BAMLL Re-REMIC Trust Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	4,375	3,354

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Banc of America Commercial Mortgage Trust
Series 2006-1, Class E, 6.20%, 9/10/2045 ‡ (a) (k)	501	518
Series 2007-5, Class AJ, 6.27%, 2/10/2051 (k)	4,093	4,190
BANK
Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (a)	2,255	1,764
Series 2017-BNK6, Class D, 3.10%, 7/15/2060 ‡ (a)	2,644	2,155
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class B, 5.66%, 9/11/2041 ‡ (a) (k)	372	374
BHMS ATLS Series 2018-ATLS, Class A, 3.31%, 7/15/2035 (a) (k)	4,335	4,335
BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.38%, 3/15/2037 ‡ (a) (k)	9,450	9,421
BX Trust
Series 2018-MCSF, Class B, 2.87%, 4/15/2035 ‡ (a) (k)	1,500	1,487
Series 2018-MCSF, Class C, 3.07%, 4/15/2035 ‡ (a) (k)	990	983
BXMT Ltd. Series 2017-FL1, Class D, 4.76%, 6/15/2035 ‡ (a) (k)	4,650	4,679
Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (a)	1,220	1,060
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class B, 6.02%, 5/15/2046 ‡ (k)	2,900	2,890
Commercial Mortgage Trust
Series 2004-GG1, Class H, 6.60%, 6/10/2036 ‡ (a) (k)	4,112	4,148
Series 2015-CR24, Class D, 3.46%, 8/10/2048 (k)	1,070	908
Series 2015-CR24, Class A5, 3.70%, 8/10/2048	3,620	3,654
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	1,569	1,585
CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	1,390	1,392
FHLMC Multifamily Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.42%, 7/25/2023 (k)	70,113	945

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series K729, Class X1, IO, 0.49%, 10/25/2024 (k)	28,932	555
Series K731, Class X3, IO, 2.16%, 5/25/2025 (k)	3,460	402
Series K036, Class X3, IO, 2.18%, 12/25/2041 (k)	31,545	2,995
Series K038, Class X3, IO, 2.57%, 6/25/2042 (k)	17,000	2,011
Series K720, Class X3, IO, 1.38%, 8/25/2042 (k)	39,172	1,786
Series K041, Class X3, IO, 1.70%, 11/25/2042 (k)	30,520	2,605
Series K042, Class X3, IO, 1.66%, 1/25/2043 (k)	21,950	1,866
Series K718, Class X3, IO, 1.49%, 2/25/2043 (k)	112,228	5,005
Series K045, Class X3, IO, 1.55%, 4/25/2043 (k)	39,625	3,226
Series K046, Class X3, IO, 1.56%, 4/25/2043 (k)	38,350	3,163
Series K054, Class X3, IO, 1.65%, 4/25/2043 (k)	66,098	6,486
Series K047, Class X3, IO, 1.55%, 6/25/2043 (k)	28,400	2,389
Series K050, Class X3, IO, 1.61%, 10/25/2043 (k)	21,110	1,897
Series K052, Class X3, IO, 1.67%, 1/25/2044 (k)	15,770	1,546
Series K726, Class X3, IO, 2.20%, 7/25/2044 (k)	6,381	664
Series K067, Class X3, IO, 2.19%, 9/25/2044 (k)	19,640	2,904
Series K729, Class X3, IO, 2.04%, 11/25/2044 (k)	7,055	727
Series K724, Class X3, IO, 1.93%, 12/25/2044 (k)	10,996	907
Series K072, Class X3, IO, 2.21%, 12/25/2045 (k)	12,354	1,912
Series K078, Class X3, IO, 2.29%, 6/25/2046 (k)	10,990	1,841
FNMA ACES
Series 2014-M3, Class X2, IO, 0.17%, 1/25/2024 (k)	80,170	246
Series 2018-M3, Class X, IO, 0.10%, 7/25/2029	16,923	112
Series 2016-M4, Class X2, IO, 2.68%, 1/25/2039 (k)	16,803	1,693

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
FREMF Series 2018-KF46, Class B, 4.03%, 3/25/2028 ‡ (a) (k)	1,635	1,638
FREMF Mortgage Trust
Series 2017-KF29, Class B, 5.63%, 2/25/2024 (a) (k)	2,501	2,588
Series 2017-KF31, Class B, 4.98%, 4/25/2024 (a) (k)	1,450	1,482
Series 2017-KF36, Class B, 4.73%, 8/25/2024 (a) (k)	1,704	1,718
Series 2017-KF38, Class B, 4.58%, 9/25/2024 (a) (k)	1,252	1,262
Series 2017-KF41, Class B, 4.58%, 11/25/2024 (a) (k)	950	954
Series 2018-KF42, Class B, 4.28%, 12/25/2024 (a) (k)	2,874	2,877
Series 2018-KF45, Class B, 4.03%, 3/25/2025 (a) (k)	1,000	1,000
Series 2016-KF24, Class B, 7.08%, 10/25/2026 (a) (k)	562	592
Series 2017-KF40, Class B, 4.78%, 11/25/2027 ‡ (a) (k)	1,707	1,720
Series 2017-K729, Class B, 3.80%, 11/25/2049 (a) (k)	900	879
Series 2017-K728, Class B, 3.76%, 11/25/2050 (a) (k)	4,200	4,060
Series 2017-K728, Class C, 3.76%, 11/25/2050 (a) (k)	1,265	1,187
GNMA
Series 2013-48, IO, 0.61%, 7/16/2054 (k)	28,828	1,252
Series 2017-9, IO, 0.76%, 1/16/2057 (k)	21,444	1,395
Series 2017-23, IO, 0.73%, 5/16/2059 (k)	14,452	882
GRACE Mortgage Trust Series 2014-GRCE, Class B, 3.52%, 6/10/2028 (a)	1,630	1,634
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class AM, 6.18%, 6/15/2049 (k)	1,327	1,348
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (k)	1,419	1,441
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (k)	2,195	1,767
LMREC, Inc. Series 2016-CRE2, Class A, 3.77%, 11/24/2031 (a) (k)	1,415	1,423

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	31

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D, 3.25%, 12/15/2047 (a)	540	461
Morgan Stanley Capital I Trust
Series 2006-T23, Class D, 6.32%, 8/12/2041 ‡ (a) (k)	2,800	2,884
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (k)	985	982
Series 2005-HQ7, Class E, 5.55%, 11/14/2042 ‡ (k)	1,868	1,891
Nationslink Funding Corp. Series 1999-LTL1, Class E, 5.00%, 1/22/2026 (a)	400	408
UBS Commercial Mortgage Trust Series 2017-C6, Class D, 2.50%, 12/15/2050 (a) (k)	1,205	849
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class B, 5.46%, 12/15/2043 (k)	2,510	2,537
Series 2007-C30, Class C, 5.48%, 12/15/2043 (k)	2,790	2,765
Series 2005-C21, Class F, 5.41%, 10/15/2044 ‡ (a) (k)	87	29
Series 2007-C34, Class AJ, 6.33%, 5/15/2046 (k)	137	139
Series 2007-C31, Class C, 6.18%, 4/15/2047 ‡ (k)	47	47
Series 2006-C29, Class B, 5.43%, 11/15/2048 (k)	894	898
Series 2007-C33, Class AJ, 6.21%, 2/15/2051 (k)	1,737	1,715
Series 2007-C33, Class B, 6.21%, 2/15/2051 ‡ (k)	2,600	2,026
Series 2007-C33, Class C, 6.21%, 2/15/2051 ‡ (k)	2,600	832
Wells Fargo Commercial Mortgage Trust
Series 2010-C1, Class C, 5.78%, 11/15/2043 ‡ (a) (k)	1,370	1,408
Series 2016-BNK1, Class D, 3.00%, 8/15/2049 ‡ (a)	1,276	1,054
Series 2015-NXS2, Class A5, 3.77%, 7/15/2058 (k)	1,250	1,268

		152,072

Total Commercial Mortgage-Backed Securities (Cost $163,173)		157,557

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — 3.7%
Bermuda — 0.1%
Bellemeade Re Ltd. Series 2018-1A, Class M1B, 3.66%, 4/25/2028 ‡ (a) (k)	2,300	2,307

Italy — 0.0% (g)
Intesa Sec Srl Series 3, Class B, 0.00%, 10/30/2033 ‡ (b) (k)	EUR 120	139

Netherlands — 0.1%
Permanent Master Issuer plc Series 2018-1A, Class 1A1, 2.75%, 7/15/2058 (a) (k)	4,281	4,274

United States — 3.5%
Acre Series 2017-B, 12/15/2020 ‡	3,000	3,000
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	4,204	4,243
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	88	88
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,521	1,475
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	3,921	3,946
Angel Oak Mortgage Trust I LLC Series 2018-PB1, Class A, 4.00%, 8/25/2021 (a)	1,720	1,725
Chase Mortgage Finance Trust Series 2007-A1, Class 2A3, 4.47%, 2/25/2037 (k)	94	95
CHL GMSR Issuer Trust Series 2018-GT1, Class A, 4.81%, 5/25/2023 (a) (k)	1,210	1,206
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	1,708	1,425
Civic Mortgage LLC Series 2018-1, Class A1, 3.89%, 6/25/2022 (a) (h)	1,373	1,372
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 2.34%, 8/19/2045 (k)	1,053	988
FHLMC REMIC
Series 4351, Class GI, IO, 5.00%, 11/15/2019	4	—	(j)
Series 3775, Class LI, IO, 3.50%, 12/15/2020	470	14
Series 3110, Class SL, IF, IO, 4.09%, 2/15/2026 (k)	149	6
Series 3907, Class SW, IF, IO, 4.59%, 7/15/2026 (k)	2,347	207

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 3914, Class LS, IF, IO, 4.74%, 8/15/2026 (k)	832	75
Series 4304, Class DI, IO, 2.50%, 1/15/2027	551	34
Series 4030, Class IL, IO, 3.50%, 4/15/2027	526	50
Series 4043, Class PI, IO, 2.50%, 5/15/2027	2,311	165
Series 4056, Class BI, IO, 3.00%, 5/15/2027	186	16
Series 4057, Class UI, IO, 3.00%, 5/15/2027	1,314	106
Series 4074, IO, 3.00%, 7/15/2027	4,009	348
Series 4120, Class UI, IO, 3.00%, 10/15/2027	1,011	91
Series 4136, Class IN, IO, 3.00%, 11/15/2027	199	18
Series 4323, Class IW, IO, 3.50%, 4/15/2028	344	30
Series 4311, Class QI, IO, 3.00%, 10/15/2028	1,722	132
Series 4324, Class AI, IO, 3.00%, 11/15/2028	937	69
Series 4313, Class UI, IO, 3.00%, 3/15/2029	1,668	167
Series 4280, Class KI, IO, 3.50%, 9/15/2031	1,209	109
Series 3716, Class PI, IO, 4.50%, 4/15/2038	157	14
Series 3459, Class JS, IF, IO, 4.19%, 6/15/2038 (k)	538	73
Series 4119, Class LI, IO, 3.50%, 6/15/2039	458	55
Series 3907, Class AI, IO, 5.00%, 5/15/2040	504	60
Series 4018, Class HI, IO, 4.50%, 3/15/2041	402	68
Series 4215, Class LI, IO, 3.50%, 7/15/2041	691	100
Series 4073, Class IQ, IO, 4.00%, 7/15/2042	426	94
Series 4173, Class I, IO, 4.00%, 3/15/2043	1,014	220
Series 4372, Class SY, IF, IO, 4.04%, 8/15/2044 (k)	1,532	230
Series 4585, Class JI, IO, 4.00%, 5/15/2045	2,774	485

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Series 4694, Class SA, IF, IO, 4.04%, 6/15/2047 (k)	7,717	1,424
Series 4689, Class SD, IF, IO, 4.09%, 6/15/2047 (k)	17,035	3,026
Series 4714, Class SA, IF, IO, 4.09%, 8/15/2047 (k)	12,936	2,469
FHLMC STRIPS Series 305, IO, 3.50%, 3/15/2028	316	30
FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.36%, 9/25/2030 (k)	5,820	5,885
FNMA REMIC
Series 2011-144, Class SA, IF, IO, 4.59%, 11/25/2025 (k)	662	42
Series 2012-25, Class AI, IO, 3.50%, 3/25/2027	179	18
Series 2012-145, Class EI, IO, 3.00%, 1/25/2028	2,163	186
Series 2013-9, Class YI, IO, 3.50%, 2/25/2028	228	21
Series 2013-15, IO, 2.50%, 3/25/2028	3,223	233
Series 2013-18, Class AI, IO, 3.00%, 3/25/2028	988	84
Series 2013-31, Class DI, IO, 3.00%, 4/25/2028	1,083	107
Series 2013-31, Class YI, IO, 3.50%, 4/25/2028	200	19
Series 2014-35, Class KI, IO, 3.00%, 6/25/2029	2,186	237
Series 2014-44, Class QI, IO, 3.00%, 8/25/2029	1,355	130
Series 2012-120, Class DI, IO, 3.00%, 3/25/2031	878	77
Series 2013-66, Class IE, IO, 3.00%, 8/25/2032	9,999	1,096
Series 2013-61, Class HI, IO, 3.00%, 6/25/2033	6,883	820
Series 2013-64, Class LI, IO, 3.00%, 6/25/2033	1,381	182
Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	244	31
Series 2009-101, Class SI, IF, IO, 3.69%, 12/25/2039 (k)	625	46
Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	138	9
Series 2012-118, Class DI, IO, 3.50%, 1/25/2040	232	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	33

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2013-5, Class BI, IO, 3.50%, 3/25/2040	248	30
Series 2012-93, Class SE, IF, IO, 4.04%, 9/25/2042 (k)	3,666	602
Series 2012-93, Class SG, IF, IO, 4.04%, 9/25/2042 (k)	951	157
Series 2012-133, Class NS, IF, IO, 4.09%, 12/25/2042 (k)	7,499	1,325
Series 2016-25, Class SL, IF, IO, 3.94%, 5/25/2046 (k)	7,269	1,295
Series 2016-61, Class ST, IF, IO, 3.94%, 9/25/2046 (k)	14,736	2,523
Series 2016-77, Class SA, IF, IO, 3.94%, 10/25/2046 (k)	9,075	1,763
Series 2017-13, Class AS, IF, IO, 3.99%, 2/25/2047 (k)	13,788	2,549
Series 2017-57, Class SA, IF, IO, 4.04%, 8/25/2057 (k)	7,420	1,173
FNMA STRIPS
Series 410, Class C12, IO, 5.50%, 7/25/2024	3,483	197
Series 409, Class 23, IO, 3.50%, 4/25/2027 (k)	598	50
Series 401, Class C6, IO, 4.50%, 10/25/2029	1,396	107
FNMA, Connecticut Avenue Securities Series 2018-C05, Class 1M2, 4.41%, 1/25/2031 (k)	2,008	2,036
GNMA
Series 2002-24, Class AG, IF, IO, 5.89%, 4/16/2032 (k)	1,232	195
Series 2003-69, Class SB, IF, IO, 4.54%, 8/16/2033 (k)	1,106	159
Series 2011-13, Class S, IF, IO, 3.89%, 1/16/2041 (k)	817	110
Series 2015-H13, Class GI, IO, 1.61%, 4/20/2065 (k)	5,664	292
Series 2017-H14, Class FG, 3.53%, 6/20/2067 (k)	2,012	2,076
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	4,112	4,042
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (a) (k)	159	111
HarborView Mortgage Loan Trust Series 2007-6, Class 2A1A, 2.27%, 8/19/2037 (k)	205	201
Homeward Opportunities Fund I Trust Series 2018-1, Class A1, 3.77%, 6/25/2048 (a) (k)	1,662	1,663

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 2.24%, 5/25/2036 (k)	3,656	3,493
MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.89%, 8/25/2033 ‡ (k)	335	327
OBX Trust Series 2018-EXP1, Class 2A1, 2.91%, 4/25/2048 (a) (k)	5,332	5,332
PNMAC GMSR Issuer Trust
Series 2018-GT1, Class A, 4.91%, 2/25/2023 (a) (k)	1,400	1,412
Series 2018-GT2, Class A, 4.71%, 8/25/2025 (a) (k)	3,690	3,707
RALI Trust Series 2005-QO1, Class A1, 2.36%, 8/25/2035 (k)	2,283	2,004
SART 7/15/2024	9,100	9,117
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 5A1, 4.07%, 2/25/2035 (k)	367	368
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (a) (h)	4,190	4,190
Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (a) (k)	4,054	4,055
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-N, Class A6, 4.60%, 8/25/2034 (k)	1,834	1,860
Series 2004-N, Class A7, 4.60%, 8/25/2034 (k)	1,834	1,859
Series 2004-M, Class A1, 4.60%, 8/25/2034 (k)	1,548	1,598
Series 2004-BB, Class A5, 3.76%, 1/25/2035 (k)	907	923
Series 2005-AR2, Class 2A1, 3.93%, 3/25/2035 (k)	1,323	1,340
Series 2005-AR2, Class 2A2, 3.93%, 3/25/2035 (k)	304	310
Series 2005-AR16, Class 3A1, 4.03%, 3/25/2035 (k)	444	448
Series 2005-AR4, Class 2A2, 4.00%, 4/25/2035 (k)	249	251
Series 2007-2, Class 3A5, 5.25%, 3/25/2037	33	33

		104,082

Total Collateralized Mortgage Obligations (Cost $114,395)		110,802

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — 3.5% (l)
Canada — 0.1%
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 5/23/2025 (d)	1,528	1,524
Celestica, Inc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 6/27/2025 (d)	394	392
Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 10/21/2021 (d)	1,095	987
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 5.80%, 5/24/2024 (d)	85	85
Mastronardi Produce Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 5/1/2025 (d)	179	180
MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/2023 (d)	143	143

		3,311

France — 0.0% (g)
Altran Technologie, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.57%, 3/20/2025 (d)	423	422

Luxembourg — 0.1%
Auris Luxembourg III SARL, Term Loan B-7 (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 1/17/2022 (d)	1,006	1,014
Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.81%, 11/27/2023 (d)	1,084	1,088
Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/11/2022 (d)	896	899
Samsonite IP Holdings Sarl, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 4/25/2025 (d)	886	881

		3,882

Netherlands — 0.0% (g)
Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.56%, 4/15/2025 (d)	1,230	1,208

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — 0.1%
Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/28/2025 (d)	1,904	1,897

United States — 3.2%
24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 5/30/2025 (d)	580	584
A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 5/1/2023 (d)	492	470
Acadia Healthcare Co., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/16/2023 (d)	514	516
Albertson’s LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/21/2022 (d) (m)	812	809
(ICE LIBOR USD 3 Month + 3.00%), 5.31%, 6/22/2023 (d) (m)	719	716
Albertson’s LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 8/25/2021 (d)	155	155
Altice US Finance I Corp., Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 7/28/2025 (d) (m)	1,698	1,695
American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.81%, 6/27/2025 (d)	1,868	1,828
American Greetings Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.58%, 4/6/2024 (d)	279	279
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.31%, 12/15/2024 (d)	1,264	1,271
Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.31%, 2/12/2025 (d)	373	373
Barracuda Networks, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.25%), 9.31%, 2/12/2026 (d)	82	82
Berry Plastics Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 3.94%, 2/8/2020 (d)	294	293
(ICE LIBOR USD 2 Month + 1.75%), 3.94%, 1/6/2021 (d)	205	205
BMC Software Finance, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 9/1/2025 (d) (m)	725	725
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 8/1/2025 (d)	1,725	1,734

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	35

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued
United States — continued
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.75%), 8.83%, 8/3/2026 (d)(m)	875	887
California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.44%, 12/31/2021 (d)	792	876
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.82%, 12/31/2022 (d)	2,045	2,073
Calpine Corp., Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 1/15/2024 (d)	970	971
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 1/31/2025 (d)	739	730
Chesapeake Energy, 1st Lien Last Out (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 8/23/2021 (d)	796	830
CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.34%, 6/7/2023 (d)	2,415	2,419
Chrysler Group LLC, Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.07%, 12/31/2018 (d)	290	290
Cincinnati Bell, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/2/2024 (d)	2,298	2,291
Citgo Holding, Inc., Term B Loan (ICE LIBOR USD 3 Month + 3.50%), 5.84%, 7/29/2021 (d)	829	829
CityCenter Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 4/18/2024 (d)	1,348	1,347
Clear Channel Communications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 8.83%, 1/30/2019 (d)	550	409
Clear Channel Communications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 7/30/2019 (d)	24	18
Clover Merger Sub Inc, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 9/26/2024 (d)	1,057	1,003
Community Health Systems, Inc., Incremental 2021 Term H Loan (ICE LIBOR USD 3 Month + 3.25%), 5.54%, 1/27/2021 (d)	763	751

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 10/5/2023 (d)	148	145
Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/22/2024 (d)	382	382
Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 8/18/2023 (d)	864	865
Crown Americas, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 4/3/2025 (d)	565	567
CSC Holdings LLC, 1st Lien (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 7/17/2025 (d)	1,484	1,477
Culligan Holding, Inc., 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 12/13/2023 (d)	298	297
Delta 2 Sarl, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/1/2024 (d)	747	741
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.83%, 4/6/2024 (d)	1,452	1,449
Duff & Phelps Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.58%, 2/13/2025 (d)	723	724
Dupont Performance (Axalta), Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024 (d)	648	648
EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 5/3/2025 (d)	400	403
FGI Operating Co. LLC, DIP Term Loan (ICE LIBOR USD 3 Month + 10.00%), 8.65%, 5/15/2022 (d)	57	57
First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.07%, 4/26/2024 (d) (m)	695	694
Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/29/2023 (d)	1,578	1,572
Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 5/2/2025 (d)	500	501
GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 3 Month + 2.25%), 4.56%, 8/27/2025 (d) (m)	2,850	2,830

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued
United States — continued
Go Daddy Group, Inc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 2/15/2024 (d)	396	397
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.82%, 10/4/2023 (d)	1,228	1,231
Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.58%, 12/1/2023 (d)	1,095	1,096
GTT Communications, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.83%, 5/31/2025 (d)	1,023	1,002
Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 5/16/2024 (d)	2,499	2,505
HD Supply, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.50%), 4.57%, 10/17/2023 (d)	643	647
Hearthside Group Holdings, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.06%, 5/23/2025 (d)	153	152
Hub International, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.33%, 4/25/2025 (d)	717	716
Impala Private Holdings II LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 11/14/2024 (d)	391	393
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/1/2022 (d)	842	842
Invenergy LLC, Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.81%, 8/28/2025 (d)(m)	905	912
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.32%, 2/5/2025 (d)	1,107	1,112
Janus International Group, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/12/2025 (d)	342	337
Keane Group Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.88%, 5/25/2025 (d)	514	511
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 3/27/2025 (d)	643	642
Level 3 Financing, Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.32%, 2/22/2024 (d)	1,885	1,887

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024 (d)	2,469	2,455
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024 (d)	133	132
Mallinckrodt International Finance SA, Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.52%, 2/24/2025 (d)	1,127	1,125
Medrisk, Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 12/27/2024 (d)	239	238
Misys, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/13/2024 (d)	1,061	1,055
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 12/5/2023 (d)	419	299
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (d)	1,652	1,650
National Mentor Holdings, Inc., Tranche B Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 1/31/2021 (d)	452	454
NCI Building Systems, 1st Lien Term Loan 4.08%, 2/7/2025	470	469
NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/2/2025 (d)	1,464	1,458
Party City Holdings Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.28%, 8/19/2022 (d)	515	517
Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/14/2025 (d)	667	654
Pearl Intermediate Parent LLC, Delayed Draw (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 2/14/2025 (d)	54	53
Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 5/1/2025 (d)	1,287	1,282
Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 9.83%, 5/1/2026 (d)	350	352
Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 8/14/2025 (d) (m)	935	936
PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.09%, 3/11/2022 (d)	249	214

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	37

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued
United States — continued
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.58%, 7/2/2025 (d)	1,592	1,588
Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/2/2022 (d)	978	980
Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 4.25%; ICE LIBOR USD 3 Month + 8.25%), 6.57%, 5/16/2025 (d)	1,400	1,393
Quest Software US Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.57%, 5/18/2026 (d)	360	357
Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.08%, 3/21/2025 (d)	239	242
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.35%, 11/3/2023 (d)	886	880
Red Ventures LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 11/8/2024 (d)	335	339
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.58%, 11/1/2024 (d)	1,101	1,099
Sirva Worldwide, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.69%, 8/4/2025 (d) (m)	575	574
Sirva Worldwide, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.50%), 11.69%, 8/3/2026 (d) (m)	200	185
SolarWinds Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/5/2024 (d)	796	798
Sonicwall, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/16/2025 (d) (m)	281	281
Sonicwall, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%; ICE LIBOR USD 3 Month + 7.50%), 9.82%, 5/18/2026 (d) (m)	175	174
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.59%, 11/14/2022 (d)	990	992
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.34%, 9/12/2024 (d)	2,680	2,671

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued
Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 11/21/2024 (d)	1,317	1,318
Summit Midstream Partners Holdings LLC, Senior Secured Term Loan (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 5/13/2022 (d)	99	101
Supervalu Inc, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024 (d)	203	203
Supervalu Inc, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024 (d)	338	338
Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.07%, 3/9/2023 (d)	2,713	2,690
Syniverse Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.07%, 3/11/2024 (d)	385	372
Tennessee Merger Sub Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/6/2024 (d)	2,230	2,128
Tribune, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 12/27/2020 (d)	470	471
UFC Holdings LLC, 2nd Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 8/18/2024 (d)	193	195
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 4/12/2024 (d)	791	708
Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 6/1/2023 (d)	1,373	1,371
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/15/2024 (d)	1,710	1,640
USI, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.33%, 5/16/2024 (d)	415	414
Verifone Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.32%, 8/20/2025 (d)	603	604
WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.20%, 11/1/2023 (d)	1,420	1,413

		95,055

Total Loan Assignments (Cost $106,333)		105,775

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — 3.1%
China — 0.3%
Ctrip.com International Ltd. 1.00%, 7/1/2020	4,645	4,545
Huazhu Group Ltd. 0.38%, 11/1/2022 (a)	4,120	4,202

		8,747

Netherlands — 0.1%
NXP Semiconductors NV 1.00%, 12/1/2019	1,565	1,688

United Arab Emirates — 0.0% (g)
Aabar Investments PJSC 0.50%, 3/27/2020 (b)	EUR 800	866

United States — 2.7%
Cree, Inc. 0.88%, 9/1/2023 (a)	1,495	1,535
Cypress Semiconductor Corp.
4.50%, 1/15/2022	3,590	5,031
2.00%, 2/1/2023 (a)	265	283
DISH Network Corp. 3.38%, 8/15/2026	1,260	1,185
Envestnet, Inc. 1.75%, 12/15/2019	2,165	2,441
Etsy, Inc. Zero Coupon, 3/1/2023 (a)	4,145	6,047
Finisar Corp. 0.50%, 12/15/2036	3,640	3,354
FireEye, Inc. 0.88%, 6/1/2024 (a)	1,980	1,935
Horizon Global Corp. 2.75%, 7/1/2022	1,410	1,021
II-VI, Inc. 0.25%, 9/1/2022 (a)	5,345	6,467
Knowles Corp. 3.25%, 11/1/2021	3,630	4,325
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (a)	3,595	3,606
Live Nation Entertainment, Inc. 2.50%, 3/15/2023 (a)	5,665	5,867
Nabors Industries, Inc. 0.75%, 1/15/2024	2,590	2,039
Nuance Communications, Inc. 1.50%, 11/1/2035	4,730	4,688
Nutanix, Inc. Zero Coupon, 1/15/2023 (a)	3,420	4,487
Oasis Petroleum, Inc. 2.63%, 9/15/2023	3,385	4,450
ON Semiconductor Corp. 1.00%, 12/1/2020	3,410	4,331
Redfin Corp. 1.75%, 7/15/2023	1,820	1,686
SM Energy Co. 1.50%, 7/1/2021	3,880	4,126
Teradyne, Inc. 1.25%, 12/15/2023	4,055	5,680
Vocera Communications, Inc. 1.50%, 5/15/2023 (a)	1,585	1,859
Zillow Group, Inc. 2.00%, 12/1/2021	4,075	4,590

		81,033

Total Convertible Bonds (Cost $85,744)		92,334

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Private Placements — 0.5%
United States — 0.5%
333-345 S.B Street
6.08%, 11/1/2019 ‡ (Cost $15,000)	15,000		15,000

	SHARES (000)
Common Stocks — 0.0% (g)
New Zealand — 0.0% (g)
UCI Holdings LLC * ‡	4		72

United States — 0.0% (g)
Avaya Holdings Corp. *	33		782
Caesars Entertainment Corp. *	5		50
Goodman Private * ‡	1		—
NII Holdings, Inc. *	3		15
Penn Virginia Corp. *	1		127
Penn Virginia Corp. *	1		67
Remington Outdoor Co., Inc. * ‡	5		42
VICI Properties, Inc., REIT ‡	7		139
VICI Properties, Inc., REIT * ‡	2		37
Vistra Energy Corp. *	6		146

			1,405

Total Common Stocks (Cost $1,054)			1,477

Preferred Stocks — 0.0% (g)
Bermuda — 0.0% (g)
XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.46%, 4/5/2018 ($1,000 par value)* (c) (d) (n)	—	(j)	60

United States — 0.0% (g)
Goodman Private Preferred Shares * ‡	1		1

Total Preferred Stocks (Cost $52)			61

	NO. OF RIGHTS (000)
Rights — 0.0% (g)
United States — 0.0% (g)
Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	6		4

	SHARES (000)
Short-Term Investments — 5.4%
Investment Companies — 5.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (o) (p) (Cost $162,777)	162,769		162,818

Total Investments — 98.3% (Cost $3,032,031)			2,965,064
Other Assets Less Liabilities — 1.7%			52,414

NET ASSETS — 100.0%			3,017,478

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	39

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

Futures contracts outstanding as of August 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-BTP	272	12/2018	EUR	38,133	(39)
Euro-Buxl	49	12/2018	EUR	10,086	38
U.S. Treasury 10 Year Note	253	12/2018	USD	30,400	(82)
U.S. Treasury 2 Year Note	40	12/2018	USD	8,454	(4)
U.S. Treasury 5 Year Note	841	12/2018	USD	95,329	(146)
U.S. Treasury Long Bond	186	12/2018	USD	26,784	(76)
U.S. Treasury Ultra Bond	195	12/2018	USD	30,981	(273)

					(582)

Short Contracts
Australia 10 Year Bond	(1,007)	09/2018	AUD	(94,540)	(977)
Euro-Bobl	(1,886)	12/2018	EUR	(288,117)	(221)
Euro-Bund	(596)	12/2018	EUR	(111,229)	(312)
Euro-OAT	(273)	12/2018	EUR	(48,341)	(146)
Euro-Schatz	(1,401)	12/2018	EUR	(182,062)	(26)
U.S. Treasury 10 Year Ultra Note	(1,561)	12/2018	USD	(199,686)	704
U.S. Treasury Ultra Bond	(92)	12/2018	USD	(14,617)	100
3 Month Eurodollar	(2,532)	12/2019	USD	(614,295)	3,566

					2,688

					2,106

Forward foreign currency exchange contracts outstanding as of August 31, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	6,598	USD	7,583	Barclays Bank plc	9/5/2018	75
EUR	178,585	USD	206,821	BNP Paribas	9/5/2018	471
EUR	4,251	USD	4,847	Goldman Sachs International	9/5/2018	87
EUR	1,169	USD	1,333	National Australia Bank Ltd.	9/5/2018	24
GBP	837	USD	1,067	Citibank, NA	9/5/2018	18
USD	5,498	ARS	158,224	Citibank, NA **	9/5/2018	1,210
USD	45,130	AUD	60,769	Standard Chartered Bank	9/5/2018	1,443
USD	9,517	EUR	8,123	Australia & New Zealand Banking Group Ltd.	9/5/2018	89
USD	1,621	EUR	1,382	Barclays Bank plc	9/5/2018	17
USD	390,048	EUR	331,890	Citibank, NA	9/5/2018	4,806
USD	331,398	EUR	281,965	HSBC Bank, NA	9/5/2018	4,108
USD	723	EUR	623	National Australia Bank Ltd.	9/5/2018	—	(j)
USD	760	EUR	654	Royal Bank of Canada	9/5/2018	—	(j)
USD	21,448	GBP	16,279	Barclays Bank plc	9/5/2018	343
USD	695	GBP	529	Deutsche Bank AG	9/5/2018	9
USD	3,010	HUF	832,385	Merrill Lynch International	9/5/2018	52
USD	70,028	IDR	1,015,756,959	Goldman Sachs International **	9/5/2018	1,070
USD	67,210	IDR	980,039,944	Standard Chartered Bank **	9/5/2018	677

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	43,156	ZAR	571,660	Barclays Bank plc	9/5/2018	4,254
EUR	652	USD	757	Australia & New Zealand Banking Group Ltd.	10/3/2018	1
EUR	3,090	USD	3,594	TD Bank Financial Group	10/3/2018	1
USD	5,041	ARS	158,224	Goldman Sachs International **	10/3/2018	889
USD	44,295	AUD	60,769	Goldman Sachs International	10/3/2018	609
USD	181,878	EUR	155,293	Goldman Sachs International	10/3/2018	1,247
USD	203,464	EUR	173,530	HSBC Bank, NA	10/3/2018	1,622
USD	11,714	EUR	10,000	National Australia Bank Ltd.	10/3/2018	82
USD	892	EUR	763	Royal Bank of Canada	10/3/2018	5
USD	121,308	EUR	103,529	Standard Chartered Bank	10/3/2018	888
USD	20,037	GBP	15,385	Barclays Bank plc	10/3/2018	70
USD	2,979	HUF	832,385	HSBC Bank, NA	10/3/2018	16
USD	66,672	IDR	980,039,944	Standard Chartered Bank **	10/3/2018	1,610
USD	39,863	ZAR	571,660	Barclays Bank plc	10/3/2018	1,111

Total unrealized appreciation						26,904

ARS	158,224	USD	5,205	Goldman Sachs International **	9/5/2018	(917)
AUD	60,769	USD	44,291	Goldman Sachs International	9/5/2018	(604)
EUR	3,557	USD	4,157	Australia & New Zealand Banking Group Ltd.	9/5/2018	(28)
EUR	155,293	USD	181,500	Goldman Sachs International	9/5/2018	(1,244)
EUR	173,530	USD	203,042	HSBC Bank, NA	9/5/2018	(1,618)
EUR	2,870	USD	3,354	National Australia Bank Ltd.	9/5/2018	(23)
EUR	103,529	USD	121,056	Standard Chartered Bank	9/5/2018	(885)
GBP	586	USD	769	Australia & New Zealand Banking Group Ltd.	9/5/2018	(10)
GBP	15,385	USD	20,014	Barclays Bank plc	9/5/2018	(70)
HUF	832,385	USD	2,972	HSBC Bank, NA	9/5/2018	(14)
IDR	1,995,796,902	USD	137,286	Standard Chartered Bank **	9/5/2018	(1,794)
USD	5,485	EUR	4,745	Barclays Bank plc	9/5/2018	(22)
ZAR	571,660	USD	40,011	Barclays Bank plc	9/5/2018	(1,110)
USD	207,252	EUR	178,585	BNP Paribas	10/3/2018	(470)
ZAR	25,095	USD	1,738	Royal Bank of Canada	10/3/2018	(37)

Total unrealized depreciation						(8,846)

Net unrealized appreciation						18,058

Centrally Cleared Credit default swap contracts outstanding — buy protection(1) as of August 31, 2018 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(2)	NOTIONAL AMOUNT(3)	UPFRONT PAYMENTS (RECEIPTS) ($)(4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.30-V1	5.00	Quarterly	6/20/2023	3.31	USD 8,500	(568)	(105)	(673)

						(568)	(105)	(673)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	41

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARS	Argentine Peso
AUD	Australian Dollar
CDX	Credit Default Swap Index
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CMBS	Commercial Mortgage-Backed Security
DIP	Debtor-in-Possession
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
ZAR	South African Rand

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2018.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Defaulted security.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Amount rounds to less than one thousand.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of August 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of August 31, 2018.
(o)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.
**	Non-deliverable forward.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	43

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,802,246
Investments in affiliates, at value	162,818
Deposits at broker for OTC derivatives	630
Cash	3,656
Foreign currency, at value	7,945
Deposits at broker for futures contracts	11,854
Deposits at broker for centrally cleared swaps	234
Receivables:
Investment securities sold	9,939
Fund shares sold	4,695
Interest and dividends from non-affiliates	32,632
Dividends from affiliates	280
Tax reclaims	128
Variation margin on centrally cleared swaps (net upfront receipts of $568)	11
Unrealized appreciation on forward foreign currency exchange contracts	26,904
Other assets	149

Total Assets	3,064,121

LIABILITIES:
Payables:
Investment securities purchased	28,339
Fund shares redeemed	5,228
Variation margin on futures contracts	2,429
Unrealized depreciation on forward foreign currency exchange contracts	8,846
Unrealized depreciation on unfunded commitments	3
Accrued liabilities:
Investment advisory fees	924
Distribution fees	99
Service fees	321
Custodian and accounting fees	137
Collateral management fees	10
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	307

Total Liabilities	46,643

Net Assets	$3,017,478

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

JPMorgan Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$3,111,940
Accumulated undistributed (distributions in excess of) net investment income	(7,703)
Accumulated net realized gains (losses)	(39,525)
Net unrealized appreciation (depreciation)	(47,234)

Total Net Assets	$3,017,478

Net Assets:
Class A	$216,740
Class C	81,916
Class I	2,245,011
Class R6	473,811

Total	$3,017,478

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,758
Class C	8,252
Class I	224,912
Class R6	47,446

Net Asset Value (a):
Class A — Redemption price per share	$9.96
Class C — Offering price per share (b)	9.93
Class I — Offering and redemption price per share	9.98
Class R6 — Offering and redemption price per share	9.99
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.35

Cost of investments in non-affiliates	$2,869,254
Cost of investments in affiliates	162,777
Cost of foreign currency	8,048

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	45

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2018

(Amounts in thousands)

	JPMorgan Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$131,011
Interest income from affiliates	18
Dividend income from non-affiliates	10
Dividend income from affiliates	1,526
Foreign taxes withheld	(793)

Total investment income	131,772

EXPENSES:
Investment advisory fees	15,614
Administration fees	2,304
Distribution fees:
Class A	555
Class C	601
Service fees:
Class A	555
Class C	200
Class I	5,094
Custodian and accounting fees	544
Interest expense to affiliates	24
Professional fees	140
Collateral management fees	41
Trustees’ and Chief Compliance Officer’s fees	35
Printing and mailing costs	198
Registration and filing fees	303
Transfer agency fees (See Note 2.J.)	70
Other	64

Total expenses	26,342

Less fees waived	(7,747)
Less earnings credits	(1)

Net expenses	18,594

Net investment income (loss)	113,178

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,395	)(a)
Investments in affiliates	(32)
Futures contracts	3,638
Foreign currency transactions	(1,854)
Forward foreign currency exchange contracts	24,274
Swaps	17

Net realized gain (loss)	15,648

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(139,990	)(b)
Investments in affiliates	40
Futures contracts	6,364
Foreign currency translations	(715)
Forward foreign currency exchange contracts	20,987
Swaps	(105)
Unfunded commitments	(3)

Change in net unrealized appreciation/depreciation	(113,422)

Net realized/unrealized gains (losses)	(97,774)

Change in net assets resulting from operations	$15,404

(a)	Net of foreign capital gains tax of approximately $(208,000).
(b)	Net of change in foreign capital gains tax of approximately $313,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Bond Opportunities Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$113,178	$69,258
Net realized gain (loss)	15,648	(44,881)
Change in net unrealized appreciation/depreciation	(113,422)	56,324

Change in net assets resulting from operations	15,404	80,701

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,946)	(7,067)
Class C
From net investment income	(2,209)	(2,455)
Class I
From net investment income	(70,366)	(62,192)
Class R6
From net investment income	(17,145)	(8,264)

Total distributions to shareholders	(96,666)	(79,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	804,902	892,443

NET ASSETS:
Change in net assets	723,640	893,166
Beginning of period	2,293,838	1,400,672

End of period	$3,017,478	$2,293,838

Accumulated undistributed (distributions in excess of) net investment income	$(7,703)	$(44,125)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,377	$153,426
Distributions reinvested	6,824	6,865
Cost of shares redeemed	(88,875)	(95,125)

Change in net assets resulting from Class A capital transactions	$32,326	$65,166

Class C
Proceeds from shares issued	$34,282	$33,806
Distributions reinvested	2,104	2,298
Cost of shares redeemed	(23,081)	(14,446)

Change in net assets resulting from Class C capital transactions	$13,305	$21,658

Class I
Proceeds from shares issued	$1,369,939	$1,121,913
Distributions reinvested	63,453	28,367
Cost of shares redeemed	(688,064)	(660,897)

Change in net assets resulting from Class I capital transactions	$745,328	$489,383

Class R6
Proceeds from shares issued	$283,898	$367,559
Distributions reinvested	15,329	2,704
Cost of shares redeemed	(285,284)	(54,027)

Change in net assets resulting from Class R6 capital transactions	$13,943	$316,236

Total change in net assets resulting from capital transactions	$804,902	$892,443

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Bond Opportunities Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	11,219	15,125
Reinvested	674	679
Redeemed	(8,779)	(9,387)

Change in Class A Shares	3,114	6,417

Class C
Issued	3,366	3,338
Reinvested	208	228
Redeemed	(2,279)	(1,429)

Change in Class C Shares	1,295	2,137

Class I
Issued	133,947	110,259
Reinvested	6,255	2,800
Redeemed	(67,733)	(64,920)

Change in Class I Shares	72,469	48,139

Class R6
Issued	27,667	35,939
Reinvested	1,509	267
Redeemed	(27,800)	(5,297)

Change in Class R6 Shares	1,376	30,909

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Bond Opportunities Fund
Class A
Year Ended August 31, 2018	$10.22	$0.38	$(0.33)	$0.05	$(0.31)	$—	$(0.31)
Year Ended August 31, 2017	10.24	0.39	0.05	0.44	(0.46)	—	(0.46)
Year Ended August 31, 2016	10.01	0.38	0.34	0.72	(0.49)	—	(0.49)
Year Ended August 31, 2015	10.60	0.40	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	0.38	0.80	(0.35)	(0.05)	(0.40)

Class C
Year Ended August 31, 2018	10.18	0.34	(0.32)	0.02	(0.27)	—	(0.27)
Year Ended August 31, 2017	10.21	0.35	0.04	0.39	(0.42)	—	(0.42)
Year Ended August 31, 2016	9.99	0.34	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	0.39	0.76	(0.33)	(0.05)	(0.38)

Class I
Year Ended August 31, 2018	10.24	0.41	(0.33)	0.08	(0.34)	—	(0.34)
Year Ended August 31, 2017	10.26	0.42	0.05	0.47	(0.49)	—	(0.49)
Year Ended August 31, 2016	10.03	0.40	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	0.37	0.82	(0.37)	(0.05)	(0.42)

Class R6
Year Ended August 31, 2018	10.24	0.43	(0.33)	0.10	(0.35)	—	(0.35)
Year Ended August 31, 2017	10.27	0.43	0.04	0.47	(0.50)	—	(0.50)
Year Ended August 31, 2016	10.03	0.42	0.35	0.77	(0.53)	—	(0.53)
Year Ended August 31, 2015	10.61	0.44	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	0.36	0.84	(0.39)	(0.05)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Commencing on August 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to August 31, 2017 as well as for the year ended August 31, 2018, the Fund did not transact in securities sold short.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$9.96	0.50%	$216,740	0.89%		3.76%		1.18%		74%	—%
10.22	4.47	190,488	0.89		3.87		1.23		61	62
10.24	7.51	125,248	0.89		3.81		1.27		71	—
10.01	(1.26)	64,383	0.89		3.85		1.27		90	—
10.60	8.01	19,131	0.89	(e)	4.01	(e)	1.49	(e)	77	—

9.93	0.20	81,916	1.29		3.35		1.68		74	—
10.18	3.97	70,849	1.29		3.46		1.72		61	62
10.21	7.03	49,223	1.29		3.40		1.76		71	—
9.99	(1.63)	13,324	1.29		3.44		1.79		90	—
10.59	7.55	4,727	1.29	(e)	3.49	(e)	1.98	(e)	77	—

9.98	0.74	2,245,011	0.64		3.99		0.93		74	—
10.24	4.73	1,560,658	0.64		4.12		0.94		61	62
10.26	7.76	1,070,541	0.64		4.09		0.95		71	—
10.03	(0.97)	942,467	0.64		4.08		0.97		90	—
10.61	8.22	132,823	0.64	(e)	4.30	(e)	1.26	(e)	77	—

9.99	0.99	473,811	0.49		4.17		0.68		74	—
10.24	4.78	471,843	0.49		4.26		0.68		61	62
10.27	8.01	155,660	0.49		4.23		0.69		71	—
10.03	(0.86)	113,977	0.49		4.22		0.71		90	—
10.61	8.38	47,277	0.49	(e)	4.53	(e)	1.00	(e)	77	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Global Bond Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services. Swap contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$75,385	$2,825	$78,210
United States	—	146,049	77,632	223,681

Total Asset-Backed Securities	—	221,434	80,457	301,891

Collateralized Mortgage Obligations
Bermuda	—	—	2,307	2,307
Italy	—	—	139	139
United States	—	96,713	7,369	104,082
Other Collateralized Mortgage Obligations	—	4,274	—	4,274

Total Collateralized Mortgage Obligations	—	100,987	9,815	110,802

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	5,485	5,485
United States	—	107,669	44,403	152,072

Total Commercial Mortgage-Backed Securities	—	107,669	49,888	157,557

Convertible Bonds
Other Convertible Bonds	—	92,334	—	92,334
Corporate Bonds
Canada	—	29,945	52	29,997
Luxembourg	—	64,279	1,015	65,294
United States	—	753,954	942	754,896
Other Corporate Bonds	—	670,745	—	670,745

Total Corporate Bonds	—	1,518,923	2,009	1,520,932

Foreign Government Securities	—	496,413	—	496,413
Private Placements
United States	—	—	15,000	15,000
Preferred Stocks
United States	—	—	1	1
Other Preferred Stocks	—	60	—	60

Total Preferred Stocks	—	60	1	61

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks
New Zealand	$—	$—	$72	$72
United States	1,187	—	218	1,405

Total Common Stocks	1,187	—	290	1,477

Loan Assignments
Other Loan Assignments	—	105,775	—	105,775
Rights
United States	—	—	4	4
Short-Term Investments
Investment Companies	162,818	—	—	162,818

Total Investments in Securities	$164,005	$2,643,595	$157,464	$2,965,064

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$26,904	$—	$26,904
Futures Contracts	4,408	—	—	4,408

Total Appreciation in Other Financial Instruments	$4,408	$26,904	$—	$31,312

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,846)	$—	$(8,846)
Futures Contracts	(2,302)	—	—	(2,302)
Swaps	—	(105)	—	(105)

Total Depreciation in Other Financial Instruments	$(2,302)	$(8,951)	$—	$(11,253)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the year ended August 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2017		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$—		$(6)	$4	$—	(a)	$891	$(295)	$2,231	$—	$2,825
Asset-Backed Securities — Ireland	785		—	— (a)	—		—	(785)	—	—	—
Asset-Backed Securities — United States	21,828		165	(409)	(8)		65,565	(14,510)	5,084	(83)	77,632
Collateralized Mortgage Obligations — Bermuda	—		—	8	—		2,299	—	—	—	2,307
Collateralized Mortgage Obligations — Italy	142		—	(4)	1		—	—	—	—	139
Collateralized Mortgage Obligations — United States	—		4	(24)	—	(a)	7,657	(268)	—	—	7,369
Commercial Mortgage-Backed Securities — Cayman Islands	864		—	16	—		4,605	—	—	—	5,485
Commercial Mortgage-Backed Securities — United States	35,746		(364)	(2,140)	21		38,229	(31,455)	6,071	(1,705)	44,403
Common Stocks — New Zealand	73		—	(1)	—		—	—	—	—	72
Common Stocks — United States	—	(b)	— (a)	29	—		189	— (a)	—	—	218
Corporate Bonds — Canada	—		—	(320)	3		369	—	—	—	52
Corporate Bonds — Luxembourg	—		4	(168)	1		833	(470)	815	—	1,015
Corporate Bonds — United States	959		(13)	12	7		422	(444)	—	(1)	942
Preferred Stocks — United States	2		—	(1)	—		—	—	—	—	1
Private Placements — Commercial Loans	—		—	—	—		15,000	—	—	—	15,000
Rights — United States	7		—	(3)	—		—	—	—	—	4

	$60,406		$(210)	$(3,001)	$25		$136,059	$(48,227)	$14,201	$(1,789)	$157,464

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the period ended August 31, 2018.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $(2,706,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$42		Terms of Exchange Offer / Restructuring	Expected Recovery	$8.23 ($8.23)
	—	(a)	Market Comparable Companies	EBITDA Multiple (b)	6.5x (6.5x)

Common Stocks	42

	1		Market Comparable Companies	EBITDA Multiple (b)	6.5x (6.5x)
				Discount for potential outcome (c)	30.00% (30.00%)

Preferred Stocks	1

	67,604		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (16.98%)
				Constant Default Rate	0.00% - 5.40% (0.34%)
				Yield (Discount Rate of Cash Flows)	2.37% - 6.68% (4.34%)

Asset-Backed Securities	67,604

	2,634		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 11.50% (10.19%)
				Constant Default Rate	0.00% - 2.41% (0.30%)
				Yield (Discount Rate of Cash Flows)	4.12% - 6.50% (4.42%)

Collateralized Mortgage Obligations	2,634

	38,119		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(71.65)% - 199.00% (9.23%)

Commercial Mortgage-Backed Securities	38,119

	15,000		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.11% (6.11%)

Private Placements	15,000

	64		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% - 32.07% (2.67%)
				Liquidity Discount	0.50% (0.50%)

Corporate Bonds	64

Total	$123,464

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2018, the value of these securities was approximately $34,000,000. The inputs for these securities are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At August 31, 2018, the Fund had the following loan commitment in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

		Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term				Par Amount	Value	Par Amount	Value	Par Amount	Value
Pearl Intermediate Parent LLC	Delayed Draw Term Loan	2/14/2025	2.75%	2.16%	$142	$139	$54	$53	$196	$192

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended August 31, 2018
Security Description	Value at August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (a) (b)	$86,406	$1,947,896	$1,871,492	$(32)	$40	$162,818	162,769	$1,526	$—

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

F. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund, otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of August 31, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,408	$—	$—	$4,408
Foreign exchange contracts	Receivables	—	26,904	—	26,904

Total		$4,408	$26,904	$—	$31,312

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,302)	$—	$—	$(2,302)
Credit contracts	Payables	—	—	(673)	(673)
Foreign exchange contracts	Payables	—	(8,846)	—	(8,846)

Total		$(2,302)	$(8,846)	$(673)	$(11,821)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2018 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$90	$(38)	$—	$52
Barclays Bank plc	5,870	(1,202)	—	4,668
BNP Paribas	471	(470)	—	1
Citibank, NA	6,034	—	—	6,034
Deutsche Bank AG	9	—	—	9
Goldman Sachs International	3,902	(2,765)	—	1,137
HSBC Bank, N.A.	5,746	(1,632)	—	4,114
Merrill Lynch International	52	—	—	52
National Australia Bank Ltd.	106	(23)	—	83
Royal Bank of Canada	5	(5)	—	—
Standard Chartered Bank	4,618	(2,679)	—	1,939
TD Bank Financial Group	1	—	—	1

	$26,904	$(8,814)	$—	$18,090

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$38	$(38)	$—	$—
Barclays Bank plc	1,202	(1,202)	—	—
BNP Paribas	470	(470)	—	—
Goldman Sachs International	2,765	(2,765)	—	—
HSBC Bank, N.A.	1,632	(1,632)	—	—
National Australia Bank Ltd.	23	(23)	—	—
Royal Bank of Canada	37	(5)	—	32
Standard Chartered Bank	2,679	(2,679)	—	—

	$8,846	$(8,814)	$—	$32

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$3,638	$—	$—	$3,638
Credit contracts	—	—	17	17
Foreign exchange contracts	—	24,274	—	24,274

Total	$3,638	$24,274	$17	$27,929

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$6,364	$—	$—	$6,364
Credit contracts	—	—	(105)	(105)
Foreign exchange contracts	—	20,987	—	20,987

Total	$6,364	$20,987	$(105)	$27,246

The Fund’s derivatives contracts held at August 31, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended August 31, 2018 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest:
Average Notional Balance Long	$232,988
Average Notional Balance Short	1,600,008
Ending Notional Balance Long	240,167
Ending Notional Balance Short	1,552,887

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	328,432
Average Settlement Value Sold	1,113,255
Ending Settlement Value Purchased	991,397
Ending Settlement Value Sold	1,901,122

Credit Default Swaps:
Average Notional Balance — Buy Protection	8,500	(a)
Ending Notional Balance — Buy Protection	8,500

(a)	For the period July 1, 2018 through August 31, 2018.

G. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended August 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$15	$5	$40	$10	$70

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$14	$19,910	$(19,924)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2018, JPMDS retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$29	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
0.90%	1.30%	0.65%	0.50%

The expense limitation agreement was in effect for the year ended August 31, 2018 and is in place until at least December 31, 2018.

For the year ended August 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$3,110	$1,979	$2,429	$7,518

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2018 was approximately $229,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,770,562	$1,971,041

During the year ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,052,785	$57,488	$125,718	$(68,230)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of futures contracts and forward foreign currency exchange contracts.

The tax character of distributions paid during the year ended August 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$96,666	$—	$96,666

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$79,978	$—	$79,978

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

As of August 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$12,046	$(24,878)	$(72,083)

The cumulative timing differences primarily consist of post-October capital loss deferrals, mark to market of forward foreign currency exchange contracts, mark to market of futures contracts, straddle loss deferrals and wash sale loss deferrals.

As of August 31, 2018, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$11,031	$13,847

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended August 31, 2018, the Fund deferred to September 1, 2018 the following net capital losses of (amounts in thousands):

Net Capital Losses (Gains)
Short-Term	Long-Term
$10,000	$(471)

During the year ended August 31, 2018, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term
$3,375

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended August 31, 2018.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2018, the Fund had four affiliated omnibus accounts and three non-affiliated omnibus accounts, which owned 31.7% and 10.7% of the Fund’s outstanding shares, respectively.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2018, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund invests in debt securities that have preferred stock characteristics. These characteristics include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

9. Subsequent Event

Effective October 5, 2018, the Fund may engage in securities lending to broker dealers or other financial institutions approved by the Fund. Citibank N.A. serves as lending agent for the Fund.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Bond Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Global Bond Opportunities Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of August 31, 2018 and held by the custodian and confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 29, 2018

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$992.60	$4.47	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	991.60	6.48	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class I
Actual	1,000.00	993.90	3.22	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class R6
Actual	1,000.00	995.60	2.46	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Fund. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), and a sub-set of funds within the Universe (the “Peer Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Bond Opportunities Fund’s performance for Class A and Class I shares was in the fourth, first and first quintiles based upon the Peer Group and in the third, first and first quintiles based upon Universe, for the one- and three-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Bond Opportunities Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	AN-GBO-818

Annual Report

J.P. Morgan Income Funds

August 31, 2018

JPMorgan Floating Rate Income Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy continued to outpace other developed markets, while geopolitical tensions and rising borrowing costs began to drag on emerging markets during the twelve months ended August 31, 2018.

“While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.” — George C.W. Gatch

Synchronized global economic growth helped the U.S. economy expand during the first half of the reporting period and U.S. equity prices reached record highs in every month from September 2017 through January 2018, a period also marked by low financial market volatility.

However, an early February sell-off in both equity and bond markets in the U.S. rapidly spread to other financial markets. The S&P 500 Index lost more than 10% of its value over several days and a spike in yields on benchmark 10-year U.S. Treasury bonds further roiled markets. U.S. equities recovered somewhat in subsequent months but it wasn’t until August 2018 that the S&P 500 returned to record highs.

In 2018, U.S. gross domestic product (GDP) rose 2.2% in the first quarter and 4.2% in the second quarter, the largest increase in nearly four years. Notably, U.S. corporate earnings and revenues in the first and second quarters of 2018 reached record levels and the U.S. unemployment rate fell to 3.9% in August 2018 from 4.2% in September 2017. The U.S. Federal Reserve responded to job growth and nascent inflationary pressure by raising interest rates in December 2017, and again in March and June. (Subsequent to the end of reporting period, the central bank raised rates in September 2018.)

In the European Union, political uncertainty clouded positive economic growth. While inflation remained below the European Central Bank’s (ECB) target rate, second quarter 2018 GDP grew by 2.1% and the unemployment rate in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008.

However, a new government in Italy threatened to challenge the European Commission’s stability and growth pact, raising investor fears that the commission would enact punitive measures. Also, negotiations over the U.K.’s exit from the European Union continued without resolution during the reporting period, raising political and economic uncertainty.

Against this backdrop, the ECB reiterated it would maintain interest rates at current levels until at least the summer of 2019.

China’s economy continued to drive emerging markets growth in late 2017, but U.S. tariffs on billions of dollars’ worth of Chinese goods in 2018 led to a decline in exports to the U.S. The Chinese government responded in kind to protectionist U.S. trade policies and moved to further stimulate domestic demand.

In other emerging markets, equities and bonds generally provided solid returns for the second half of 2017 but rising U.S. interest rates and a stronger U.S. dollar in 2018 raised borrowing costs and hurt select emerging markets, particularly petroleum importing nations with large current account deficits. Discrete political-economic factors in select nations also weighed on emerging markets debt.

While the impact of protectionist U.S. trade policies and currency devaluations in emerging markets loomed over financial markets, the underlying fundamentals of continued global economic growth remained in place at the end of August 2018.

We believe a long term outlook and a properly diversified portfolio should help investors navigate the changing market environment. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.63%
Credit Suisse Leveraged Loan Index	5.29%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Index)	(1.05)%

Net Assets as of 8/31/2018 (In Thousands)	$3,074,058

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

During the reporting period, U.S. equities largely outperformed fixed income securities as positive economic data, record high corporate earnings and rising interest rates provided support for equities. Within the fixed income markets, high yield bonds (also known as “junk bonds”) generally outperformed investment grade corporate debt and U.S. Treasury bonds. High yield bonds benefitted from continued investor appetite for higher risk in return for higher yield, as well as a low volume of new supply.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Benchmark”) for the twelve months ended August 31, 2018.

The Fund’s investment selection — mostly in loan assignments — in the consumer durables sector was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position in securities rated BB and its underweight position in securities rated CCC also detracted from relative performance as lower rated bonds generally performed better than higher rated bonds during the reporting period. The Fund’s investment selection, including loan assignments, in the health care and food/tobacco sectors was a leading positive contributor to relative performance.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, which does not hold high yield bonds, the Fund’s allocation to high yield bonds helped performance as high yield bonds generally outperformed other sectors of the bond market during the reporting period.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark during the twelve month reporting period, the Fund was overweight in securities rated AAA through BB and was underweight in securities rated B and CCC. The Fund’s portfolio managers generally upgraded the credit quality of the portfolio during the reporting period and gained exposure to higher quality loan assignments and bonds mainly by investing in floating rate loan facilities issued by corporations and, to a lesser extent, in fixed rate short duration corporate debt securities.

PORTFOLIO COMPOSITION***
Loan Assignments	79.4%
Corporate Bonds	11.8
Others (each less than 1.0%)	1.3
Short-Term Investments	7.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	June 1, 2011
With Sales Charge*		1.02%	1.85%	2.61%
Without Sales Charge		3.38	2.64	3.16
CLASS C SHARES	June 1, 2011
With CDSC**		1.87	2.11	2.64
Without CDSC		2.87	2.11	2.64
CLASS I SHARES	June 1, 2011	3.63	2.88	3.41
CLASS R6 SHARES	October 31, 2013	3.73	2.98	3.48

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2018. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The perform-

ance of the Lipper Loan Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 82.3% (a)
Aerospace & Defense — 1.6%
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 5/23/2025 (b)	11,600	11,564
MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 10/4/2024 (b)	16,150	15,767
TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 5/30/2025 (b)	6,684	6,666
TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 6/9/2023 (b)	15,473	15,436
TransDigm Group, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 8/22/2024 (b)	997	995

		50,428

Air Freight & Logistics — 0.3%
XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 2/24/2025 (b)	9,523	9,541

Airlines — 1.0%
American Airlines, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.00%), 4.06%, 12/14/2023 (b)	19,057	18,906
(ICE LIBOR USD 1 Month + 1.75%), 3.81%, 6/27/2025 (b)	12,739	12,466

		31,372

Auto Components — 0.2%
USI, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.33%, 5/16/2024 (b)	6,454	6,435

Automobiles — 0.1%
Scientific Games International, Inc., Term Loan (ICE LIBOR USD 2 Month + 2.75%), 4.83%, 8/14/2024 (b) (c)	2,000	1,994

Building Products — 0.7%
Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 8/18/2023 (b)	7,970	7,980
Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 11/21/2024 (b)	8,076	8,079
Unifrax LLC, Senior Secured Term Loan (ICE LIBOR USD 3 Month + 3.50%), 5.83%, 4/4/2024 (b)	5,446	5,466

		21,525

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 1.9%
Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 4/3/2025 (b) (c)	14,972	14,928
Gemini HDPE LLC, Advance (ICE LIBOR USD 3 Month + 2.50%), 4.85%, 8/7/2024 (b)	4,112	4,113
New Arclin US Holdings Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 3 Month + 3.50%), 5.83%, 2/14/2024 (b)	4,024	4,044
Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 5/1/2025 (b)	6,477	6,449
Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 9.83%, 5/1/2026 (b)	2,205	2,219
PolyOne Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.82%, 11/11/2022 (b)	9,036	9,032
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 9/6/2024 (b)	8,957	8,953
Tronox Finance LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.08%, 9/23/2024 (b)	6,996	7,017
(ICE LIBOR USD 1 Month + 3.00%), 5.08%, 9/23/2024 (b)	3,032	3,041

		59,796

Commercial Services & Supplies — 2.1%
Advanced Disposal Services, Inc., Term Loan B (1 Week LIBOR + 2.25%), 4.21%, 11/10/2023 (b)	3,180	3,185
Garda World Security, 1st Lien Term Loan B (Canada) (ICE LIBOR USD 3 Month + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 5.80%, 5/24/2024 (b)	18,728	18,799
Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.07%, 10/4/2023 (b) (c)	5,000	4,970
Prime Security Services Borrower LLC, Term B-1 Loan
(ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/2/2022 (b)	33,970	34,039
Prometric Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 1/29/2025 (b)	2,584	2,578

		63,571

Communications Equipment — 0.9%
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.31%, 12/15/2024 (b)	9,696	9,756

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Communications Equipment — continued
Global Tel*Link Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 5/23/2020 (b)	4,689	4,711
Lumentum Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 8/8/2025 (b) (c)	1,444	1,447
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.58%, 7/2/2025 (b)	11,732	11,698

		27,612

Containers & Packaging — 2.5%
Berry Plastics Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 1.75%), 4.19%, 2/8/2020 (b)	1,749	1,748
(ICE LIBOR USD 2 Month + 1.75%), 3.94%, 1/6/2021 (b)	5,022	5,018
(ICE LIBOR USD 1 Month + 2.00%), 4.19%, 10/1/2022 (b)	9,427	9,429
(ICE LIBOR USD 1 Month + 2.00%), 4.19%, 1/19/2024 (b)	5,580	5,576
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 4/3/2024 (b)	8,029	7,994
Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/22/2024 (b)	8,005	8,011
Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/29/2023 (b)	10,965	10,921
Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/5/2023 (b)	9,442	9,469
Ring Container Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 10/31/2024 (b)	7,442	7,439
Viskase Corp., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 1/30/2021 (b)	11,868	11,809

		77,414

Diversified Consumer Services — 1.3%
Altran Technologies SA, 1st Lien Term Loan B (France) (ICE LIBOR USD 3 Month + 2.25%), 4.57%, 3/20/2025 (b)	2,936	2,926
Capital Vision Services Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/6/2025 (b)	5,726	5,708
Capital Vision Services Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.83%, 2/6/2026 (b)	2,475	2,455

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Consumer Services — continued
PS Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.25%), 7.32%, 3/13/2025 (b)	790	793
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.59%, 11/14/2022 (b)	22,680	22,730
St George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 7/17/2025 (b)	6,864	6,933

		41,545

Diversified Financial Services — 0.8%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 9/27/2024 (b)	5,561	5,567
Advisor Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.81%, 8/9/2025 (b) (c)	4,055	4,078
Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.08%, 3/21/2025 (b)	1,616	1,632
Telenet Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 8/15/2026 (b) (c)	13,690	13,515

		24,792

Diversified Telecommunication Services — 5.9%
Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 1/31/2025 (b)	43,998	43,470
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/2/2024 (b)	18,430	18,374
Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 10/5/2023 (b)	10,928	10,742
Frontier Communications Corp., Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 6/15/2024 (b)	7,120	6,871
Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 5/16/2024 (b)	23,714	23,774
Intelsat Jackson Holdings SA, 1st Lien Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 3.75%), 5.81%, 11/27/2023 (b)	30,096	30,226
Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.32%, 2/22/2024 (b)	27,300	27,326
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.58%, 11/1/2024 (b)	9,586	9,574

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Telecommunication Services — continued
Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.33%, 11/1/2025 (b)	1,153	1,150
Windstream Communications LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.06%, 3/29/2021 (b)	4,663	4,336
Zayo Group LLC, Term Loan B-2 (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 1/19/2024 (b)	6,123	6,143

		181,986

Electric Utilities — 2.3%
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 1/15/2025 (b)	19,965	19,977
Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 5/2/2025 (b)	3,100	3,108
Homer City Generation LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 11.00%), 13.08%, 4/5/2023 (b)	4,296	4,008
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024 (b)	20,492	20,377
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024 (b)	1,164	1,158
Vistra Operations Co. LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 8/4/2023 (b)	21,698	21,655

		70,283

Electrical Equipment — 1.3%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 8/1/2025 (b)	15,183	15,263
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.75%), 8.83%, 8/3/2026 (b) (c)	8,080	8,191
Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.31%, 11/30/2023 (b) (c)	15,000	14,981

		38,435

Electronic Equipment, Instruments & Components — 0.2%
TTM Technologies, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 9/28/2024 (b)	3,351	3,353
VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.32%, 8/20/2025 (b)	4,350	4,355

		7,708

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — 0.9%
EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 5/3/2025 (b)	2,600	2,620
Floatel International Ltd., Initial Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.33%, 6/27/2020 (b)	2,922	2,616
KCA Deutag Alpha Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.75%), 9.08%, 2/28/2023 (b)	6,789	6,500
Keane Group Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.88%, 5/25/2025 (b)	3,784	3,765
McDermott Technology Americas, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.08%, 5/12/2025 (b)	8,408	8,491
Vistra Operations Co. LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 12/31/2025 (b)	2,250	2,244

		26,236

Equity Real Estate Investment Trusts (REITs) — 0.8%
ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 8/30/2023 (b)	6,640	6,628
GGP, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.56%, 8/27/2025 (b) (c)	19,370	19,236

		25,864

Food & Staples Retailing — 3.7%
Albertson’s LLC, 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/21/2022 (b) (c)	30,602	30,510
(ICE LIBOR USD 3 Month + 3.00%), 5.31%, 6/22/2023 (b) (c)	14,203	14,140
Albertson’s LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 8/25/2021 (b)	9,618	9,598
BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.07%, 2/3/2024 (b)	6,691	6,700
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 12/5/2023 (b)	17,213	12,293
SUPERVALU, Inc., Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024 (b)	14,858	14,874
SUPERVALU, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024 (b)	24,764	24,789

		112,904

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Food Products — 1.9%
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; US Prime Rate + 5.00%), 4.83%, 4/6/2024 (b)	15,194	15,161
Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.06%, 5/23/2025 (b)	11,687	11,585
JBS USA LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 4.83%, 10/30/2022 (b)	29,758	29,729
Mastronardi Produce Ltd., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 5/1/2025 (b)	944	949

		57,424

Health Care Equipment & Supplies — 1.1%
Auris Luxembourg III SARL, Term Loan B-7 (Luxembourg) (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 1/17/2022 (b)	8,607	8,671
Mallinckrodt International Finance SA, Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.52%, 2/24/2025 (b)	5,270	5,260
Mallinckrodt International Finance SA, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.20%, 9/24/2024 (b)	20,332	20,154

		34,085

Health Care Providers & Services — 5.4%
Acadia Healthcare Co., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/16/2023 (b)	2,893	2,906
CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.34%, 6/7/2023 (b)	20,971	21,010
Community Health Systems, Inc., Incremental 2021 Term H Loan (ICE LIBOR USD 3 Month + 3.25%), 5.54%, 1/27/2021 (b) (c)	30,101	29,647
MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 12/27/2024 (b)	3,772	3,757
Midwest Physician Administrative Services LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.81%, 8/15/2024 (b)	3,383	3,330
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (b)	26,240	26,215
National Mentor Holdings, Inc., Tranche B Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 1/31/2021 (b)	21,132	21,190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 2/28/2025 (b)	2,964	2,899
Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/14/2025 (b)	10,598	10,390
Pearl Intermediate Parent LLC, Delayed Draw (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 2/14/2025 (b)	865	848
Pharmerica Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.57%, 12/6/2024 (b)	8,219	8,266
Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 6/27/2025 (b)	6,546	6,557
Sound Inpatient Physicians Holdings LLC, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.83%, 6/26/2026 (b)	1,177	1,179
Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/6/2024 (b)	30,242	28,856

		167,050

Health Care Technology — 0.3%
Press Ganey Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 10/23/2023 (b)	8,673	8,686

Hotels, Restaurants & Leisure — 5.8%
1011778 BC ULC, 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 2/16/2024 (b) (c)	28,304	28,287
24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 5/30/2025 (b)	4,333	4,366
Aristocrat Leisure Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.10%, 10/19/2024 (b)	30,144	30,058
CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.58%, 10/7/2024 (b) (c)	29,484	29,447
Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.47%, 12/1/2023 (b) (c)	10,696	10,739
Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.82%, 10/4/2023 (b)	3,144	3,152
Greektown Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.09%, 4/25/2024 (b) (c)	15,002	15,002

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Hotels, Restaurants & Leisure — continued
Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 10/19/2020 (b)	8,687	8,676
Hilton Worldwide Finance LLC, Series B-2 Term Loan (ICE LIBOR USD 1 Month + 1.75%), 3.81%, 10/25/2023 (b) (c)	5,197	5,212
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.32%, 2/5/2025 (b)	7,642	7,674
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 3/27/2025 (b)	29,999	29,935
Penn National Gaming, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 1/19/2024 (b)	5,010	5,016

		177,564

Household Durables — 0.2%
American Greetings Corp. Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.58%, 4/6/2024 (b)	1,936	1,937
Janus International Group LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/12/2025 (b)	2,950	2,904

		4,841

Household Products — 0.4%
Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 9/26/2024 (b)	12,905	12,244

Independent Power and Renewable Electricity Producers — 2.8%
AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.07%, 5/31/2022 (b)	11,407	11,393
Calpine Corp., Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 1/15/2024 (b)	9,324	9,332
ExGen Renewables I LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.32%, 11/28/2024 (b)	9,102	9,125
Invenergy LLC, Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.81%, 8/28/2025 (b) (c)	7,557	7,613
NRG Energy, Inc., Term Loan (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/30/2023 (b)	20,856	20,833
Talen Energy Supply, Term Loan B-1 (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 7/15/2023 (b)	3,506	3,514
Talen Energy Supply, Term Loan B-2 (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 4/15/2024 (b)	25,105	25,163

		86,973

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — 1.0%
Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.58%, 8/4/2025 (b)	4,275	4,396
Asurion LLC, Term Loan B-7 (ICE LIBOR USD 3 Month + 3.00%), 5.08%, 11/3/2024 (b)	17,787	17,831
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.33%, 4/25/2025 (b)	7,757	7,747

		29,974

Internet & Direct Marketing Retail — 0.3%
Shutterfly, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 8/17/2024 (b)	7,407	7,426
Travelport Finance, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 4.81%, 3/17/2025 (b)	1,621	1,619

		9,045

Internet Software & Services — 0.8%
GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.83%, 5/31/2025 (b)	6,828	6,690
Impala Private Holdings II LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 11/14/2024 (b)	3,120	3,132
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.35%, 11/3/2023 (b)	13,661	13,567

		23,389

IT Services — 1.7%
Ensono LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.25%), 7.31%, 6/27/2025 (b)	3,222	3,230
Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 6.50%), 8.83%, 7/12/2023 (b)	13,981	14,139
First Data Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 2.00%), 4.07%, 7/8/2022 (b)	9,775	9,768
(ICE LIBOR USD 1 Month + 2.00%), 4.07%, 4/26/2024 (b)	13,973	13,949
Optiv Security, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.31%, 2/1/2024 (b)	4,691	4,538
Optiv Security, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.25%), 9.31%, 1/31/2025 (b)	4,000	3,855

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
IT Services — continued
SMS Systems Maintenance Services, Inc., Term Loan B (1 Week LIBOR + 5.00%; ICE LIBOR USD 1 Month + 5.00%), 7.08%, 10/30/2023 (b)	5,147	4,066

		53,545

Leisure Products — 1.5%
Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/1/2024 (b)	16,721	16,588
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 8.65%, 5/15/2022 (b)	4,655	4,655
NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/2/2025 (b)	24,151	24,045

		45,288

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 8/30/2024 (b)	2,797	2,793
Syneos Health, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 8/1/2024 (b)	1,921	1,921

		4,714

Machinery — 0.7%
Onex Wizard Acquisition Co. II SCA, Initial Dollar Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/11/2022 (b) (c)	11,532	11,566
Rexnord LLC/RBS Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.34%, 8/21/2024 (b)	4,732	4,746
Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 7/2/2025 (b)	5,189	5,200

		21,512

Materials — 0.4%
Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 4/1/2024 (b)	11,683	11,736

Media — 11.1%
Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.81%, 7/15/2025 (b)	14,125	13,666
Altice Financing SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.81%, 1/31/2026 (b)	1,067	1,029

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Altice US Finance I Corp., Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 7/28/2025 (b)	37,687	37,609
AMC Entertainment, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 12/15/2022 (b)	6,548	6,546
AMC Entertainment, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 12/15/2023 (b)	2,364	2,365
Charter Communications Operating, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 4/30/2025 (b)	9,122	9,122
Cineworld Finance US, Inc., 1st Lien Term Loan B (United Kingdom) (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/28/2025 (b)	15,617	15,563
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 7/17/2025 (b) (c)	46,791	46,582
Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 2/7/2024 (b)	9,120	9,126
Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/30/2024 (b)	10,610	10,522
iHeartCommunications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 8.83%, 1/30/2019 (b) (d)	11,961	8,901
iHeartCommunications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 7/30/2019 (b) (d)	2,795	2,078
Live Nation Entertainment, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 3.88%, 10/31/2023 (b) (c)	8,700	8,697
Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 1/31/2025 (b)	8,972	8,992
Mission Broadcasting, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 1/17/2024 (b)	709	711
MTL Publishing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 8/20/2023 (b)	11,081	11,053
NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 5/8/2025 (b)	500	499
Nexstar Broadcasting, Inc., Term Loan B-2 (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 1/17/2024 (b)	5,208	5,226

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Media — continued
Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 5.75%, 1/31/2026 (b)	15,419	14,795
Red Ventures LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 11/8/2024 (b)	9,810	9,908
Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 1/3/2024 (b)	8,169	8,165
Tribune Media Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 1/26/2024 (b)	6,389	6,401
Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 12/27/2020 (b)	5,442	5,446
Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 6/1/2023 (b) (c)	23,160	23,121
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/15/2024 (b)	23,460	22,498
Vertis, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 8.75%), 11.75%, 3/21/2018 ‡ (b) (d)	1,967	—	(e)
WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.20%, 11/1/2023 (b) (c)	22,896	22,796
Ziggo Secured Finance Partnership, 1st Lien Term Loan E (Netherlands) (ICE LIBOR USD 1 Month + 2.50%), 4.56%, 4/15/2025 (b)	18,655	18,330
Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 8/18/2023 (b)	8,387	8,417
Zuffa LLC, 2nd Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 8/18/2024 (b)	2,121	2,143

		340,307

Metals & Mining — 0.2%
Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 6.83%, 2/27/2023 (b)	5,750	5,827

Multiline Retail — 0.3%
Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/25/2020 (b)	9,234	8,560

Oil, Gas & Consumable Fuels — 5.6%
California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.44%, 12/31/2021 (b)	12,210	13,500

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.82%, 12/31/2022 (b)	15,910	16,129
Chesapeake Energy Corp., 1st Lien Last Out (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 8/23/2021 (b)	8,047	8,390
CITGO Petroleum Corp., Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.84%, 7/29/2021 (b)	5,838	5,835
Delek US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 3/31/2025 (b)	4,888	4,897
EG Finco Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.27%, 2/7/2025 (b)	8,180	8,177
EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 2/7/2025 (b)	2,993	2,991
Energy Transfer Equity LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.06%, 2/2/2024 (b)	19,956	19,952
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.59%, 8/25/2023 (b)	7,262	6,023
HFOTCO LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.09%, 6/26/2025 (b)	4,735	4,728
Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.33%, 6/2/2025 (b)	5,691	5,734
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/30/2024 (b)	2,930	2,900
MEG Energy Corp., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/2023 (b)	6,219	6,224
Southcross Holdings Borrower LP, Tranche B Term Loan (ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 3.50%), 3.50%, 4/13/2023 (b)	1,373	1,157
Stetson Midstream, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 6.58%, 7/18/2025 (b)	29,150	29,351
Summit Midstream Partners Holdings LLC, Senior Secured Term Loan (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 5/13/2022 (b)	9,585	9,705
Terraform Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 11/8/2022 (b)	5,094	5,094

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Oil, Gas & Consumable Fuels — continued
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 4/12/2024 (b)	25,590	22,897

		173,684

Personal Products — 0.2%
Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 1/26/2024 (b)	5,359	5,349

Pharmaceuticals — 2.1%
Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 10/21/2021 (b)	20,174	18,184
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.38%, 4/29/2024 (b)	3,521	3,539
Grifols Worldwide Operations Ltd., Term Loan B (1 Week LIBOR + 2.25%), 4.21%, 1/31/2025 (b)	14,813	14,870
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 6/2/2025 (b)	28,539	28,629

		65,222

Professional Services — 0.2%
Trans Union LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 6/19/2025 (b)	7,223	7,246

Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 4/18/2024 (b) (c)	14,313	14,306

Road & Rail — 1.1%
Avolon Borrower 1 US LLC, Term Loan B-3 (Ireland) (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 1/15/2025 (b)	31,220	31,178
URS Merger Sub Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.25%), 7.33%, 9/1/2024 (b)	2,264	2,267

		33,445

Semiconductors & Semiconductor Equipment — 0.4%
ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 3/31/2023 (b)	6,602	6,608
Versum Materials, Inc., Senior Secured Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 4.33%, 9/29/2023 (b)	5,197	5,205

		11,813

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 2.7%
Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.31%, 2/12/2025 (b)	2,578	2,578
Barracuda Networks, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.25%), 9.31%, 2/12/2026 (b)	563	569
Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 5.58%, 12/1/2023 (b)	4,389	4,396
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/1/2022 (b)	9,500	9,506
Landesk Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 1/20/2024 (b)	5,841	5,853
Landesk Software Group, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.08%, 1/20/2025 (b)	1,885	1,805
Misys, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/13/2024 (b)	13,618	13,546
Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.99%, 4/26/2024 (b)	12,614	12,608
Salient CRGT, Inc., Term Loan B (ICE LIBOR USD 1 Month + 5.75%), 7.83%, 2/28/2022 (b)	4,794	4,854
SolarWinds Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/5/2024 (b)	13,433	13,472
Solera LLC, Dollar Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/3/2023 (b)	4,497	4,491
Sonicwall, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 5.82%, 5/16/2025 (b) (c)	2,051	2,046
Sonicwall, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.82%, 5/18/2026 (b) (c)	1,375	1,365
Vertafore, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.33%, 7/2/2025 (b)	5,400	5,386

		82,475

Specialty Retail — 1.5%
Culligan Holding, Inc., 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 12/13/2023 (b)	4,296	4,274
Digicert Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.25%), 7.33%, 10/31/2024 (b)	3,463	3,474

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	11

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Specialty Retail — continued
Party City, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 5.28%, 8/19/2022 (b)	5,422	5,442
PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.09%, 3/11/2022 (b)	4,076	3,506
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.34%, 9/12/2024 (b)	29,205	29,106

		45,802

Technology Hardware, Storage & Peripherals — 1.3%
Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 9/7/2023 (b)	15,065	15,058
Mitel Networks, 1st Lien Term Loan (Canada) (ICE LIBOR USD 3 Month + 4.50%), 4.50%, 7/11/2025 (b) (c)	574	576
Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 4.25%), 6.57%, 5/16/2025 (b)	10,125	10,078
Quest Software US Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.57%, 5/18/2026 (b)	2,144	2,126
Radiate Holdco LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 2/1/2024 (b)	7,347	7,301
Thoughtworks, Inc., 1st Lien Incremental Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 10/11/2024 (b)	1,029	1,032
Thoughtworks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 10/11/2024 (b)	4,345	4,364

		40,535

Textiles, Apparel & Luxury Goods — 0.5%
Cole Haan LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 1/31/2020 (b)	4,279	4,223
Nine West Holdings, Inc., Initial Loan (US Prime Rate + 2.75%), 7.75%, 10/8/2019 (b)	1,844	1,809
Samsonite IP Holdings SARL, 1st Lien Term Loan B (Luxembourg) (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 4/25/2025 (b)	8,866	8,814

		14,846

Transportation Infrastructure — 0.2%
SIRVA Worldwide, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.69%, 8/4/2025 (b) (c)	4,800	4,788
SIRVA Worldwide, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.50%), 11.69%, 8/3/2026 (b) (c)	1,650	1,528

		6,316

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 1.5%
A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 5/1/2023 (b)	13,214	12,620
Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.63%, 2/2/2024 (b)	13,440	13,440
Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.07%, 3/9/2023 (b)	17,966	17,809
Syniverse Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.07%, 3/11/2024 (b)	2,545	2,456

		46,325

Total Loan Assignments (Cost $2,547,436)		2,529,569

Corporate Bonds — 12.3%
Airlines — 0.4%
Allegiant Travel Co. 5.50%, 7/15/2019	5,523	5,578
United Continental Holdings, Inc. 4.25%, 10/1/2022	8,078	7,937

		13,515

Auto Components — 0.1%
Icahn Enterprises LP 5.88%, 2/1/2022	4,250	4,322

Automobiles — 0.1%
Jaguar Land Rover Automotive plc (United Kingdom) 4.13%, 12/15/2018 (f)	3,417	3,417

Banks — 0.4%
Barclays Bank plc (United Kingdom) 7.63%, 11/21/2022	3,381	3,666
CIT Group, Inc. 4.13%, 3/9/2021	8,090	8,121

		11,787

Chemicals — 0.4%
CF Industries, Inc. 3.40%, 12/1/2021 (f)	9,000	8,889
FXI Holdings, Inc. 7.88%, 11/1/2024 (f)	2,552	2,459

		11,348

Commercial Services & Supplies — 0.4%
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.57%, 12/21/2065 (b) (f)	11,745	10,709
Nielsen Finance LLC 4.50%, 10/1/2020	1,500	1,496

		12,205

Construction & Engineering — 0.2%
MasTec, Inc. 4.88%, 3/15/2023	7,000	6,878

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — 0.4%
Ally Financial, Inc. 8.00%, 3/15/2020	12,050	12,788

Containers & Packaging — 0.4%
Ardagh Packaging Finance plc (Ireland) 4.25%, 9/15/2022 (f)	5,000	4,931
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	3,876	3,882
(ICE LIBOR USD 3 Month + 3.50%), 5.84%, 7/15/2021 (b) (f)	4,195	4,242

		13,055

Diversified Telecommunication Services — 0.1%
CCO Holdings LLC 5.25%, 9/30/2022	2,500	2,517
Level 3 Financing, Inc. 5.63%, 2/1/2023	1,535	1,554

		4,071

Electric Utilities — 0.0% (g)
Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 (d)	75,000	75

Electronic Equipment, Instruments & Components — 0.2%
Anixter, Inc. 5.63%, 5/1/2019	3,400	3,451
Ingram Micro, Inc. 5.00%, 8/10/2022	1,400	1,384

		4,835

Energy Equipment & Services — 0.2%
Nabors Industries, Inc.
5.00%, 9/15/2020	3,623	3,636
5.10%, 9/15/2023	2,500	2,414
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (f)	1,335	1,357

		7,407

Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc. 5.38%, 1/1/2022	3,000	3,089

Food Products — 0.1%
JBS USA LUX SA 7.25%, 6/1/2021 (f)	3,100	3,131

Health Care Equipment & Supplies — 0.1%
Mallinckrodt International Finance SA 4.88%, 4/15/2020 (f)	3,785	3,771

Health Care Providers & Services — 1.6%
Centene Corp. 5.63%, 2/15/2021	7,250	7,395
DaVita, Inc. 5.75%, 8/15/2022	4,800	4,866
HCA, Inc.
4.25%, 10/15/2019	7,000	7,078
6.50%, 2/15/2020	6,000	6,228
Tenet Healthcare Corp.
4.75%, 6/1/2020	2,480	2,505

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
6.00%, 10/1/2020	520	540
4.50%, 4/1/2021	5,000	4,994
4.38%, 10/1/2021	4,000	3,990
4.63%, 7/15/2024	11,841	11,598

		49,194

Hotels, Restaurants & Leisure — 1.3%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (f)	1,511	1,507
International Game Technology plc 5.63%, 2/15/2020 (f)	5,000	5,088
MGM Resorts International 5.25%, 3/31/2020	4,780	4,876
NCL Corp. Ltd. 4.75%, 12/15/2021 (f)	6,154	6,192
Scientific Games International, Inc., 5.00%, 10/15/2025 (f)	12,185	11,576
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (f)	11,645	11,645

		40,884

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp. 6.00%, 1/15/2022 (f)	5,000	5,087

IT Services — 0.3%
Alliance Data Systems Corp. 5.88%, 11/1/2021 (f)	5,000	5,112
Cardtronics, Inc. 5.13%, 8/1/2022	2,610	2,562

		7,674

Machinery — 0.1%
ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (f)	1,500	1,549

Media — 0.5%
Cablevision Systems Corp. 8.00%, 4/15/2020	4,628	4,871
CSC Holdings LLC
8.63%, 2/15/2019	1,486	1,520
5.25%, 6/1/2024	614	596
DISH DBS Corp. 7.88%, 9/1/2019	7,755	8,017

		15,004

Metals & Mining — 0.6%
FMG Resources August 2006 Pty. Ltd. (Australia) 4.75%, 5/15/2022 (f)	5,000	4,906
Freeport-McMoRan, Inc. 3.10%, 3/15/2020	12,100	11,999

		16,905

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	13

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 1.8%
Antero Resources Corp.
5.38%, 11/1/2021	5,100	5,183
5.13%, 12/1/2022	8,363	8,446
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	2,512	2,569
DCP Midstream Operating LP 4.75%, 9/30/2021 (f)	4,750	4,821
NGL Energy Partners LP 5.13%, 7/15/2019	4,250	4,257
PBF Holding Co. LLC 7.00%, 11/15/2023	3,636	3,800
QEP Resources, Inc. 5.25%, 5/1/2023	3,000	2,925
Range Resources Corp. 5.88%, 7/1/2022	5,200	5,252
Southwestern Energy Co. 4.10%, 3/15/2022	5,200	5,070
Sunoco LP 4.88%, 1/15/2023 (f)	1,840	1,815
Targa Resources Partners LP 4.25%, 11/15/2023	6,245	6,058
TerraForm Power Operating LLC 4.25%, 1/31/2023 (f)	6,709	6,541

		56,737

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc. 6.50%, 3/15/2022 (f)	6,000	6,210

Road & Rail — 0.5%
Avis Budget Car Rental LLC 5.50%, 4/1/2023	7,500	7,462
DAE Funding LLC (United Arab Emirates) 4.00%, 8/1/2020 (f)	8,358	8,307

		15,769

Software — 0.3%
Infor US, Inc. 5.75%, 8/15/2020 (f)	4,350	4,415
Nuance Communications, Inc. 5.38%, 8/15/2020 (f)	1,428	1,428
Symantec Corp. 4.20%, 9/15/2020	1,860	1,872

		7,715

Specialty Retail — 0.1%
Claire’s Stores, Inc.
9.00%, 3/15/2019 (d) (f)	4,000	2,570
6.13%, 3/15/2020 (d) (f)	1,872	1,203

		3,773

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC
4.42%, 6/15/2021 (f)	5,838	5,937
5.88%, 6/15/2021 (f)	5,000	5,144

		11,081

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc. 5.25%, 6/15/2020	4,039	4,120

Wireless Telecommunication Services — 0.7%
Inmarsat Finance plc (United Kingdom) 4.88%, 5/15/2022 (f)	5,285	5,298
Sprint Communications, Inc. 6.00%, 11/15/2022	5,000	5,061
Sprint Corp. 7.25%, 9/15/2021	5,000	5,242
Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (f) (h)	1,838	1,828
T-Mobile USA, Inc.
4.00%, 4/15/2022‡	3,334	—	(e)
4.00%, 4/15/2022	3,334	3,313

		20,742

Total Corporate Bonds (Cost $379,604)		378,138

	SHARES (000)
Common Stocks — 0.8%
Aerospace & Defense — 0.1%
Remington Outdoor Co., Inc.* ‡	419	3,445

Independent Power and Renewable Electricity Producers — 0.3%
Vistra Energy Corp.*	330	7,768

Oil, Gas & Consumable Fuels — 0.0% (g)
Southcross Holdco Equity* ‡	1	334

Software — 0.4%
Avaya Holdings Corp.*	500	11,680

Total Common Stocks (Cost $19,055)		23,227

Preferred Stocks — 0.5%
Insurance — 0.5%
XLIT Ltd. (Bermuda), Series D, (ICE LIBOR USD 3 Month + 3.12%), 5.46%, 10/25/2018 ($1,000 par value) (b) (i) (Cost $13,587)	16	16,543

	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.1%
Continental Airlines Pass-Through Trust Series 2004-ERJ1, 9.56%, 9/1/2019 (Cost $1,228)	1,187	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (g)
Independent Power and Renewable Electricity Producers — 0.0% (g)
Vistra Energy Corp., expiring 12/31/2049* ‡ (Cost $—)	1,250	882

	SHARES (000)
Short-Term Investments — 7.7%
Investment Companies — 7.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (j) (k) (Cost $238,030)	238,030	238,030

Total Investments — 103.7% (Cost $3,198,940)		3,187,606
Liabilities in Excess of Other Assets — (3.7%)		(113,548)

Net Assets — 100.0%		3,074,058

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	All or a portion of this security is unsettled as of August 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Defaulted security.
(e)	Amount rounds to less than one thousand.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.
(i)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of August 31, 2018.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,949,576
Investments in affiliates, at value	238,030
Cash	6,427
Foreign currency, at value	1
Receivables:
Investment securities sold	28,876
Investment securities sold — delayed delivery securities	244
Fund shares sold	4,023
Interest from non-affiliates	12,075
Dividends from affiliates	426
Tax reclaims	109
Unrealized appreciation on unfunded commitments	24

Total Assets	3,239,811

LIABILITIES:
Payables:
Investment securities purchased	163,415
Fund shares redeemed	364
Unrealized depreciation on unfunded commitments	41
Accrued liabilities:
Investment advisory fees	1,277
Administration fees	161
Distribution fees	51
Service fees	139
Custodian and accounting fees	37
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	268

Total Liabilities	165,753

Net Assets	$3,074,058

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

JPMorgan Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$3,279,387
Accumulated undistributed (distributions in excess of) net investment income	2,253
Accumulated net realized gains (losses)	(196,231)
Net unrealized appreciation (depreciation)	(11,351)

Total Net Assets	$3,074,058

Net Assets:
Class A	$170,374
Class C	22,641
Class I	1,460,764
Class R6	1,420,279

Total	$3,074,058

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,192
Class C	2,425
Class I	155,949
Class R6	151,605

Net Asset Value (a):
Class A — Redemption price per share	$9.37
Class C — Offering price per share (b)	9.34
Class I — Offering and redemption price per share	9.37
Class R6 — Offering and redemption price per share	9.37
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.59

Cost of investments in non-affiliates	$2,960,910
Cost of investments in affiliates	238,030
Cost of foreign currency	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	17

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2018

(Amounts in thousands)

JPMorgan Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$120,173
Interest income from affiliates	2
Dividend income from non-affiliates	803
Dividend income from affiliates	3,048

Total investment income	124,026

EXPENSES:
Investment advisory fees	14,082
Administration fees	2,078
Distribution fees:
Class A	277
Class C	170
Service fees:
Class A	277
Class C	57
Class I	3,427
Custodian and accounting fees	120
Interest expense to affiliates	1
Professional fees	144
Trustees’ and Chief Compliance Officer’s fees	33
Printing and mailing costs	63
Registration and filing fees	219
Transfer agency fees (See Note 2.I.)	31
Other	45

Total expenses	21,024

Less fees waived	(2,861)
Less earnings credits	(1)

Net expenses	18,162

Net investment income (loss)	105,864

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,950)
Foreign currency transactions	(17)

Net realized gain (loss)	(22,967)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,924
Foreign currency translations	— (a)
Unfunded commitments	(17)

Change in net unrealized appreciation/depreciation	7,907

Net realized/unrealized gains (losses)	(15,060)

Change in net assets resulting from operations	$90,804

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Floating Rate Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$105,864	$84,603
Net realized gain (loss)	(22,967)	(56,181)
Change in net unrealized appreciation/depreciation	7,907	59,824

Change in net assets resulting from operations	90,804	88,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,238)	(3,599)
Class C
From net investment income	(733)	(856)
Class I
From net investment income	(54,644)	(43,924)
Class R6
From net investment income	(43,768)	(35,871)

Total distributions to shareholders	(103,383)	(84,250)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	670,828	600,514

NET ASSETS:
Change in net assets	658,249	604,510
Beginning of period	2,415,809	1,811,299

End of period	$3,074,058	$2,415,809

Accumulated undistributed (distributions in excess of) net investment income	$2,253	$(35)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,372	$58,312
Distributions reinvested	4,234	3,597
Cost of shares redeemed	(38,974)	(57,237)

Change in net assets resulting from Class A capital transactions	$82,632	$4,672

Class C
Proceeds from shares issued	$5,590	$12,519
Distributions reinvested	721	838
Cost of shares redeemed	(9,694)	(9,264)

Change in net assets resulting from Class C capital transactions	$(3,383)	$4,093

Class I
Proceeds from shares issued	$747,849	$803,860
Distributions reinvested	46,643	3,528
Cost of shares redeemed	(657,234)	(346,605)

Change in net assets resulting from Class I capital transactions	$137,258	$460,783

Class R6
Proceeds from shares issued	$746,143	$265,017
Distributions reinvested	42,249	30,602
Cost of shares redeemed	(334,071)	(164,653)

Change in net assets resulting from Class R6 capital transactions	$454,321	$130,966

Total change in net assets resulting from capital transactions	$670,828	$600,514

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Floating Rate Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
SHARE TRANSACTIONS:
Class A
Issued	12,492	6,188
Reinvested	451	381
Redeemed	(4,149)	(6,061)

Change in Class A Shares	8,794	508

Class C
Issued	597	1,330
Reinvested	77	89
Redeemed	(1,034)	(984)

Change in Class C Shares	(360)	435

Class I
Issued	79,502	84,956
Reinvested	4,971	374
Redeemed	(69,898)	(36,680)

Change in Class I Shares	14,575	48,650

Class R6
Issued	79,377	28,012
Reinvested	4,500	3,246
Redeemed	(35,534)	(17,424)

Change in Class R6 Shares	48,343	13,834

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Floating Rate Income Fund
Class A
Year Ended August 31, 2018	$9.41	$0.36	(e)	$(0.05)	$0.31	$(0.35)	$—		$(0.35)
Year Ended August 31, 2017	9.36	0.35	(e)	0.05	0.40	(0.35)	—		(0.35)
Year Ended August 31, 2016	9.56	0.40	(e)	(0.20)	0.20	(0.40)	—		(0.40)
Year Ended August 31, 2015	10.04	0.38	(e)	(0.47)	(0.09)	(0.39)	—	(f)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(g)	0.02	0.41	(0.38)	(0.01)		(0.39)

Class C
Year Ended August 31, 2018	9.38	0.31	(e)	(0.05)	0.26	(0.30)	—		(0.30)
Year Ended August 31, 2017	9.34	0.31	(e)	0.04	0.35	(0.31)	—		(0.31)
Year Ended August 31, 2016	9.54	0.35	(e)	(0.19)	0.16	(0.36)	—		(0.36)
Year Ended August 31, 2015	10.02	0.33	(e)	(0.46)	(0.13)	(0.35)	—	(f)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(g)	0.02	0.36	(0.34)	(0.01)		(0.35)

Class I
Year Ended August 31, 2018	9.41	0.39	(e)	(0.05)	0.34	(0.38)	—		(0.38)
Year Ended August 31, 2017	9.37	0.37	(e)	0.05	0.42	(0.38)	—		(0.38)
Year Ended August 31, 2016	9.57	0.42	(e)	(0.19)	0.23	(0.43)	—		(0.43)
Year Ended August 31, 2015	10.05	0.40	(e)	(0.46)	(0.06)	(0.42)	—	(f)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(g)	0.02	0.44	(0.41)	(0.01)		(0.42)

Class R6
Year Ended August 31, 2018	9.41	0.40	(e)	(0.06)	0.34	(0.38)	—		(0.38)
Year Ended August 31, 2017	9.37	0.39	(e)	0.04	0.43	(0.39)	—		(0.39)
Year Ended August 31, 2016	9.57	0.43	(e)	(0.19)	0.24	(0.44)	—		(0.44)
Year Ended August 31, 2015	10.05	0.41	(e)	(0.46)	(0.05)	(0.43)	—	(f)	(0.43)
October 31, 2013 (h) through August 31, 2014	10.10	0.34	(g)	(0.03)	0.31	(0.35)	(0.01)		(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.37	3.38%	$170,374	0.98%	3.88%		1.16%	38%
9.41	4.36	88,390	0.98	3.76		1.18	51
9.36	2.30	83,254	0.99	4.29		1.22	41
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(g)	1.15	61

9.34	2.87	22,641	1.48	3.35		1.67	38
9.38	3.74	26,114	1.48	3.25		1.69	51
9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(g)	1.65	61

9.37	3.63	1,460,764	0.73	4.11		0.91	38
9.41	4.51	1,329,888	0.73	3.96		0.91	51
9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(g)	0.90	61

9.37	3.73	1,420,279	0.63	4.21		0.66	38
9.41	4.61	971,417	0.63	4.10		0.66	51
9.37	2.65	837,611	0.64	4.67		0.66	41
9.57	(0.49)	391,548	0.64	4.18		0.67	16
10.05	3.05	916,404	0.63	4.11	(g)	0.66	61

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Floating Rate Income Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,217	$—		$1,217
Corporate Bonds
Wireless Telecommunication Services	—	20,742	—	(a)	20,742
Other Corporate Bonds	—	357,396	—		357,396

Total Corporate Bonds	—	378,138	—	(a)	378,138

Common Stocks
Aerospace & Defense	—	—	3,445		3,445
Oil, Gas & Consumable Fuels	—	—	334		334
Other Common Stocks	19,448	—	—		19,448

Total Common Stocks	19,448	—	3,779		23,227

Preferred Stocks
Other Preferred Stocks	—	16,543	—		16,543
Loan Assignments
Media	—	340,307	—	(a)	340,307
Other Loan Assignments	—	2,189,262	—		2,189,262

Total Loan Assignments	—	2,529,569	—	(a)	2,529,569

Rights
Independent Power and Renewable Electricity Producers	—	—	882		882
Short-Term Investments
Investment Companies	238,030	—	—		238,030

Total Investments in Securities	$257,478	$2,925,467	$4,661		$3,187,606

(a)	Amount rounds to less than one thousand.

There were no significant transfers among any levels during the year ended August 31, 2018.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At August 31, 2018, the Fund had investments in loan assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse International	16.9%
Barclays Bank plc	11.0
JPMorgan Chase Bank, N.A.	6.8
Bank of America, N.A.	8.2
Morgan Stanley	7.3
Deutsche Bank AG	7.6
Goldman Sachs International	6.7

E. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At August 31, 2018, the Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Pearl Intermediate Parent LLC	Delayed Draw Term Loan	2/14/2025	2.75%	2.16%	$2,260	$2,215	$865	$848	$3,125	$3,063
St. George’s University Scholastic Services LLC	Delayed Draw Term Loan	7/17/2025	1.75	0.00	2,136	2,157	—	—	2,136	2,157
Thoughtworks, Inc.	Delayed Draw Term Loan	10/11/2024	2.00	0.00	771	774	—	—	771	774

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

F. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of August 31, 2018, which are shown as a Receivable for investment securities sold - delayed delivery securities on the Statement of Assets and Liabilities.

G. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended August 31, 2018
Security Description	Value at August 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82% (a)(b)	$166,805	$1,428,652	$1,357,427	$—	$—	$238,030	238,030	$3,048	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended August 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$9	$4	$12	$6	$31

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(24)	$(193)	$217

The reclassifications for the Fund relate primarily to debt modifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares, respectively.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.50%	0.75%	0.65%

The expense limitation agreement was in effect for the year ended August 31, 2018 and is in place until at least December 31, 2018.

For the year ended August 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$107	$71	$2,259	$2,437

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2018 was approximately $424,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,615,809	$938,537

During the year ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$3,199,074	$21,475	$32,943	$(11,468)

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to debt modifications.

The tax character of distributions paid during the year ended August 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$103,383	$—	$103,383

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$84,250	$—	$84,250

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of August 31, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,313	$(176,066)	$(11,486)

The cumulative timing differences primarily consist of post-October capital loss deferrals.

As of August 31, 2018, the Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$21,336	$154,730

Specified ordinary losses and net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2018 the Fund deferred to September 1, 2018 the following specified ordinary losses and net capital losses (gains) (amounts in thousands):

Specified Ordinary Losses	Net Capital Losses (Gains)
	Short-Term	Long-Term
$19	$(745)	$20,779

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2018.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2018, the Fund had four affiliated omnibus accounts, which represented 52.7% of the Fund’s outstanding shares.

As of August 31, 2018, the JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
13.3%	16.9%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

9. Subsequent Event

Effective October 5, 2018, the Fund may engage in securities lending to broker dealers or other financial institutions approved by the Fund. Citibank N. A. serves as lending agent for the Fund.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Floating Rate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Floating Rate Income Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 29, 2018

We have served as the auditor of one or more investment companies in JPMorgan Funds complex since 1993.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	33

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	136	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	136	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	136	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	136	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	136	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	136	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	136	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	136	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	136	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	136	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	136	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	136	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	136	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (136 funds).

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	35

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Floating Rate Income Fund
Class A
Actual	$1,000.00	$1,014.90	$4.98	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class C
Actual	1,000.00	1,012.30	7.51	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class I
Actual	1,000.00	1,016.10	3.71	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,016.60	3.20	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”) as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group and in the fifth quintile based upon Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the fourth, fifth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of their regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and in the fourth and second quintiles based upon Universe, respectively. The Trustees noted that the Fund’s net advisory fee and actual total expenses for the Class I shares were in the fourth and second quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2018	J.P. MORGAN INCOME FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had approximately $797,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2018.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	AN-FRI-818

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $213,414

2017 – $298,713

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $18,780

2017 – $31,320

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $37,233

2017 – $58,174

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32.1 million

2017 – $28.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 07, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 07, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 07, 2018